EXHIBIT 4.27



THIS AGREEMENT IS MADE EFFECTIVE as at the 1st day of October, 2003

BETWEEN:

                      ADDISON YORK INSURANCE BROKERS, LTD.
               a body corporate incorporated pursuant to the laws
                            of the State of Delaware,
                  (hereinafter referred to as the "Purchaser")

                                       and

                             DKWS ENTERPRISES, INC.
                          a body corporate incorporated
                 pursuant to the laws of the State of California
                       (hereinafter referred to as "DKWS")

                                       and

                        KABAKER FAMILY TRUST OF JULY 1998
         a trust formed pursuant to the laws of the State of California,
                    (hereinafter referred to as the "Trust")

                                       and

                                 JOHN W. KABAKER
                        a resident of the City of Novato
                           in the State of California
                       (hereinafter referred to as "JWK")

                                       and

                                 THEOLYN KABAKER
                        a resident of the City of Novato
                           in the State of California
                        (hereinafter referred to as "TK")

WHEREAS DKWS has its principal offices in Novato, California and is primarily engaged in the insurance brokerage business in California under the name of "Vista International Insurance Brokers" (the "Business"), and wishes to sell to the Purchaser substantially all of the Business' assets (other than as described herein) and the Purchaser desires to acquire such assets upon the terms and conditions expressed in this Agreement;

AND WHEREAS the Trust owns the insurance Client Files and Book of Business processed by DKWS and wishes to sell to the Purchaser substantially all of its assets including the insurance Client Files and book of business processed by DKWS and the Purchaser desires to acquire such assets upon the terms and conditions expressed in this Agreement;



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

AND WHEREAS the Trust was formed pursuant to the laws of the State of California by an agreement dated July 2, 1998, and the trustees of the Trust are JWK and TK (together referred to herein as the "Trustees");

AND WHEREAS the Trust owns all of the outstanding capital stock of DKWS and will provide certain non-competition, indemnification and other assurances to the Purchaser as a material inducement for Purchaser to enter into this transaction;

AND WHEREAS JWK and TK currently operate and manage the affairs of the Trust and DKWS (in their capacities as trustees, officers and directors as the case may be) and are entering into this Agreement to provide certain non-competition, indemnification and other assurances to the Purchaser as a material inducement for Purchaser to enter into this transaction;

NOW THEREFORE in consideration of the premises and the mutual agreements and covenants herein contained, and for other good and valuable consideration, the Parties covenant and agree as follows:

1.00 - DEFINITIONS

1.01 In this Agreement, unless there is something in the subject matter or context inconsistent therewith, the following words and terms shall have the respective meanings ascribed to them as follows:

(a) "Adverse Consequences" means all charges, complaints, actions, suits, proceedings, hearings, investigations, claims, demands, judgments, orders, decrees, stipulations, injunctions, damages, dues, penalties, fines, costs, amounts paid in settlement, liabilities (whether known or unknown, whether absolute or contingent, whether liquidated or unliquidated, and whether due or to become due), obligations, taxes, liens, losses, expenses, and fees, including all reasonable attorneys' fees and court costs;

(a) "Assumed Contracts" shall mean any right, title, interest, entitlement or benefit of the Vendor under or in respect of any contract, agreement, non-competition contract, lease, engagement, commitments including unfilled orders received by the Vendor in connection with the Business or license which is applicable to the Business and specifically assumed by the Purchaser to the extent the same may be assignable to the Purchaser, including, but not restricted to, the Lease Agreements and the contracts described in Schedules "C" and "D" attached hereto;

(a) "Carrier Appointment" means that the Purchaser has received written notification from an insurance carrier or wholesaler, as the case may be, stating that the Purchaser is an authorized agent of the insurance carrier or wholesaler for the sale of its insurance products;



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


(a) "Client Files" shall mean all business files, customer lists and other records applicable to the Business including, without limiting the generality of the foregoing, the Client List attached as Schedule "A" hereto, all client files and policies owned by the Vendor and which reasonably would result in Earned Commissions for the Vendor prior to this sale and are expected to result in Earned Commissions for the Purchaser thereafter; all lapsed client files which relate to former clients of the Business and all records, documents, computer tapes and disks and related electronic data in which or by which any such Business files, customer lists, lapsed client files or other records applicable to the Business are stored or kept;

(a) "Closing Date" means the 17th day of October, 2003, or such other date as shall be mutually agreed to by the parties in writing;

(a) "Closing Time" means 2:00 o'clock a.m. Pacific time, on the Closing Date or such other time on such date as the parties may agree as the time at which the Closing shall take place;

(a) "Commissions Earned" or "Earned Commissions" shall mean the commission revenue attributable to policies sold by the Vendor and/or payable under agreements with insurers, with an effective date after the Effective Date and which shall include commissions notwithstanding that the same may not have been invoiced. Notwithstanding the foregoing, the Commissions Earned shall not include any:
          (i)  Contingency Revenues in excess of $50,000.00;
          (ii) revenues derived by the Purchaser from joint venture or revenue processing agreements which the Purchaser or Vendor may enter into after the Closing Date, except those revenues derived by the Purchaser from those persons or agencies set forth on Schedule "M" attached hereto which shall be included in the definition of Earned Commissions;
          (iii) life insurance revenues;
          (iv) interest income; or
          (v)  finance charges;

(a) "Contingency Revenue" means those commissions paid to the Purchaser by insurance companies based upon the volume, growth and or profitability of insurance business placed with such insurance companies by the Purchaser;

(a)       "Effective Date" means October 1st, 2003; (a)

(a) "Environmental, Health, And Safety Laws" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, the Resource Conservation and Recovery Act of 1976, and the Occupational Safety and Health Act of 1970, each as amended, together with all other laws (including rules, regulations, codes, plans, injunctions, judgments, orders, decrees, rulings, and charges thereunder) of federal, state, local, and foreign governments (and all



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

     agencies thereof) concerning pollution or protection of the environment, public health and safety, or employee health and safety, including laws relating to emissions, discharges, releases, or threatened releases of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes into ambient air, surface water, ground water, or lands or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport, or handling of pollutants, contaminants, or chemical, industrial, hazardous, or toxic materials or wastes;

(a) "Escrow Agent" means Demiantschuk Milley Burke & Hoffinger, barristers and solicitors, located at 1200, 1015 - 4th Street, SW, Calgary, Alberta, T2R 1J4;

(a) "Excluded Assets" means those assets set forth in Schedule "T" attached hereto and forming a part hereof;

(a) "Intellectual Property" means (A) all inventions (whether patentable or unpatentable and whether or not reduced to practice), all improvements thereto, and all patents, patent applications, and patent disclosures, together with all reissuances, continuations, continuations-in-part, revisions, extensions, and reexaminations thereof, (B) all trademarks, service marks, trade dress, logos, together with all translations, adaptations, derivations, and combinations thereof and including all goodwill associated therewith, and all applications, registrations, and renewals in connection therewith, (C) all copyrightable works, all copyrights, and all applications, registrations, and renewals in connection therewith, (D) all mask works and all applications, registrations, and renewals in connection therewith, (E) all trade secrets and confidential business information (including ideas, research and development, know-how, formulas, compositions, manufacturing and production processes and techniques, technical data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, and business and marketing plans and proposals), (F) all computer software (including data and related documentation), (G) all other proprietary rights, and (H) all copies and tangible embodiments thereof (in whatever form or medium);

(a) "Lease Agreements" means the lease agreements and sub-lease agreements (as the case may be) for the Premises of the Business as attached as Schedule "C" hereto;

(r)       "Non-Competition   Agreement"   means  those   agreements   respecting
     competition by DKWS, the Trust, JWK and TK substantially in the form attached hereto as Schedule "F";

(p) "Premises" means the properties as municipally described in Schedule "V" attached hereto;

(p)       "Purchased Assets" means, subject to paragraph 2.03 herein, all of the





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     assets,  property and rights  (other than the Excluded  Assets) of any kind and description owned and used by the Vendor or held by them for use in, or in respect of the operations of, the Business wherever such assets, property or rights are located as of the Effective Date hereof including, without limitation, the following assets, properties and rights: (p)
     i    all  rights,  title and  interest  of the  Vendor in, to and under all
          Assumed  Contracts,   contracts,   leases,  agreements,   engagements,
          commitments including unfilled orders received by the Vendor in connection with the Business and other rights of or pertaining to the Business as are specifically accepted by the Purchaser in writing, whether written or unwritten, provided that the Purchaser shall in no event be liable or responsible for any liabilities or obligations thereunder which shall be in existence at, or accruing for or during the period prior to, the Closing Date except as otherwise agreed in this Agreement;
     ii all fixed assets, equipment, supplies, inventory of and pertaining to and used in the Business, including without limiting the generality of
          the  foregoing,  all  furniture,   furnishings,   fixtures,  leasehold
          improvements (whether or not fixtures), and all other materials and accessories, goods, chattels and effects of all kinds utilized by the Vendor in connection with the operation of the Business including,
          without  limitation,   computer  hardware,  credit  card  verification
          equipment, computer software and accounting systems and all of those other assets listed in Schedule "B" (collectively the "Fixed Assets");
     iii the right of the Vendor to carry on the Business under the name of "Vista International Insurance Brokers" and the right to use any words or tradenames of the Vendor indicating that the Business is so carried on;
     iv the goodwill of the Vendor in the Business ("Goodwill") including, without limitation, the rights granted to the Purchaser in respect of, inter alia, the name "Vista International Insurance Brokers" for use in the Business, the right of the Vendor to retain and use all of the Business' present telephone numbers, listings and advertisements as listed in the current telephone directory for all locations where the Business is conducted and all licenses, permits and other required authorizations issued by any governmental body, which are required in the continued operation of the Business and which are assignable, and the list of customers of and suppliers to the Business, and to the extent they exist and are capable of being assigned any and all customer profiles and customer databases and all advertising signs, registered and unregistered trademarks, trade or brand names, service
          marks,   copyrights,   franchises,   technology  or  other   processes
          pertaining to the Business;
     v all of the Vendor's Business records necessary to enable the Purchaser to renew the Purchased Book of Business (as defined in section 1.00(p)(vii) below);
     vi   all Intellectual Property related to the Business;
     vii all of the Business, including, but not limited to, the life, health, bond, and property and casualty insurance business (both personal and commercial



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          lines) and renewals and expirations thereof, together with all written or otherwise recorded documentation, data or information relating to the Business, whether compiled by Vendor or by other agents, trustees or employees of Vendor, including, but not limited to: (i) lists of insurance companies and records pertaining thereto; (ii) customer lists, prospect lists, policy forms, and/or rating information, expiration dates, information on risk characteristics, information concerning insurance markets for large or unusual risks, and all other types of written or otherwise recorded information customarily used by Vendor or available to Vendor, including all other records of and pertaining to the accounts and customers of Vendor, past and present, including, but not limited to, the active insurance customers of Vendor (collectively, the "Purchased Book of Business");
     viii All other assets of Vendor  relating or  pertaining  to the  Purchased
          Book of Business, including (i) computer disks, servers, software, databases (whether in the form of computer tapes or otherwise), related object and source codes, and associated manuals, and any other records or media of storage or programs for retrieval of information pertaining to the Purchased Book of Business, (ii) all supplies and materials, including promotional and advertising materials, brochures, plans, supplier lists, manuals, handbooks, and related written data and information, (iii) customer and other deposits and prepayments,
          (iv) transferable approvals, permits, licenses, orders, registrations, certificates, variances and similar rights obtained from governments and governmental agencies to own and operate the Business and Purchased Assets; and (v) the Client Files and book of business; and
     ix   all  rights,  title and  interest  of the  Vendor in, to and under all
          contracts,  leases,  agreements,  engagements,   commitments  and  all
          commission revenue derived by the Vendor from those persons or agencies set forth on Schedule "M" attached hereto and forming a part hereof;




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

(r)       "Tax"  means any  federal,  state,  local,  or foreign  income,  gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Code Section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not; (r)

(r) "Tax Return" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes arising from the operation of the Business or the ownership of the Purchased Assets, including any schedule or attachment thereto, and including any amendment thereof;

(r)       "Vendor" means collectively DKWS and the Trust.

1.02 The following are the Schedules which are to be attached to and are incorporated into this Agreement by reference and are deemed to be a part hereof:
     (d)  Schedule  "A":  Client list  including  the Client  Files and names of
          customers  (current  and  previous),   all  commission  revenues,  all
          premiums and all policies in force for each client, also referred to as the Accounts;
     (e)  Schedule "B": Fixed Assets of the Vendor on Closing Date;
     (f)  Schedule "C" Lease Agreements;
     (g)  Schedule  "D":  Assumed   Contracts   (including   insurance   company
          contracts) of the Vendor;
     (h)  Schedule "E": Financial Statements of the Vendor;
     (i)  Schedule "F"  Non-Competition  Agreements of DKWS, the Trust,  JWK and
          TK;
     (j)  Schedule "G" Employment Agreements of JWK and TK;
     (k)  Schedule "H" Permitted Encumbrances;
     (l)  Schedule "I" Tax Returns and Other Tax Matters;
     (m)  Schedule "J" Volume Reports - Summary Production Reports;
     (n)  Schedule "K" Vendor's Insurance;
     (o)  Schedule "L" Escrow Agreement;
     (p)  Schedule "M" Joint Venture Agencies;
     (q) Schedule "N" Schedule of Vendors Existing carrier appointments With a B+ or Higher Rating;
     (r)  Schedule "O" Promissory Note;
     (s)  Schedule "P" Agency Agreement;
     (t)  Schedule "Q" Final Note;
     (u)  Schedule "R" Subordination Agreement and Power of Attorney;
     (v)  Schedule "S" DKWS Liabilities
     (w)  Schedule "T" Excluded Assets;
     (x)  Schedule "U" Security Agreement;
     (y)  Schedule "V" Municipal Description of Premises; and



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     (z)  Schedule  "W" List of Those  Clients of the  Business  From The Client
          Files Who Provide Earned Commissions to the Vendor in excess of $5,000.00 per Annum.

1.03 Unless otherwise indicated, all dollar amounts referred to in this Agreement are in United States funds.

1.04 Any references herein dealing with federal or state legislation, rules, regulations or codes shall be deemed to be a reference to those federal or state legislation, rules, regulations or codes as amended from time to time.

2.00 - THE ACQUISITION

2.01 At the Effective Date, and upon and subject to the terms and conditions of this Agreement, the parties mutually covenant and agree as follows:

(a) Vendor shall sell, convey and assign to Purchaser all right, title and interest of Vendor in and to the Purchased Assets free and clear of all liens, pledges, security interests, charges, restrictions or encumbrances of any nature whatsoever, except for those described in Schedule "H" annexed hereto; and

(b) Purchaser shall purchase and accept the Purchased Assets from Vendor and assume the Assumed Contracts in exchange for the consideration described in Article 3.00.

2.02 On the Effective Date, Purchaser shall assume all of the obligations and liabilities first arising or occurring under the Assumed Contracts after the Closing Date. Except for these obligations, the Purchaser shall not assume or be deemed to have assumed any liability or obligation of the Vendor whatsoever.

2.03 Vendor does not agree to sell or assign, and Purchaser does not agree to purchase or assume, any assets, liabilities and obligations not described in paragraphs 2.01 or 2.02 of this Agreement. Without limiting the foregoing and notwithstanding anything to the contrary set forth herein, Purchaser shall not purchase or assume any of the following:

(a) the Vendor's cash in hand or in banks and other readily liquid working capital as of the close of business on the Effective Date, including Vendor's accounts and other receivables, money market certificates, stocks, bonds, and Vendor's automobiles and other vehicles;

(b) Vendor's claims, refunds, causes of action, choses in action, rights of recovery, rights of set off, and rights or recoupment (including any such right relating to the payment of Taxes) except those relating to the Purchased Assets or the Business arising after the Effective Date;

(c) (i) any contract, lease or other obligation that relates to the Purchased Assets or the Business and is not otherwise assigned to Purchaser under this Agreement or (ii) any contract, lease or other obligation whatsoever not relating to the Purchased Assets or the Business;

(d)       (i) Vendor's  corporate  charter,  taxpayer  and other  identification
     numbers,   seals,   minute  books,   stock  transfer  books,   blank  stock
     certificates,   and  other



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

     documents relating to the organization, maintenance, and existence of Vendor as a corporation or (ii) any of the rights of Vendor under this Agreement;

(e) any duty or liability of any type whatsoever with respect to any employee or to any pension or profit sharing plan or other employee benefit;

(f) (i) any liability for income, transfer, sales, use, and other Taxes, including any such Taxes arising in connection with the consummation of the transactions contemplated hereby (including any Taxes arising because Vendor is transferring the Purchased Assets), (ii) any liability of Vendor for the unpaid Taxes of any person or entity under United States Treasury Regulation 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise, (iii) any obligation of Vendor to indemnify any person or entity (including any shareholder) by reason of the fact that such person or entity was a director, officer, employee, or agent of Vendor or was serving at the request of any such entity as a partner, trustee, director, officer, employee, or agent of another entity (whether such indemnification is for judgments, damages, penalties, fines, costs, amounts paid in settlement, losses, expenses, or otherwise and whether such indemnification is pursuant to any statute, charter document, bylaw, agreement, or otherwise), (iv) any liability of Vendor for costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, or (v) any liability or obligation of Vendor under this Agreement (or under any related agreement between Vendor on the one hand and Purchaser on the other hand entered into on or after the date of this Agreement); or

(g)       those assets set forth on Schedule "T" attached hereto.

2.04 The consummation of the purchase and sale of the Purchased Assets shall take place by way of the mutual exchange of documents under appropriate trust conditions at the Closing Time on the Closing Date at the offices of the Escrow Agent, unless another date or place is agreed to in writing by the parties hereto.

3.00 - CONSIDERATION AND METHOD OF PAYMENT

3.01 Subject to the terms and conditions of this Agreement, the Vendor hereby sells, assigns and transfers to the Purchaser and the Purchaser hereby buys from the Vendor the Purchased Assets for the aggregate sum of: (1) $5,171,173.00 (which sum represents 80% of the Purchase Price), subject to Adjustment as set out in paragraph 3.04; PLUS (2) that amount (the
     "Remaining Balance of the Purchase Price") as shall be determined in accordance with the terms of paragraph 3.05 herein; (both amounts together are referred to herein collectively as the "Purchase Price")

3.02 For all purposes (including federal and state income tax purposes), the parties agree to allocate the aggregate of the Purchase Price (as adjusted pursuant to the First Adjustment or the Second Adjustment - collectively referred to herein as the "Adjustment") among the Purchased Assets as follows (the "Allocation"): (i) $103,423.50 shall be allocated to the Fixed Assets owned by DKWS and listed on Schedule "B"; (ii) $103,423.50 shall be allocated equally to the covenants of DKWS, JWK, TK and the Trust as set forth in the



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

     Non-Competition Agreements attached as Schedule "F" hereto; (iii) $2,482,163.00 shall be allocated to the Goodwill, and (iv) $2,482,163.00 shall be allocated to the Purchased Book of Business. Each of Purchaser and Vendor shall file, in accordance with the Internal Revenue Code of 1986, as amended (the "Code"), an Asset Acquisition Statement on Form 8594 with its federal income tax return for the tax year in which the Closing Date occurs, and shall contemporaneously provide the other party with a copy of the Form 8594 being filed. The Form 8594 shall be consistent with the Allocation. Each of Purchaser and Vendor also shall file any additional Forms 8594 from time to time as are required to reflect any Adjustment to the Purchase Price as required hereunder or any alteration in the allocation required by the Purchaser's auditor, and again shall contemporaneously provide the other party with a copy of the additional Form 8594 being filed. If there is an Adjustment in the Purchase Price resulting from the application of Article 3.00 hereof, then the amounts allocated to Goodwill and the Purchased Book of Business shall each be reduced by an equal amount corresponding to one half of the Adjustment. Once the amount of the Remaining Balance of the Purchase Price has been determined then the parties hereto agree to allocate such amount equally between Goodwill and the Purchased Book of Business. The final version of each additional Form 8594 as agreed to by Purchaser and Vendor shall be timely filed by each of Purchaser and Vendor. All indemnification payments made pursuant to Article 6.00 hereof shall be treated as adjustments to the Purchase Price.

3.03 The Purchase Price shall be subject to Adjustment (as more particularly set forth in this Article 3.00) and be paid as follows:
     (a) a down payment on the Closing Date in the sum of $1,656,173.00 (the "Down Payment") which shall be disbursed and distributed as follows;
          (i) $103,423.50 shall be disbursed to DKWS or to the account of DKWS in full and final payment for the Fixed Assets and, this sum (or such part thereof as is necessary) shall be applied by DKWS towards the liabilities of DKWS as set forth on Schedule "S" attached hereto (the "DKWS Liabilities") and any other trust account deficiencies of DKWS existing as at the Closing Date;
          (ii) $25,855.88 shall be disbursed to DKWS or to the account of DKWS in full and final payment for the Non-Competition Agreement and, this sum (or such part thereof as is necessary) shall be applied by DKWS towards the DKWS Liabilities and any other trust account deficiencies of DKWS existing as at the Closing Date;
          (iii)$396,173.00 shall be disbursed to DKWS on behalf of the Trust (as a partial payment for the Purchased Assets excluding the Fixed Assets) and, this sum shall be applied by DKWS towards the DKWS Liabilities and any other trust account deficiencies of DKWS existing as at the Closing Date;
          (iv) $25,855.88 shall be disbursed to the Trust or to the account of the Trust in full and final payment for the Non-Competition Agreement;
          (v) $728,153.00 shall be disbursed to the Trust or to the account of the Trust as a partial payment for the Purchased Assets excluding the Fixed Assets;
          (vi) $25,855.88 shall be disbursed to JWK or to the account of JWK in full and final payment for the Non-Competition Agreement;
          (vii)$25,855.88 shall be disbursed to TK or to the account of TK in full and final payment for the Non-Competition Agreement; and
          (viii) $325,000.00 shall be disbursed to GVC Financial Services, LLC ("GVC") on behalf of the Vendor;
     (b) on the Closing Date, the Purchaser shall provide the Escrow Agent with a promissory note (the "Promissory Note"), attached as Schedule "O" hereto, drawn in favour of the Vendor in the principal amount of $3,515,000.00 (the "Principal Amount"). The Promissory Note shall be held by the Escrow Agent and dealt with in accordance with the terms of paragraph 3.04 and the Escrow Agreement attached as Schedule "L" hereto.
     (c) on the Closing Date, the Purchaser shall provide the Escrow Agent with a promissory note (the "Final Note"), attached as Schedule "Q" hereto, drawn in favour of the Vendor in the with the principal amount left in blank. The Final Note shall be held by the Escrow Agent and dealt with in accordance with the terms of paragraph 3.05 and the Escrow Agreement .

3.04 The Promissory Note shall be dealt with in accordance with the following terms:
     (a) within 5 days of the end of the 14th month after the Closing Date, the Purchaser shall prepare a Purchase Price reconciliation to show the actual Commissions Earned from the Business. If the actual Earned Commission revenue from the Business for the one year period from the Closing Date is less than $3,000,000.00, then the Purchase Price will be adjusted downward in accordance with the following formula:
               (Earned Commissions x 2.155 x 0.8) - $5,171,173.00 = the "First Adjustment"
          if after the application of the formula the First Adjustment results in a negative number, then the Purchase Price and the Principal Amount of the Promissory Note shall be reduced by an amount equal to that negative number. For greater clarification, the First Adjustment cannot have the effect of increasing the Purchase Price, the First Adjustment can only lower the Purchase Price;
     (b) if after the First Adjustment is determined, there is no reduction in the Purchase Price, then there shall be no changes made to the Promissory Note by the Escrow Agent;
     (c) if after the First Adjustment is determined, there is a reduction in the Purchase Price, then the Escrow Agent shall amend the Promissory Note by reducing the Principal Amount (and, after taking into account any and all sums paid to The Trust pursuant to the Promissory Note up to and including the date of the First Adjustment, any amortization schedules related thereto) by the amount of the First Adjustment as determined in accordance with paragraph 3.04(a);
     (d) the First Adjustments to be made pursuant to this paragraph shall be made within 15 months of the Closing Date;
     (e) within 5 days of the end of the 26th month after the Closing Date, the Purchaser shall prepare a Purchase Price reconciliation to show the actual revenues (the "Revenues") received by the Purchaser from those joint venture agencies set forth on Schedule "M"over the period beginning on October 1st, 2004 and ending on September 30th, 2005 (the "JV Period"). If it is determined that the Revenues over the JV Period is less than the sum of $115,000.00, then the Purchase Price will be adjusted downward in accordance with the following formula:

               ($115,000.00 - Revenues over the JV Period) x 2.155 x 0.8 = the "Second Adjustment"
          if after the application of the formula the Second Adjustment results in a positive number, then the Purchase Price and the Principal Amount of the Promissory Note shall be reduced by an amount equal to that positive number. For greater clarification, the Second Adjustment cannot have the effect of increasing the Purchase Price, the Second Adjustment can only lower the Purchase Price;
     (f) if after the Second Adjustment is determined, there is no reduction in the Purchase Price, then there shall be no changes made to the Promissory Note by the Escrow Agent and the Escrow Agent shall deliver the Promissory Note to the Trust;
     (g) if after the Second Adjustment is determined, there is a reduction in the Purchase Price, then the Escrow Agent shall amend the Promissory Note by reducing the Principal Amount (and, after taking into account any and all sums paid to the Trust pursuant to the Promissory Note up to and including the date of the Second Adjustment, any amortization schedules related thereto) by the amount of the Second Adjustment as determined in accordance with paragraph 3.04(e) and once done shall deliver the amended Promissory Note to the Trust;
     (h) the Second Adjustment to be made pursuant to this paragraph shall be made within 27 months of the Closing Date; and
     (i) the Parties agree that the Revenues over the JV Period and the Earned Commission revenue from the Business shall be calculated on a pre-tax basis.

3.05 The Final Note shall be dealt with in accordance with the following terms:

     (a) within 60 days of the end of the September 30, 2008, the Purchaser shall prepare a Purchase Price reconciliation (the "Reconciliation") to show the actual Commissions Earned from the Business over the period beginning on October 1st, 2007 and ending on September 30th, 2008 (the "Period"), and shall deliver the Reconciliation to the Escrow Agent and The Trust;
     (b) once the Earned Commission for the Period has been determined, then the Remaining Balance of the Purchase Price shall be calculated in accordance with the following formula:
               Earned Commissions for the Period x 2.00 x 0.2 = the Remaining Balance of the Purchase Price;
     (c) after the Remaining Balance of the Purchase Price has been determined, the Escrow Agent shall complete the Final Note (attached as Schedule "Q" hereto) by filling in the principal amount thereof with such number as is equal to the Remaining Balance of the Purchase Price and attaching the appropriate amortization schedule thereto and once done, the Escrow Agent shall then deliver the Final Note to The Trust; and
     (d) the Parties agree that Earned Commission for the Period shall be calculated on a pre-tax basis.

3.06 In order to secure the payments to be made to the Trust in accordance with the terms of the Promissory Note and the Final Note, the Purchaser agrees to grant to the Trust a security interest in the assets of the Purchaser and to provide the Trust with a General Security Agreement (attached as Schedule "U" hereto) in respect of those assets (the "Security").

3.07 The Trust hereby covenants and agrees with the Purchaser that any and all payments due, any and all obligations owing and any and all Security taken or granted pursuant to the Promissory Note and the Final Note shall be subordinate to any and all senior debt financing, whether present or future, which has been or may be obtained by the Purchaser now or at any time into the future, and the Trust hereby agrees to execute a Subordination Agreement and Power of Attorney (attached hereto as Schedule "R) in order to give effect to this paragraph.

3.08 The Trust may, from time to time and during normal business hours, employ a professionally qualified independent third party auditor (acceptable to the Purchaser) to audit the books and records of the Purchaser which relate to the Business and Purchased Assets in order to verify the amounts of:
     a)   the First Adjustment;
     b)   the Second Adjustment;
     c)   the Remaining Balance of the Purchase Price; and
     d) the payments (and the timing thereof) to be made to the Trust in accordance with the Promissory Note or the Final Note;
     If the audit discloses a discrepancy unfavourable to the Trust in the First Adjustment, the Second Adjustment or the Remaining Balance of the Purchase Price of three per cent (3%) or more, then the Purchaser shall promptly pay for the cost of the audit and shall make or cause to be made all of the necessary adjustments as disclosed in the audit to the First Adjustment, the Second Adjustment or the Remaining Balance of the Purchase Price as the case may be. If the audit discloses a discrepancy in the payments (or the timing thereof) to be made to the Trust in accordance with the terms of the Promissory Note or the Final Note, then the Purchaser shall promptly pay for the cost of the audit and shall forthwith bring all of the payments due under the Promissory Note or the Final Note up to date in accordance with the results of the audit and the terms of the Promissory Note and/or the Final Note (as the case may be). If the audit discloses a discrepancy unfavourable to the Trust in the First Adjustment, the Second Adjustment or the Remaining Balance of the Purchase Price of less than three per cent (3%) or if the audit does not disclose a discrepancy in the payments (or the timing thereof) to be made to the Trust in accordance with the terms of the Promissory Note or the Final Note, then the Trust shall be responsible for the costs of the audit.

3.09 All rights of Adjustment and set off set forth in Article 3.00 shall survive the completion of this Agreement.


4.00 - REPRESENTATIONS, WARRANTIES AND COVENANTS

4.01 Subject to the fulfilment of the Conditions Precedent set out in paragraphs 7.01(k) and 7.02, the Purchaser represents and warrants to the Vendor as follows:

     (a) Purchaser is a corporation organized and in good standing under the laws of Delaware, and its status is active. Purchaser has all requisite corporate power and authority and all necessary governmental approvals to own, lease, and operate its properties and to carry on its business as now being conducted and as proposed to be conducted. Purchaser is duly qualified or licensed to do business and is in good standing in each jurisdiction in which the property owned, leased, or operated by it or the nature of the business conducted by it or as proposed to be conducted by it makes such qualification or licensing necessary;
     (b) Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery, and performance of this Agreement, and the consummation of the Agreement and the other transactions contemplated hereby, have been duly authorized by all necessary corporate action on the part of Purchaser. This Agreement has been duly executed and delivered by Purchaser, and, assuming this Agreement constitutes a valid and binding obligation of Vendor, constitutes a valid and binding obligation of Purchaser, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization or similar laws from time to time in effect which offset creditors' rights generally and general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or in law);
     (c) Neither the execution, delivery, or performance of this Agreement by Purchaser nor the consummation by Purchaser of the transactions contemplated hereby nor compliance by Purchaser with any of the provisions hereof will (a) conflict with or result in any breach of any provision of the Articles of Incorporation or the Bylaws of Purchaser, (b) require any filing with, or authorization, consent, or approval of, any Governmental Authority except for necessary reports and other filings in accordance with the terms of paragraph 7.02, (c) result in a violation or breach of, or constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice or consent any of the terms, conditions, or provisions of any agreement or other instrument or obligation to which Purchaser is a party or by which Purchaser or its properties or assets may be bound;
     (d) There is no suit, claim, action, proceeding, or investigation pending or, to the knowledge of Purchaser, threatened against Purchaser or its affiliates before any Governmental Authority that is reasonably likely to have a material adverse effect on Purchaser or would prevent
          Purchaser from consummating the transactions contemplated by this Agreement. Purchaser is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen, individually or in the aggregate, in the future would have a material adverse effect on Purchaser or would prevent Purchaser from consummating the transactions contemplated hereby. No voluntary or involuntary petition in bankruptcy, receivership, insolvency or reorganization with respect to Purchaser, or petition to appoint a receiver or trustee of Purchaser's property, has been filed by or against Purchaser, nor shall Purchaser file such a petition prior to the Closing Date or for one hundred (100) days thereafter, and if such petition is filed by others, the same shall be promptly discharged. Purchaser has not made any assignment for the benefit of creditors or admitted in writing insolvency or that its property at fair valuation shall not be sufficient to pay its debts; and

     (e) None of the representations and warranties set forth in this Agreement, notwithstanding any investigation thereof by Vendor, contains any untrue statement of a material fact, or omits the statement of any material fact necessary to render the statements made not materially misleading.

4.02 The Trust, DKWS, JWK and TK, jointly and severally, hereby represent, warrant and covenant to the Purchaser and acknowledge that the Purchaser is relying on such representations, warranties and covenants in connection with its purchase of the Purchased Assets, that:
     (a) The Trust owns and holds all of the outstanding shares of the capital stock of DKWS and there are no outstanding warrants, options or rights to acquire additional shares of the capital stock of DKWS;
     (a) The Trust is a trust formed pursuant to the laws of the State of California on July 2nd, 1998, and JWK and TK are the only trustees and beneficiaries of the Trust;
     (a) Attached as Schedule "E" hereto are the following consolidated financial statements of DKWS (collectively the "Financial Statements"): (a) unaudited consolidated balance sheet and consolidated statements of income and changes in shareholders' equity as of and for the 3 months ended on December 31, 2001 and the fiscal years ended September 30, 2001 and December 31, 2002 (the "Most Recent Fiscal Year End"); and (b) unaudited consolidated balance sheet and consolidated statements of income (the "Most Recent Financial Statements") as of and for the nine months ended September 30, 2003 (the "Most Recent Fiscal Month End"). The Financial Statements (including the Notes thereto) have been prepared on a compilation and consistent basis throughout the periods covered thereby, present fairly the financial condition of DKWS, including assets and liabilities (whether accrued, absolute, contingent or otherwise) as of such dates and the results of operations of DKWS for such periods, are materially correct and complete, and are materially consistent with the books and records of DKWS (which books and records are correct and complete);
     (a)  Except as set forth on Schedule "I" annexed hereto: (a)
          i) Vendor has filed all Tax Returns that it was required to file. All such Tax Returns were correct and complete in all material respects. All Taxes owed by Vendor (whether or not shown on any Tax Return) have been paid, or Vendor has made adequate provision for the payment therefor. Vendor currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where Vendor does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no security interests on any of the assets of Vendor that arose in connection with any failure (or alleged failure) to pay any Tax;
          ii) Vendor has withheld and paid all Taxes required to have been withheld and paid, if any, in connection with amounts paid or owing to any employee, independent contractor, creditor, shareholder, trustee, or other third party;
          iii) There is no material dispute or claim concerning any Tax liability of Vendor either (i) claimed or raised by any authority in writing or (ii) as to which Vendor has knowledge based upon personal contact with any agent of such authority. Schedule "I" annexed hereto lists all federal, state, local, and foreign income Tax Returns filed or to be filed with respect to Vendor for taxable periods ended on or after December 31, 2002, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. Vendor has delivered to Purchaser correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by Vendor since September 30, 2000;
          iv) Vendor has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency;
          v) Vendor has disclosed on its federal income Tax Returns all positions taken therein that could give rise to a substantial understatement of federal income Tax within the meaning of Code
               Section 6662. Vendor is not a party to any Tax allocation or sharing agreement. Vendor (i) has not been a member of an affiliated group within the meaning of Code Section 1504(a) of the Code, and (ii) has not had any liability for the Taxes of any person or entity under United States Treasury Regulation 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise;
          vi) The unpaid Taxes of DKWS (i) did not, as of the Most Recent Fiscal Month End, exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheet (rather than in any notes thereto) included in the Most Recent Financial Statements and (ii) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of DKWS in filing its Tax Returns; and
          vii) The Vendor shall promptly pay the applicable state sales and use taxes imposed with respect to the sale and transfer of the Purchased Assets from the Vendor to the Purchaser pursuant to this Agreement. The Vendor shall prepare the sales tax return and submit it to the Purchaser at least seven (7) business days before its due date. The Purchaser shall have five (5) business days to approve the return, such approval not to be unreasonably withheld. Failure to disapprove during such five (5) business day period shall be deemed approval. The Vendor shall be obligated to timely file the return and pay the tax. Failure by the Vendor to timely file the return or pay the tax due shall result in the Vendor bearing the penalties and interest associated with such late payment or filing, regardless of whether assessed against the Vendor ot the Purchaser by the taxing authorities.

     (e) DKWS is a corporation organized and in good standing under the laws of the State of California and its status is active. DKWS has all requisite corporate power and authority and all necessary governmental approvals to own, lease and operate its properties and to carry on its business as now being conducted. DKWS is duly qualified to do business and is in good standing as a foreign corporation in each jurisdiction where the conduct of its insurance agency business requires it to be so qualified.

     (e) DKWS has the requisite corporate power and authority to enter into, execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of DKWS, the Trustees and the Trust, including without limitation DKWS's board of directors.

     (e) The Trust is in good standing under the laws of the State of California and its status is active. The Trust has the requisite power and authority to enter into, execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Trustees.

     (e) This Agreement has been, and the other agreements, documents and instruments required to be delivered by Vendor in accordance with the provisions hereof (collectively, the "Vendor's Documents") shall be, duly executed and delivered by duly authorized officers or Trustees (as the case may be) of Vendor on behalf of Vendor, and this Agreement constitutes, and Vendor's Documents when executed and delivered shall constitute, the legal, valid and binding obligations of Vendor, enforceable against Vendor in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization or similar law from time to time in effect which offset creditors' rights generally and general equitable principles (regardless of whether the issue of enforceability is considered in a proceeding in equity or in law).

     (e) no person or entity (except the Purchaser pursuant to this Agreement) has any agreement, option, right or privilege capable of becoming of an agreement or option for the acquisition of any of the Purchased Assets of the Vendor;

     (e) since the Most Recent Fiscal Month End, DKWS has carried on the Business in the usual, regular and ordinary course in substantially the manner heretofore conducted and has taken no unusual actions with respect to the Business or the Purchased Assets in contemplation of this transaction, except with the consent of Purchaser. All of DKWS's accounts payable, including accounts payable to insurance carriers, are current and reflected properly on its books and records, and shall be paid in accordance with their terms at their recorded amounts.
          Without limiting the generality of the foregoing, since the Most Recent Fiscal Month End:
          i) Vendor has not sold, leased, transferred, or assigned any of its assets, tangible or intangible, used in the Business other than for a fair consideration in the ordinary course of business;
          ii) Vendor has not entered into any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) relating to the Business outside the ordinary course of business;
          iii) no party (including Vendor) has accelerated, terminated, modified, or canceled any agreement, contract, lease, or license (or series of related agreements, contracts, leases, and licenses) relating to the Business, to which Vendor is a party or by which it is bound;
          iv) subject to any security interest granted to the Purchaser, Vendor has not imposed or granted any mortgage, pledge, lien, encumbrance, charge or other security interest upon the Purchased Assets or any of its assets, tangible or intangible, used in the Business;
          v) Vendor has not made any capital expenditure (or series of related capital expenditures) relating to the Business outside the ordinary course of business;
          vi) Vendor has not made any capital investment in, any loan to, or any acquisition of the securities or assets of, any other person or entity (or series of related capital investments, loans, and acquisitions) in connection with the Business;
          vii) subject to any security interest granted to the Purchaser, Vendor has not, in connection with the Business or the Purchased Assets, issued any note, bond, or other debt security or created, incurred, assumed, or guaranteed any indebtedness for borrowed money or capitalized lease obligation;
          viii)Vendor has not delayed or postponed the payment of accounts payable and other liabilities relating to the Business;
          ix) Vendor has not canceled, compromised, waived, or released any right or claim (or series of related rights and claims) relating to the Business;
          x) Vendor has not granted any license or sublicense of any rights under or with respect to any patent, trademark, service mark, logo, corporate name or computer software;
          xi) there has been no change made or authorized in the charter or bylaws of DKWS;
          xii) DKWS has not issued, sold, or otherwise disposed of any of its capital stock, or granted any options, warrants, or other rights to purchase or obtain (including upon conversion, exchange, or exercise) any of its capital stock;
          xiii)DKWS has not declared, set aside, or paid any dividend or made any distribution with respect to its capital stock or redeemed, purchased, or otherwise acquired any of its capital stock;
          xiv) Vendor has not experienced any damage, destruction, or loss (whether or not covered by insurance) to any of its property relating to the Business or the Purchased Assets;
          xv) Vendor has not made any loan to, or entered into any other transaction with, any of its directors, officers, Trustees and employees outside the ordinary course of business;
          xvi) Vendor has not entered into any employment contract or collective bargaining agreement, written or oral, or modified the terms of any existing such contract or agreement;
          xvii)Vendor has not granted any increase in the base compensation of any of its employees employed in the Business;
          xviii)  Vendor  has  not   adopted,   amended,   modified  any  bonus,
               profit-sharing, incentive, severance, or other plan, contract, or commitment for the benefit of any of its employees employed in the Business;
          xix) Vendor has not made any other change in employment terms for any of its employees employed in the Business;
          xx) Vendor has not made or pledged to make any charitable or other capital contribution; and
          xxi) Vendor has not entered into any agreement to purchase or acquire any insurance agency business;

     (k) DKWS is not a party to or bound by any collective bargaining agreement, nor has it experienced any strikes, grievances, claims of unfair labor practices, or other collective bargaining disputes. DKWS has not committed any unfair labor practice. To Vendor's knowledge, there are no organizational efforts presently being made or threatened by or on behalf of any labor union with respect to employees of DKWS.

     (k) Vendor holds all permits, licenses, variances, exemptions, orders and approvals of all Governmental Entities necessary for the lawful conduct of the Business (collectively, the "Permits"), and Vendor is in compliance with the terms of the Permits except where failure to comply would not have a material adverse effect on the Business, financial condition, operations, results of operations or future prospects of Vendor. Vendor is not in violation of any law, ordinance or regulation of any Governmental Entity, including, without limitation, any law, ordinance or regulation relating to any of Vendor's employment practices. As of the date of this Agreement, no investigation or review by any Governmental Entity with respect to Vendor is pending or, to the knowledge of Vendor, threatened.

     (k) the Vendor is not in default of any agreement or other instrument to which it is a party;

     (k) it is agreed that no Contingency Revenues, of any kind, shall be claimed by the Vendor as receivables and any that are received are for the benefit of the Purchaser;

     (k) there are no unpaid salaries, bonuses or other remuneration owing to employees, consultants, trustees officers, or directors (except in the ordinary course of business and at the regular rate of salary or other remuneration);

     (k) there is no suit, claim, action, proceeding or investigation ("Litigation") pending or threatened in writing against Vendor, and, to the knowledge of Vendor and the Trustees, there is no basis for such a suit, claim, action, proceeding or investigation. Vendor is not subject to any outstanding order, writ, injunction or decree which, insofar as can be reasonably foreseen, individually or in the aggregate, in the future would have an adverse effect on Vendor, the Business or the Purchased Assets or would prevent Vendor from consummating the transactions contemplated hereby. No voluntary or involuntary petition in bankruptcy, receivership, insolvency or reorganization with respect to Vendor, or petition to appoint a receiver or trustee of Vendor's property, has been filed by or against Vendor, nor shall Vendor file such a petition prior to the Closing Date or for one hundred (100) days thereafter, and if such petition is filed by others, the same shall be promptly discharged. Vendor has not made any assignment for the benefit of creditors or admitted in writing insolvency or that its property at fair valuation shall not be sufficient to pay its debts, nor shall Vendor permit any judgment, execution, attachment or levy against it or its properties to remain outstanding or unsatisfied for more than ten (10) days;

     (k) Except as otherwise set forth herein, neither the execution, delivery or performance of this Agreement by Vendor nor the consummation by it of the transactions contemplated hereby nor compliance by it with any of the provisions hereof shall (a) conflict with or result in any breach of any provision of DKWS's Certificate of Incorporation or Bylaws, (b) require any filing with, or permit, authorization, consent or approval of, any court, arbitral tribunal, administrative agency or commission, or other governmental or other regulatory authority or agency (each a "Governmental Entity"), or (c) result in a violation or breach of, constitute a default under, result in the acceleration of, create in any party the right to accelerate, terminate, modify or cancel, or require any notice or consent under any of the terms, conditions or provisions of any agreement or other instrument or obligation to which Vendor is a party or by which Vendor or any of its properties or assets may be bound.

     (k) the Vendor shall allow the Purchaser to maintain the Vendor's current telephone number and Yellow Page listings and will take no active steps to have such altered;

     (k) the Vendor shall obtain before the Closing Date all consents, approvals and authorizations from governmental and public authorities or any other person as may be required to complete the purchase and sale herein, including without limiting the generality of the foregoing all necessary approvals from the California Department of Insurance;

     (k) Except for the Permitted Encumbrances, Vendor owns and holds, free and clear of any lien, charge, pledge, security interest, restriction, encumbrance or third-party interest of any kind whatsoever, sole and exclusive right, marketable title and interest in and to the Purchased Assets, together with the exclusive right to use such records and all customer accounts, Client Files, copies of insurance policies and contracts in force and all files, invoices and records pertaining to the customers, their contracts and insurance policies, and all other information comprising the Purchased Book of Business. The Vendor has not received notice that any program, class of business, or book of business in place with any single insurance carrier that is included within the Purchased Book of Business has canceled or non-renewed or intends to cancel or non-renew.

     (k) Schedule "J" annexed hereto sets forth DKWS's Volume Reports describing premiums and commissions with respect to each of DKWS's appointed carriers including the DKWS's Summary Production Reports for: A) the twelve month period ended on December 31, 2002; and B) the six month period ended on June 30, 2003;

     (k) The name "Vista International Insurance Brokers" is the only trade name used by DKWS (or any subsidiary thereof) within the past three
          (3) years. No party has filed a claim during the past three (3) years against DKWS or any subsidiary thereof alleging that DKWS or any subsidiary thereof has violated, infringed on or otherwise improperly used the intellectual property rights of such party, or, if so, the claim has been settled with no existing liability to DKWS or any subsidiary thereof and, to the knowledge of Vendor and the Trustees, neither Vendor nor any subsidiary \ thereof has violated or infringed any trademark, trade name, service mark, service name, patent, copyright or trade secret held by others. The Vendor shall allow the Purchaser to continue operating the Business under the name(s) it holds as of and after the Closing Date;

     (k) to Vendor's knowledge, Vendor's computer software included in the Purchased Assets adequately performs as presently utilized by Vendor in its operation of the Business, and should, for at least twelve (12) months following the Closing Date, continue to perform in such manner in the event that Purchaser elects to continue utilizing such software beyond the Closing Date. Vendor has delivered to Purchaser substantially complete and correct copies of all user and technical documentation issued to Vendor by the software producers related to such software;

     (e) other than as set forth herein, neither Vendor, JWK nor TK is a party to any non-competition or other agreement that restricts Vendor's, JWK's or TK's ability to compete in the insurance agency industry or solicit specific insurance accounts;

     (y) to Vendor's knowledge, DWKS has not incurred any liability or taken or failed to take any action that may reasonably be expected to result in a liability for errors or omissions in the conduct of the Business, except such liabilities as are fully covered by insurance (other than deductibles). DKWS has errors and omission (E&O) insurance coverage in force, with minimum liability limits of $5,000,000.00 million per occurrence and $5,000,000.00 million aggregate, and a deductible of $10,000.00 per occurrence;

     (y) Vendor and its predecessors and affiliates have complied with all Environmental, Health, and Safety Laws, and no action, suit, proceeding, hearing, investigation, charge, complaint, claim, demand, or notice has been filed or commenced against it alleging any failure so to comply. Without limiting the generality of the preceding sentence, each of Vendor and its predecessors and affiliates has obtained and been in compliance with all of the terms and conditions of all permits, licenses, and other authorizations that are required under, and has complied with all other limitations, restrictions, conditions, standards, prohibitions, requirements, obligations, Schedules, and timetables that are contained in, all Environmental, Health, and Safety Laws;

     (aa) Vendor has no liability (and none of Vendor and its predecessors and affiliates has handled or disposed of any substance, arranged for the disposal of any substance, exposed any employee or other individual to any substance or condition, or owned or operated any property or facility in any manner that could form the basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against Vendor giving rise to any liability) for damage to any site, location, or body of water (surface or subsurface), for any illness of or personal injury to, any employee or other individual, or for any reason under any Environmental, Health, and Safety Law;

     (bb) There are no outstanding material powers of attorney executed on behalf of Vendor;

     (cc) Employee Benefit Plans:
          i) The only employee benefit plans (defined as any plan, program, policy, practice, contract, agreement or other arrangement providing for compensation, severance, termination pay, performance awards, stock or stock-related awards, fringe benefits or other employee benefits of any kind, whether formal or informal, proposed or final, funded or unfunded, and whether or not legally binding, including without limitation, any "Employee Benefit Plan" within the meaning of Section 3(3) of ERISA) which the Vendor currently maintains or to which the Vendor currently contributes are the Medical Benefits Plan (administered by HealthNet), the Dental Plan (administered by the Principal Financial Group), the Long Term Disability Plan (administered by CAN), the Vision Plan (administered by Medical
               Eye), the Life Plan (administered by Fortis), the 401(k) Plan (administered by Nationwide Companies), and the Group Travel Plan (administered by American International Life Insurance Co.) (each a "Vendor Plan" and collectively, the "Vendor Plans"). Vendor maintains no other employee benefit plans. Each of the Vendor Plans (and each related trust, insurance contract, or fund) complies in form and have been operated and administered in all material respects in accordance with their respective terms and applicable law, including, without limitation, ERISA and the Code;
          ii) All contributions (including all employer contributions and employee salary reduction contributions) that are due have been paid to each Vendor Plan that is an "Employee Pension Benefit Plan" (as defined in Section 3(2) of ERISA);
          iii) Each Vendor Plan that is an Employee Pension Benefit Plan has received a determination letter from the Internal Revenue Service to the effect that it meets the requirements of Code Section 401(a);
          iv) The Vendor does not participate currently and has never participated in, and is not required currently and has never been required to contribute to or otherwise participate in any plan, program, or arrangement subject to Title IV of ERISA;
          v) The Vendor does not maintain currently and has never maintained, and is not required currently and has never been required to contribute to or otherwise participate in any Multiemployer Plan (as defined in ERISA Section 3(37));
          vi) No action, suit, proceeding, hearing, or investigation with respect to the administration or the investment of the assets of any Vendor Plan (other than routine claims for benefits) is pending;
          vii) No individual (i) who has experienced a "qualifying event," as that term is defined in Code Section 4980B(f)(3), and (ii) who either was an employee of Vendor or is a dependent or spouse of a current or former employee of Vendor, is currently covered by a health plan of Vendor pursuant to Code Section 4980B or Part 6 of Title I of

               ERISA;

     (dd) Vendor has no knowledge of any material liability relating to the Business or the Purchased Assets (and to Vendor's knowledge, there is no basis for any present or future action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand against it giving rise to any liability), except for (a) liabilities set forth on the face of the balance sheet included in the Most Recent Financial Statements and the notes to the Financial Statements for the Most Recent Fiscal Year End, (b) the Assumed Contracts and contracts and agreements not assumed by Purchaser, (c) the deductibles for claims covered by insurance, and (d) liabilities that have arisen after the Most Recent Fiscal Month End in the ordinary course of business (none of which results from, arises out of, relates to, is in the nature of, or was caused by any breach of contract, breach of trust, breach of warranty, tort, infringement, or violation of law);

     (ee) at the Effective Date of this agreement and at the Closing Date there has not been and shall not have been any material adverse change in the nature, volume or profitability of the Business or the Purchased Assets nor has there been nor will there by any development or threatened or probable development which to the best of the knowledge of the Vendor would or will have any materially adverse effect upon the Business or the Purchased Assets. From the Effective Date hereof to and including the Closing Date the Vendor shall retain, conduct and maintain the Business and properly keep, repair, and maintain or insure the Purchased Assets, at its own cost and expense so that upon the closing of the transaction herein contemplated the Purchaser shall have and enjoy the Purchased Assets and the Business as a going concern without any material loss of Goodwill, customers, contracts, licenses or depreciation in value of any of the physical items included in the Purchased Assets;

     (ff) DKWS has agreed to assign the Lease Agreements in respect of the Premises to the Purchaser. After the Closing Date, DKWS shall give notice of the Purchasers interest in any sub-leases to the Sub-Lessors thereof, and DKWS shall use its commercially reasonable best efforts to obtain the landlords consents to the assignment of the Lease Agreements, that Purchaser may request in connection with the Lease Agreements. At the Effective Date the use of the Premises of the Business for the purpose of the conduct of the Business are and will be in conformity with all zoning and other State and municipal statutes, bylaws, rules, regulations and orders;

     (gg) Schedule "K" annexed hereto sets forth the following information with respect to each insurance policy (including policies providing property, casualty, liability, and workers' compensation coverage and bond and surety arrangements) to which DKWS has been a named insured or otherwise the beneficiary of coverage at any time within the past three (3) years:
          i)   the name, address, and telephone number of the agent;

          ii) the name of the insurer, the name of the policyholder, and the name of each covered insured;
          iii) the policy number and the period of coverage;
          iv) the scope (including an indication of whether the coverage was on a claims made, occurrence, or other basis) and amount (including a description of how deductibles and ceilings are calculated and operate) of coverage; and
          v) a description of any retroactive premium adjustments or other loss-sharing arrangements.
          To Vendor's knowledge, no cancellation, amendment or increase of premiums with respect to such insurance is pending or threatened to occur at or prior to the Closing Date;

     (hh) prior to the Closing Date, the Vendor shall permit the Purchaser and its employees, agents, counsel and accountants or other representatives, without interference to the ordinary conduct of the Business, to have reasonable access during normal business hours to the Business and to all the books, accounts, records, agreements, contracts, documents, instruments and other data of the Vendor (including, without limitation, all corporate, business and accounting records of the Vendor) with respect to the Vendor, the Business and the Purchased Assets, and the Vendor shall furnish to the Purchaser such financial and operating data, agreements, contracts, documents, instruments, and other materials and information with respect to the Business and the Purchased Assets as the Purchaser shall from time to time reasonably request. Until the Closing Date, and in the event of the termination of this Agreement as provided for herein without consummation of the transaction, the Purchaser will take the same care to protect any confidential information obtained from the Vendor as it takes to guard its own confidential information of a similar nature. The Purchaser may disclose such information as required by law but when requested by the Vendor will attempt to have the information kept confidential to the extent possible under applicable law. If this Agreement is so terminated, promptly after such termination, all documents, work papers and other written material (including all copies thereof) obtained from a Party in connection with this Agreement shall be returned to the Party who provided such material;

     (ii Vendor shall give any notices to third parties, and Vendor shall use its commercially reasonable best efforts to obtain any third party consents, that Purchaser may request in connection with the Assumed Contracts. Vendor and Purchaser shall give any notices to, make any filings with, and use their commercially reasonable best efforts and cooperate with one another to obtain any authorizations, consents, and approvals of governments and governmental agencies. Without limiting the generality of the foregoing, each of the parties shall file any Notification and Report Forms and related material that it may be required to file with the Federal Trade Commission and shall use its commercially reasonable best efforts to obtain an early termination of the applicable waiting period, and shall make any further filings pursuant thereto that may be necessary, proper, or advisable in connection therewith;

     (jj) At reasonably mutually agreeable times, DKWS will permit Purchaser to meet with its employees. Vendor shall be responsible for compliance with the requirements of Code Section 4980B and Part 6 of Title I of ERISA for all of Vendor's employees. Subject to Article 6.00 hereof, Vendor shall indemnify and hold Purchaser harmless for any liability Purchaser incurs at any time on or after the Effective Date under the provision of Code Section 4980B and Part 6 of Title I of ERISA with respect to any of Vendor's employees;

     (kk) Intellectual Property
          i) Vendor owns or has the right to use pursuant to license, sublicense, agreement, or permission all Intellectual Property necessary or desirable for the operation of the Business as presently conducted. Each item of Intellectual Property owned or used by Vendor in connection with the Business immediately prior to the Effective Date hereunder shall be owned or available for use by the Purchaser on identical terms and conditions immediately subsequent to the Effective Date hereunder;
          ii) To the knowledge of Vendor, Vendor has not interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of third parties, and, to
               Vendor's knowledge, Vendor has never received any charge, complaint, claim, demand, or notice alleging any such interference, infringement, misappropriation, or violation (including any claim that Vendor must license or refrain from using any Intellectual Property rights of any third party). To the knowledge of Vendor, no third party has interfered with, infringed upon, misappropriated, or otherwise come into conflict with any Intellectual Property rights of Vendor; and
          iii) To the knowledge of Vendor, Vendor shall not interfere with, infringe upon, misappropriate, or otherwise come into conflict with, any Intellectual Property rights of third parties as a result of the continued operation of the Business as presently conducted;

     (ll) Schedule "N" annexed hereto sets forth a true and complete copy of the DKWS's list of carrier appointments and brokers representing other carriers with a B+ or higher rating;

     (mm) the Vendor will use its best efforts both prior to the Effective Date and thereafter to aid the Purchaser in its acquisition of the Carrier Appointments;

     (nn) Except as set forth on Schedule "E" attached hereto, DKWS has no liability, whether accrued, absolute or contingent, of a type required to be reflected on a balance sheet or described in the notes thereto in accordance with US GAAP;

     (oo) Improper and Other Payments:
          (a) neither DKWS, nor any director, officer, employee thereof, nor, to the knowledge of any Vendor, any agent or representative of DKWS nor any person acting on behalf of any of them: (i) has made, paid or received any illegal contribution, gift, bribe, rebate, payoff, influence payment, kickbacks or other similar payments to or from any authority, whether in money, property or services: (1) to obtain favourable treatment in securing business; (2) to pay for favourable treatment for business secured; (3) to obtain special concessions or for special concessions already obtained or (4) in violation of any regulation or order; or (ii) established or maintained a fund or asset that has not been recorded on the books and records of DKWS;
          (b) no improper foreign payment (as defined in the Foreign Corrupt Practices Act) has been made by the Vendor; and
          (c) the internal accounting controls of DKWS are believed by DKWS's management to be adequate to detect any of the foregoing under current circumstances

     (pp) Schedule "W" annexed hereto sets forth a true and complete copy of the list of those clients of the Vendor who provide Earned Commissions to the Business in excess of $5,000.00 per annum;

     (qq) Schedule "V" annexed hereto sets forth a true and complete list of all of the Premises used in the Business;

     (rr) Schedule "W" annexed hereto sets forth a true and complete copy of the DKWS Liabilities, and there are no other trust account liabilities of the Vendor not disclosed therein; and

     (ss) none of the foregoing representations and statements of fact contains any untrue statement of a material fact or omits to state any material fact necessary to make any such statement or representation not misleading to a prospective purchaser of the Purchased Assets seeking full information as to the Vendor, and its respective properties, businesses and affairs;

4.03 The representations, warranties and covenants contained in 4.02 are provided to and for the exclusive benefit of the Purchaser and a breach of any one or more of the representations, warranties and covenants may be waived by the Purchaser without prejudice to his right in respect to any other breach of the same or any other representations, warranties or covenants; and the representations, warranties and covenants contained in this section shall survive execution hereof and the closing of this

     Agreement and same shall continue in full force and effect for a period of ten (10) years from the Closing Date.

4.04 The Purchaser and JWK and TK agree to execute and deliver to the other on or before the Closing Date the employment agreements in form and substance set forth in Schedule "G" attached hereto.

4.05 The Trust, DKWS, JWK and TK agree to execute and deliver to the Purchaser on or before the Closing Date the non-competition agreements in form and substance as set forth in Schedule "F" attached hereto.

4.06 The parties hereby acknowledge and agree that the Purchaser is not assuming and shall not be liable or responsible for any of the liabilities, debts or obligations (known or unknown, present or contingent) of the Vendor or the Business existing at or accruing for or during the period prior to the Effective Date, whether or not relating to the Business, except as specifically provided in this Agreement.

5.00 - TO BE PERFORMED AT CLOSING

5.01 On or before the Closing Date the Vendor shall execute and deliver to the Purchaser all such bills of sale, assignments, instruments of transfer, assurances, consents and other documents as shall be necessary to effectively transfer to the Purchaser good and marketable title to all the Purchased Assets, and shall deliver up to the Purchaser possession of the Purchased Assets. The Vendor shall cooperate with the Purchaser, at such time or thereafter, in effecting such registrations, recordings and filings with insurance companies and public authorities as may be required in connection with the transfer of ownership to the Purchaser of the Purchased Assets. Specifically, the Vendor shall deliver, or cause to have delivered, the following documents to the Purchaser all in a form satisfactory to the Purchaser and its counsel:
     (a) Certified resolutions of the Directors of DKWS and of all its shareholders adopting, approving and consenting to the sale of the Purchased Assets as contemplated herein;
     (b) Certificates from a director or officer of DKWS and of the Trustees of the Trust stating that all of the Purchased Assets are owned by the Vendor and are free and clear of all encumbrances save and except for the Permitted Encumbrances;
     (c)  An Opinion of Counsel for DKWS in accordance with paragraph 7.01(i);
     (d) An updated financial statement for DKWS to the Closing Date or, at the Purchaser's option, as near to the Closing Date as reasonably possible;
     (e) a bill of sale covering and transferring the Purchased Assets to the Purchaser in a form satisfactory to the Purchaser and its counsel;
     (f)  an assignment of the Vendors interest in the Lease Agreements;
     (g) an assignment of the Vendor's current telephone numbers and Yellow Page advertisements and listings related to the Business;
     (h) an assignment of the Vendor's trade name of "Vista International Insurance Brokers";
     (i) executed employment agreements in respect of JWK and TK in the form as set forth in Schedule "G";
     (j) executed non-competition agreements (in substantially the same form as that set forth in

          Schedule "F" attached hereto) from the DKWS, the Trust, JWK and TK;
     (k) an officer's certificate of DKWS in accordance with paragraph 7.01(a) hereof;
     (l)  assignments  of  the  Assumed   Contracts  assumed  by  the  Purchaser
          hereunder, provided that to the extent that any such assignment require any third party consent or approval which has not been obtained on or prior to the Closing Date, the Vendor will hold the benefit of such lease or contract in trust for the sole and exclusive use and benefit of the Purchaser until such consent or approval is obtained or until the termination of such lease or contract and the Purchaser will hold Vendor harmless for any failure of Purchaser to fully perform and discharge any such accepted lease or contract from and after the Closing Date;
     (m) evidence satisfactory to the Purchaser that all Taxes have been paid up to and including the Effective Date;
     (n) all current and active insurance company statistics including premium volumes and loss ratios;
     (o) a certificate to the effect that the Vendor is not a "foreign person" pursuant to United States Treasury Regulation 1.1445-2(b);
     (p) a copy of the Escrow Agreement executed by the Vendor, or his agent(s) and the Escrow Agent;
     (q) an executed Agency Agreement in the same form as that set forth in Schedule "P" attached hereto;
     (r)  Receipts for the Down Payment;
     (s) a Subordination Agreement and Power of Attorney in accordance with paragraph 3.07;
     (t)  a  Certificate  of  Incumbency of DKWS executed by an officer of DKWS;
          and
     (u) a Certificate from a trustee of the Trust setting forth all of the trustees and beneficiaries of the Trust.

5.02 On the Closing Date the Purchaser shall deliver the following documents or items to the following persons:
     (a) the sum of $1,656,173.00 by way of a certified cheque or wire transfer to be delivered to the Vendor's counsel, which sum is to be disbursed by the Vendor's counsel in strictly accordance with the terms of paragraph 3.03(a) herein;
     (b) a Resolution of the Directors of the Purchaser adopting, approving and consenting to the purchase of the Purchased Assets as contemplated herein to be delivered to the Vendor's counsel;
     (c) The Promissory Note attached as Schedule "O" hereto executed by the Purchaser shall be delivered to the Escrow Agent;
     (d) The Final Note attached as Schedule "Q" hereto executed by the Purchaser shall be delivered to the Escrow Agent;
     (e) a copy of the Escrow Agreement executed by the Purchaser, or his agent(s), to be delivered to the Escrow Agent and the Vendor's counsel; and
     (f) The General Security Agreement attached as Schedule "U" hereto executed by the Purchaser shall be delivered to the Trust's counsel;

5.03 All books, records and documents in the possession of the Vendor relating to the Business shall be delivered to the Purchaser on the Closing Date and shall be deemed to have become the property of the Purchaser on the Effective Date except to the extent required by law to be retained by the Vendor in which case they shall be made available by the Vendor to the Purchaser and its authorized representatives for inspection and copying, at the Purchaser's sole expense, but without any charge from the Vendor for providing such copies.

5.04 The parties agree as follows with respect to the period following the Closing Date:
     d) Vendor acknowledges and agrees that from and after the Closing Date the Purchaser shall be entitled to possession of all documents, books, records (including Tax records), agreements, and financial data of any sort relating to the Purchased Assets and the Business.
     e) If and for so long as any party actively is contesting or defending against any action, suit, proceeding, hearing, investigation, charge, complaint, claim, or demand in connection with (i) any transaction contemplated under this Agreement or (ii) any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act, or transaction on or prior to the Closing Date involving the Purchased Assets, the Business or the obligations and liabilities assumed hereunder, the other party shall cooperate with the contesting or defending party and its counsel in the contest or defense, make available its personnel, and provide such testimony and access to its books and records as shall be necessary in connection with the contest or defense, all at the sole cost and expense of the contesting or defending party (unless the contesting or defending party is entitled to indemnification therefor under Article
          6.00 hereof).
     f) Vendor shall not take any action that is designed or intended to have the effect of discouraging any lessor, licensor, customer, supplier, insurance carrier, or other business associate of Vendor from maintaining the same business relationships with Purchaser after the Closing Date as it maintained with Vendor prior to the Closing Date. Vendor shall to refer all customer inquiries relating to the Business to Purchaser from and after the Closing Date.

5.05 Consents To Assignment.
     (a) Notwithstanding anything in this Agreement to the contrary, this Agreement shall not constitute an agreement to assign any contract, lease, license or agreement of any claim or right or any benefit arising thereunder or resulting therefrom if an attempted assignment thereof, without the consent of a third party thereto, would constitute a breach thereof.
     (b) If any such consent is not obtained prior to the Closing Date, Vendor and Purchaser shall cooperate (at their own expense) in any lawful and reasonable arrangement under which Purchaser shall obtain the economic claims, rights and benefits under the asset, claim or right with respect to which the consent has not been obtained in accordance with this Agreement, including subcontracting, sublicensing or subleasing to Purchaser and enforcement of any and all rights of Vendor against the other party thereto arising out of a breach or cancellation thereof by the other party.

5.06 From time to time after the Closing Date, at the Purchaser's request, the Vendor shall execute, acknowledge and deliver to the Purchaser such other instruments of conveyance and transfer and shall take such other actions and execute and deliver such other documents, certifications and further assurances as the Purchaser may reasonably request in order to vest more effectively in the Purchaser, or to put the Purchaser more fully in possession of, any of the Purchased Assets. Each of the parties hereto shall cooperate with the others and execute and deliver to the other parties such other instruments and documents and take such other actions as may be reasonably requested from time to time by any other party hereto as necessary to carry out, evidence and confirm the intended purposes of this Agreement.

6.00 - INDEMNITY

6.01 Survival Of Representations, Warranties, Indemnities And Covenants.
     (a) Subject to paragraph 6.01(b), the representations, warranties, covenants and indemnities set forth in this Agreement shall survive for a period of ten (10) years from the Closing Date. If a party has received notice of a potential breach of a representation, warranty or covenant, or an otherwise indemnifiable event under this Article 6.00, within such ten year period, it may preserve its right to assert a later claim for damages caused by such breach by delivering written notice of the breach (which shall specify the nature of the breach with reasonable factual detail to the extent then in the possession of such party) to the breaching party within ninety (90) days after such ten (10) year period. All post-closing covenants shall survive the Closing Date for the period(s) specified in this Agreement or, if not specified, for a period of ten (10) years following the Closing Date;
     (b) Notwithstanding anything set forth in paragraph 6.01(a); (i) to the extent and only to the extent that the indemnification provisions of paragraph 6.02(a)(ii) apply to Adverse Consequences that result from, arise out of, relate to, or are caused by errors or omissions which
          (A) occurred on or prior to the Effective Date and (B) result in a loss after renewal of a policy by Purchaser after the Effective Date, such provisions shall survive for a period of three (3) years, rather than ten (10) years, from the Closing Date; and (ii) all representations, warranties, covenants and indemnities in connection with any tax liabilities of DKWS, the Trust, JWK, or TK shall survive in perpetuity (subject to any applicable statutes of limitation).

6.02 Indemnification Provisions For The Benefit Of The Purchaser
     (a) From and after the Effective Date, DKWS, The Trust, JWK and TK agree, jointly and severally, to indemnify and hold Purchaser and its officers, directors, and affiliates harmless from and against any Adverse Consequences any of such parties may suffer or incur, to the extent that they result from, arise out of, relate to, or are caused by (i) the breach of any of DKWS's, the Trust's, JWK's or JK's representations, warranties, obligations or covenants contained herein, or (ii) the operation of the Business or the ownership of the Purchased Assets by Vendor on or prior to the Closing Date, including, without limitation, any claims or lawsuits based on conduct of DKWS, the Trust, JWK or TK occurring before the Closing Date;
     (b) In addition to and without limiting the foregoing, DKWS, the Trust, JWK and TK, jointly and severally, agree, from and after the Effective Date, to indemnify Purchaser from and against the entirety of any Adverse Consequences Purchaser may suffer resulting from, arising out of, relating to, in the nature of, or caused by:
          (iv) any liability or obligation of Vendor that is not assumed hereunder (including any liability of Vendor that becomes a liability of Purchaser under any bulk transfer law of any jurisdiction, under any common law doctrine of de facto merger or successor liability, or otherwise by operation of law); or
          (v) any liability of Vendor for the unpaid taxes of any person or entity (including Vendor) under United States Treasury Regulation 1.1502-6 (or any similar provision of state, local, or foreign law), as a transferee or successor, by contract, or otherwise.

6.03 From and after the Closing Date, Purchaser agrees to indemnify and hold DKWS, the Trust, JWK and TK and their respective officers, directors, shareholders and affiliates harmless from and against any Adverse Consequences any of such parties may suffer or incur, to the extent they result from, arise out of, relate to, or are caused by (a) the breach of any of Purchaser's obligations or covenants contained herein, (b) the operation of the Business or ownership of the Purchased Assets by Purchaser after the Closing Date, including, without limitation, any claims or lawsuits based on conduct of Purchaser occurring after the Closing Date, or
     (c) liabilities and obligations of Vendor assumed by Purchaser hereunder.

6.04 Matters Involving Third Parties:
     (a) If any third party shall notify any party (the "Indemnified Party") with respect to any matter (a "Third Party Claim") that may give rise to a claim for indemnification against the other party (the "Indemnifying Party") under this Article 6.00, then the Indemnified Party shall promptly notify (which the Indemnified Party will endeavor to provide, by the sooner to occur of (i) fifteen (15) business days after receipt of notice by it or (ii) five (5) days prior to the date a responsive pleading is due) the Indemnifying Party thereof in writing; Provided, however, that no delay on the part of the Indemnified Party in notifying the Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) that the Indemnifying Party thereby is prejudiced;
     (b) The Indemnifying Party shall have the right to defend the Indemnified Party against the Third Party Claim with counsel of its choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within fifteen (15) days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party shall indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party shall have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party Claim involves only money damages and does not seek by way of a motion an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently;
     (c) So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with paragraph 6.04(b) above, (i) the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, (ii) the Indemnified Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party, and (iii) the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party;
     (d) If any of the conditions in paragraph 6.04(b) above is or becomes unsatisfied, however, (i) the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, the Indemnifying Party in connection therewith), (ii) the Indemnifying Party shall reimburse the Indemnified Party promptly and periodically (but no more frequently that monthly) for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and (iii) the Indemnifying Party shall remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Article 6.00.

6.05 From and after the Effective Date, except for remedies that cannot be waived as a matter of law and except for injunctive relief, the rights to indemnification under this Article 6.00 shall be the exclusive remedy for the parties with respect to this Agreement contemplated and consummated hereby, and the parties shall not be entitled to pursue, and each hereby expressly waives as of the Effective Date, any and all other rights that may otherwise be available to either of them either at law or in equity with respect thereto. This paragraph 6.05 does not limit the remedies available to any party under any other agreement or instrument executed in connection with this Agreement. Notwithstanding the foregoing, nothing contained in this paragraph 6.05 shall prevent any party hereto from seeking and obtaining, as and to the extent permitted by applicable law, specific performance by the other party hereto of any of its obligations under this Agreement or injunctive relief against the other party's activities in breach of this Agreement.

6.06 Prior to asserting any claim pursuant to this Article 6.00, each Indemnified Party shall file, or cause to be filed, a claim with respect to the liabilities in question under applicable insurance policies, if any, maintained by such Indemnified Party or any subsidiary, division or affiliate thereof. The amount of any Adverse Consequences suffered, sustained, incurred or required to be paid to or for the benefit of any Indemnified Party shall be reduced by the amount of (a) any insurance proceeds and other amounts paid to or for the benefit of the Indemnified Party with respect to such Adverse Consequences by any person not a party to this Agreement or
     (b) any income or tax benefits actually received by or for the benefit of the Indemnified Party or any Affiliate of any Indemnified Party.

6.07 The Indemnifying Party shall pay to the Indemnified Party in cash the amount of any Adverse Consequence to which the Indemnified Party may become entitled by reason of the provisions of this Article 6.00, such payment to be made within fifteen (15) days after such Adverse Consequences are finally determined either by mutual agreement of the parties hereto or pursuant to the final unappealable judgment of a court of competent jurisdiction.

7.00 - CONDITIONS PRECEDENT

7.01 The obligations of the Purchaser to complete the purchase of the Purchased Assets hereunder shall be subject to the satisfaction of, or compliance with, at or before the Closing Date, each of the following conditions precedent (each of which is hereby acknowledged to be inserted for the exclusive benefit of the Purchaser and may be waived by it in whole or in part):

     (a) all of the representations, warranties and covenants of DKWS, the Trust, JWK and TK herein contained shall be true and correct in all material respects at the Closing Date and with the same effect as if made at and as of the Closing Date and the Vendor shall have delivered to the Purchaser a certificate of an officer or Trustee of the Vendor (as the case may be), confirming, to the best of the knowledge of such person, the truth and correctness in all material respects of such representations, warranties and covenants;

     (b) all instruments of conveyance and other documentation relating to the sale and purchase of the Purchased Assets, including without limitation, assignments of contracts and agreements (and third party consents thereto, where required), bills of sale, documentation relating to the due authorization and completion by the Vendor of the sale of the Purchased Assets and the taking of all actions and proceedings on or prior to the Closing Date in connection with the performance by the Vendor of its obligations under this Agreement, shall be satisfactory to the Purchaser and counsel for the Purchaser and shall have been delivered to the Purchaser and the Purchaser shall have received copies of all such other documentation or evidence as the Purchaser may reasonably request in order to establish the consummation of the transactions contemplated hereby and the taking by the Vendor of all necessary corporate proceedings in connection herewith in compliance with the terms and conditions hereof, in form (as to certification and otherwise) and substance satisfactory to the Purchaser and counsel for the Purchaser;

     (c)  All actions to be taken by DKWS,  the Trust,  JWK and TK in connection with
          consummation of the transactions contemplated hereby and all certificates, opinions, instruments, and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Purchaser.

     (d) as at the Closing Date there shall not have been material adverse damage or change to the Purchased Assets or the Business;

     (e) the Vendor shall have delivered to the Purchaser physical possession to all of the Purchased Assets, all keys, combinations to safes, miscellaneous title documents and any and all other items or indicia of title to enable it to assume full, complete and unencumbered operation of the Business and possession of the Purchased Assets;

     (f) DKWS, the Trust, JWK and TK shall have executed and delivered the Non-Competition Agreements attached hereto as Schedule "F";

     (g) the Purchaser shall have been satisfied that the leased premises are satisfactory for the purposes intended in carrying on the Business;

     (h) DKWS shall deliver to the Purchaser's counsel, on the Closing Date, a legal opinion of the DKWS's counsel in a form satisfactory to the Purchaser's counsel, acting reasonably;

     (i) Purchaser shall have completed its due diligence investigation with respect to Vendor including, but not limited to, (i) business, financial, operational, customer, worker's compensation, and employee due diligence, with results satisfactory to Purchaser in its sole discretion, and (ii) its legal and regulatory due diligence, with results satisfactory to Purchaser in its commercially reasonable discretion;

     (j) approval by the directors of the Purchaser and Anthony Clark International Insurance Brokers Ltd. (the parent company of the Purchaser) of this Agreement and the transactions contemplated herein;

     (k) the receipt of all necessary approvals in favor of the Purchaser of all insurance approvals and insurance licence matters from the California Department of Insurance;

     (l) delivery to and satisfactory review by the Purchaser of the rating of the insurance carriers;

     (m) DKWS shall have executed and delivered to Purchaser a certificate to the effect that it is not a "foreign person" pursuant to United States Treasury Regulation 1.1445-2(b);

     (n) Satisfactory review and approval by the Purchaser of all Vendor Plans currently offered to the employees of the Vendor and approval by the Purchaser of the costs to continue such Vendor Plans;

     (o) the receipt by the Purchaser of errors and omissions insurance, property and casualty insurance and all necessary business licences required by the Purchaser in order to operate the Business;

     (p) acquisition of satisfactory financing for completion of the purchase by the Purchaser; and

     (q) the Vendor shall have executed and delivered the Agency Agreement attached hereto as Schedule "P".

7.02 In addition to the foregoing, the obligations of the Purchaser to complete the purchase of the Purchased Assets hereunder shall be subject to the acquisition by the Purchaser of any and all regulatory or stock exchange approvals necessary for the purchase of the Purchased Assets. Should this condition not be met by the Closing Date (if the time limitation has not been extended by agreement in writing by both Parties hereto) then this Agreement shall terminate and shall be considered to be null and void ab initio; and

7.03 In case any of the foregoing conditions not being fulfilled on or before the Closing Date or if any of the foregoing said conditions are not satisfactory, for any reason at all, in the opinion of the Purchaser, then in any such event, the Purchaser may rescind this Agreement upon written notice to the Vendor and thereupon shall be released from all obligations hereunder.

7.04 Risk of loss or damage to the Purchased Assets shall be that of the Vendor until the Closing Date. If any loss or damage to the Purchased Assets shall occur prior to such time and if such loss or damage is material, the Purchaser may at its option cancel this Agreement at any time prior to completion of the closing.

7.05 The obligations of Vendor, JWK and TK to effect the transactions contemplated by this Agreement to occur on the Closing Date are subject to the satisfaction of the following conditions on or prior to the Closing Date, unless waived by Vendor or the Trust:
     a) The representations and warranties of Purchaser set forth in this Agreement shall be true and correct in all material respects as of the Closing Date, except for such representations and inaccurate warranties as will not, singly or in the aggregate, be reasonably expected to have a material adverse effect on Purchaser;
     b) Purchaser shall have performed in all material respects all obligations required to be performed by it under this Agreement at or prior to the Closing Date;
     c) Purchaser shall have executed and delivered to JWK ant TK for execution employment agreements in form and substance as set forth in Schedule "G" attached hereto; and
     d) All actions to be taken by Purchaser in connection with consummation of the transactions contemplated hereby and all certificates, opinions, instruments and other documents required to effect the transactions contemplated hereby shall be reasonably satisfactory in form and substance to Vendor, acting reasonably.

8.00 - GENERAL

8.01 In this agreement words importing the singular shall include the plural and words importing the masculine shall include the feminine or neuter, or vice versa, as the context, or the number of or gender of the parties, from time to time so requires. Words importing persons shall include corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

8.02 This Agreement shall be governed by and construed and enforced in accordance with internal Delaware law without regard to any applicable conflicts of law, and the parties hereto agree to submit and attorn to the jurisdiction of the Courts of Delaware in respect any disputes which may arise hereunder.

8.03 Headings are not to be considered as part of this Agreement and are included solely for convenience of reference and are not intended to be a full or accurate description of the text thereof.

8.04 This Agreement may be executed in two or more counterparts, each of which shall be considered one and the same agreement, and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other parties, it being understood that all parties need not sign the same counterpart.

8.05 Time shall be of the essence.

8.06 All notices and other communications hereunder shall be in writing and shall be deemed given if delivered personally, telecopied (if confirmed), or mailed by registered or certified mail (return receipt requested), or overnight courier service to the parties at the following addresses or at such other address for a party as shall be specified by like notice:
     To the DKWS, the Trust, JWK or TK at:     25 Wali Trail
                                               Novato, California, 94947
                                               Attn: John W. Kabaker
     To the Purchaser at:                      355, 10333 Southport Road, SW
                                               Calgary, Alberta, T2W 3X6
                                               Attn: Primo Podorieszach
     Any party may change the address to which notices, requests, demands, claims, and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

8.07 Each party shall, at the request of any party, from time to time and at all times hereafter, execute and deliver all deeds, documents in writing and do all acts and things as may be required to carry out the true intended meaning of this Agreement.

8.08 This Agreement shall constitute and be the entire and final agreement by their hands or the hands of their authorized officers, between the parties hereto with respect to all matters herein.

8.09 This Agreement (including the documents and instruments referred to herein) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

8.10 Where a period of time is prescribed or calculated from a day of event the time shall be calculated excluding such day or the day of such event, unless a contrary attention appears. Where the time for doing anything falls or expires on a Saturday, Sunday or on a public holiday then such thing may be validly done the first date thereafter that is not a Saturday, Sunday or holiday.

8.11 No amendment of any provision of this Agreement shall be valid unless the same shall be in writing and signed by the parties hereto. Vendor may consent to any such amendment for itself at any time prior to the closing without the prior authorization of its Board of Directors or the Trustees. No waiver by any party of any default, misrepresentation, or breach of warranty or covenant hereunder, whether intentional or not, shall be deemed to extend to any prior or subsequent default, misrepresentation, or breach of warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence.

8.12 Neither this Agreement nor any of the rights, interests, or obligations hereunder shall be assigned by DKWS, the Trust, JWK or TK (whether by operation of law or otherwise) without the prior written consent of the Purchaser. This Agreement shall be binding upon, inure to the benefit of, and be enforceable by the parties and their respective successors and assigns.

8.13 If any provision or covenant, or any part thereof, of this Agreement should be held by any court to be illegal, invalid or unenforceable, either in whole or in part, such illegality, invalidity or unenforceability shall not affect the legality, validity or enforceability of the remaining provisions or covenants, or any part thereof, all of which shall remain in full force and effect.

8.14 The prevailing party in any proceeding brought to enforce the terms of this Agreement shall be entitled to an award of reasonable attorneys' fees and costs incurred in investigating and pursuing such action, both at the trial and appellate levels.

8.15 Each of the parties acknowledges and agrees that the other party would be damaged irreparably if any of the provisions of this Agreement are not performed in accordance with their specific terms or otherwise are breached. Accordingly, each of the parties agrees that the other party shall be entitled to an injunction or injunctions to prevent breaches of the provisions of this Agreement and to enforce specifically this Agreement and the terms and provisions hereof in any action instituted in any court of the United States or any state thereof having jurisdiction over the parties and the matter in addition to any other remedy to which it may be entitled, at law or in equity.

8.16 Vendor warrants and agrees to pay and discharge when due all claims of creditors that could be asserted against Purchaser by reason of non-compliance with the provisions of any bulk transfer laws of any jurisdiction in connection with the transactions contemplated by this Agreement, and acknowledges that such liabilities and obligations are not to be assumed by Purchaser hereunder. Vendor hereby indemnifies and agrees to hold Purchaser harmless from, against and in respect of, and shall on demand reimburse Purchaser for, any loss, liability, cost or expense suffered or incurred by Purchaser by reason of the failure of Vendor to pay or discharge any such claims.

IN WITNESS WHEREOF the parties hereto have duly executed this Agreement as to be effective as at the date first written above.

ADDISON YORK INSURANCE BROKERS, LTD.


Per: /s/ Primo Podorieszach
     ---------------------------

DKWS ENTERPRISES, INC.


Per: /s/ John W. Kabaker


/s/ [illegible]                               /s/ John W. Kabaker
--------------------------                  --------------------------
Witness                                     JOHN W. KABAKER

/s/ [illegible]                               /s/ Theolyn Kabaker
--------------------------                  --------------------------
Witness                                     THEOLYN KABAKER


KABAKER FAMILY TRUST OF JULY 1998


Per: /s/ John W. Kabaker
     ------------------------------
     John W. Kabaker (trustee)


Per: /s/ Theolyn Kabaker
     ------------------------------
     Theolyn Kabaker (trustee)

                                  SCHEDULE "A"

                                   CLIENT LIST


The Vendor and the Shareholder, jointly and severally represent and warrant to the Purchaser that the computer tape delivered to the Purchaser herewith and identified as computer tape backup, constitutes a full and complete record of the Vendors insurance clients and their respective policies.









INITIAL                  /s/ [initials JWK]
                         -----------------------
                         Vendor

                         /s/ [initials JWK]
                         -----------------------
                         Shareholder

                                  SCHEDULE "B"

                                  FIXED ASSETS

                                  SCHEDULE "C"

                         REAL PROPERTY LEASE AGREEMENTS




1. Lease dated June 30, 2000, made between DKWS (as Tenant) and Active Property Management (as Landlord) with respect to Suite 100, 1701 Novato Blvd., Novato, California, 94947;
2. Lease dated July 8, 2002, made between DKWS (as Tenant) and Active Property Management (as Landlord) with respect to Suite 107, 1701 Novato Blvd., Novato, California, 94947;
3. Sub-Lease dated April 10, 2003, made between DKWS (as Sub-Lessee) and New Israel Fund (as Sub-Lessor) with respect to Suite 205, 10350 Santa Monica Blvd., Los Angeles, California;
4. Sub-Lease dated July 1, 2002, made between DKWS (as Sub-Lessor) and 2nd Sight Software (as Sub-Lessee) with respect to Suite 107, 1701 Novato Blvd., Novato, California, 94947; and
5.   Sub-Lease  dated July 27, 2000, made between DKWS (as Sub-Lessor) and Susan
     B. Preston (as Sub-Lessee) with respect to Suite 100, 1701 Novato Blvd., Novato, California, 94947.

                                  SCHEDULE "D"

                                ASSUMED CONTRACTS



Those agreements attached hereto and those agreements identified in the Assignment Agreement dated October 1st, 2003, and made between the Vendor and Purchaser.

1. Equipment Lease Agreement dated October 18, 2000, and made between Dillon East Capital Group and DKWS;
2. Equipment Lease Agreement dated January 30, 2001, and made between Dillon East Capital Group and DKWS;
3. Equipment Lease Agreement dated August 17, 2000, and made between Discovery Office Systems and DKWS;
4. Equipment Lease Agreement dated September 13, 2002, and made between Butler Capital Corporation and DKWS;
5. Equipment Lease Agreement identified as Lease No. 99PA014, and made between Dillon Leasing Company and DKWS;
6.   Those lease agreements identified on Schedule "C";
7. Any agreement with those insurance companies identified on the Production By Payee list included with this Schedule "D".

                                  SCHEDULE "E"

                       FINANCIAL STATEMENTS OF THE VENDOR

                                  SCHEDULE "F"

                       FORM OF NON-COMPETITION AGREEMENTS

1.   DKWS
2.   Trust
3.   JWK
4.   TK

                               NON-DISCLOSURE and
                            NON-COMPETITION AGREEMENT

THIS AGREEMENT MADE effective this 1st day of October, 2003.

BETWEEN:

                       ADDISON YORK INSURANCE BROKERS LTD.
               a body corporate incorporated pursuant to the laws
                            of the State of Delaware,
                 (hereinafter referred to as the "Corporation")

                                     - and -

                             DKWS ENTERPRISES, INC.
                       a body corporate duly incorporated
                according to the laws of the State of California
                     (hereinafter referred to as the "DKWS")

WHEREAS the Corporation has requested an obligation of secrecy and non-competition from DKWS as a condition of agreeing to the purchase of certain assets (the "Purchased Assets") from DKWS and the Kabaker Family Trust of July 1998 ("KFT") in accordance with the terms and conditions of an agreement for the sale and purchase of assets dated as of the 1st day of October, 2003 (hereinafter referred to as the "Purchase Agreement");

AND WHEREAS DKWS has access to Confidential Information regarding the Purchased Assets and the Business;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and mutual covenants herein contained and in consideration of the sum of FIVE ($5.00) DOLLARS now paid by the Corporation to DKWS (receipt of and sufficiency of which is hereby acknowledged) and for other good and valuable consideration the parties hereto and hereby agree as follows:

1.00 DEFINITIONS

1.01 Defined terms used in this Agreement and not otherwise defined herein shall have the same meaning as is ascribed to such terms in the Purchase Agreement.

1.02 "Agreement" means this Non-Disclosure and Non-Competition Agreement and all amendments in writing made hereto.

1.03 "Territory" means the United States of America.

1.04 In this Agreement words importing the singular shall include the plural and words importing the masculine shall include the feminine or neuter, or vice versa, as the context, or the number of or gender of the parties, from time to time so requires. Words importing persons shall include corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

2.00 OBLIGATION TO NOT COMPETE

2.01 DKWS hereby covenants and agrees that for a period of fifteen (15) years from the date this Agreement, DKWS will not, directly or indirectly, within the Territory:
     (a)  solicit for employment any employees of the Corporation;
     (b) solicit insurance-related business from any of the Corporation's customers; or
     (c) own, operate, be engaged in the operation of, or have any financial interest in, any business operations whether a proprietorship, partnership, joint venture or private company, or otherwise, carry on or be engaged in any venture similar to the Business of the Corporation.
2.02 The parties intend that the covenants contained in paragraph 2.01 shall be construed as separate covenants, one for each subdivision to which the covenant applies. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained above. In the event a court of competent jurisdiction determines that the provisions of this covenant not to compete are excessively broad as to duration, geographic scope or activity, it is expressly agreed that this covenant not to compete shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such over broad provisions shall be deemed, without further action on the part of any person, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in such jurisdiction.

3.00 OBLIGATIONS TO NOT DISCLOSE

3.01 DKWS covenants and agrees with the Corporation that:
     (a) the business connections, customers, Client Files, marketing, sales techniques, financial statements, employee lists or names, procedures and operations, and other intangible assets and aspects of the Business have been established and maintained by the Corporation at great expense and are protected as confidential information and trade secrets, and are of great value to the Corporation (the "Confidential Information"); and
     (b) the Corporation would suffer great loss and injury if the Confidential Information were disclosed or used in any way to the detriment of the Corporation.
     Therefore, DKWS shall not, directly or indirectly, use or disclose, or cause or allow to be used or disclosed, to the Corporation's detriment, any Confidential Information, secret, or proprietary information of the
     Corporation. The foregoing limitation shall not apply to any Confidential Information or proprietary information which has been voluntarily disclosed to the public by the Corporation, independently developed and disclosed by others, or otherwise enters the public domain through lawful means, not in violation of the provisions of this subsection. In addition, DKWS hereby covenants and agrees with the Corporation that upon demand by the Corporation for the same, DKWS shall forthwith return any and all Confidential Information in his possession to the Corporation.

3.02 The obligations contained in paragraph 3.01 shall survive the termination of any discussions, negotiations or contractual relations between DKWS and the Corporation.

3.03 In the event that a dispute shall arise as to whether or not certain information is Confidential Information, then DKWS shall have the burden of proving that such information is not Confidential Information.

4.00 MISCELLANEOUS

4.01 If  any  covenant  or  provision   herein  is  determined  to  be  void  or
     unenforceable in whole or in part, it shall not be deemed to affect or impair the enforceability or validity of any other covenant or provision of this Agreement or any part thereof.

4.02 The Parties to this Agreement agree that a breach by DKWS of any of the covenants herein contained would result in damages to the Corporation for which the Corporation could not adequately compensated by a monetary award. Accordingly, DKWS agrees that in the event of any such breach, in addition to, and not in substitution of, all other remedies available to the Corporation at law or in equity, the Corporation shall be entitled as a matter of right to apply to a Court of competent jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate to ensure compliance with the provisions of this Agreement and DKWS shall be liable to the Corporation for all losses, costs, legal fees, damages and expenses whatsoever which the Corporation may sustain, pay or incur as result of or in connection with DKWS failure to keep, observe or perform, from and after the dates hereof, the covenants to be kept, observed and performed by DKWS under this Agreement.

4.03 The Parties agree that all restrictions in this Agreement are necessary and are fundamental to the protection of the Business of the Corporation and are reasonable and valid and all defences to the strict enforcement thereof by the Corporation are hereby waived by DKWS.

4.04 This Agreement shall enure to the benefit and shall be binding upon the parties hereto together with any of their respective shareholders, directors, officers, managers, employees, successors and assigns and where applicable, their respective heirs, executors and administrators.

4.05 DKWS shall not assign, or otherwise transfer, its rights or delegate its duties or obligations under this Agreement without the prior written consent of the Corporation. This Agreement shall be fully assignable by the Corporation.

4.06 This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of California.

4.07 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions of the parties, whether oral or written, pertaining to the subject matter hereof.

4.08 No amendment or variation of the terms, conditions, warranties, covenants, agreements and undertakings set forth herein shall be of any force or effect unless the same shall be reduced to writing duly executed by all Parties hereto in the same manner and with the same formality as this Agreement is executed.

4.09 Each Party to this Agreement shall be responsible for the payment of all costs, expenses, legal fees and disbursements incurred or to be incurred by it in negotiation and preparing this Agreement and all documents required to be delivered pursuant to this Agreement and in otherwise performing the transactions contemplated by this Agreement, unless otherwise stated herein.

4.10 No provision of this Agreement shall be deemed to be waived unless a waiver is in writing. Any waiver of any default committed by any of the Parties hereto in the observance or performance of any part of this Agreement shall not extend to or be taken in any manner to effect any other default.

4.11 This Agreement may be signed or executed in separate counterparts and the signing or execution of a counterpart shall have the same effect as the signing or executing of an original.

4.12 Each Party shall, at the request of any Party, from time to time and at all times hereafter, execute and deliver all deed, documents in writing and do all acts and things as may be required to carry out the true intended meaning of this Agreement.

4.13 All communications or notices given pursuant to this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to a party by personal delivery, commercial courier or telephone facsimile transmission accompanied by a telephonic facsimile receipt followed by a hard copy by United States mail or two (2) business days after being deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, and addressed as follows, unless and until any of such parties notifies the other in accordance with this subsection of a change of address:
     If to DKWS:                                25 Wali Trail
                                                Novato, California, 94947

     If to Addison York Insurance Brokers LTD:  10333 Southport Rd. SW,
                                                Suite 355
                                                Calgary, AL T2W 3X6, Canada
                                                Attn: President

4.14 The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

4.15 DKWS acknowledges that it has reviewed this Agreement and understands the term and conditions hereof.

IN WITNESS WHEREOF THE PARTIES HERETO have caused these presents to be executed as of the date first above mentioned.

ADDISON YORK INSURANCE BROKERS LTD.


Per: /s/ P. Podorieszach
     ------------------------

DKWS ENTERPRISES, INC.


Per:  /s/ John W. Kabaker
     ------------------------

                               NON-DISCLOSURE and
                            NON-COMPETITION AGREEMENT

THIS AGREEMENT MADE effective this 1st day of October, 2003.

BETWEEN:

                      ADDISON YORK INSURANCE BROKERS, LTD.
               a body corporate incorporated pursuant to the laws
                            of the State of Delaware,
                 (hereinafter referred to as the "Corporation")

                                     - and -

                        KABAKER FAMILY TRUST OF JULY 1998
         a trust formed pursuant to the laws of the State of California
                    (hereinafter referred to as the "Trust")


WHEREAS the Corporation has requested an obligation of secrecy and non-competition from the Trust as a condition of agreeing to the purchase of certain assets (the "Purchased Assets") from DKWS Enterprises, Inc. ("DKWS") and the Trust in accordance with the terms and conditions of an agreement for the sale and purchase of assets dated as of the 1st day of October, 2003 (hereinafter referred to as the "Purchase Agreement");

AND WHEREAS the Trust has access to Confidential Information regarding the Purchased Assets and the Business;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and mutual covenants herein contained and in consideration of the sum of FIVE ($5.00) DOLLARS now paid by the Corporation to the Trust (receipt of and sufficiency of which is hereby acknowledged) and for other good and valuable consideration the parties hereto and hereby agree as follows:

1.00 DEFINITIONS

1.01 Defined terms used in this Agreement and not otherwise defined herein shall have the same meaning as is ascribed to such terms in the Purchase Agreement.

1.02 "Agreement" means this Non-Disclosure and Non-Competition Agreement and all amendments in writing made hereto.

1.03 "Territory" means the United States of America.

1.04 In this Agreement words importing the singular shall include the plural and words importing the masculine shall include the feminine or neuter, or vice versa, as the context, or the number of or gender of the parties, from time to time so requires. Words importing persons shall include corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

2.00 OBLIGATION TO NOT COMPETE

2.01 The Trust hereby covenants and agrees that for a period of fifteen (15) years from the date this Agreement, the Trust will not, directly or indirectly, within the Territory:
     (a)  solicit for employment any employees of the Corporation;
     (b) solicit insurance-related business from any of the Corporation's customers; or
     (c) own, operate, be engaged in the operation of, or have any financial interest in, any business operations whether a proprietorship, partnership, joint venture or private company, or otherwise, carry on or be engaged in any venture similar to the Business of the Corporation.

2.02 The parties intend that the covenants contained in paragraph 2.01 shall be construed as separate covenants, one for each subdivision to which the covenant applies. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained above. In the event a court of competent jurisdiction determines that the provisions of this covenant not to compete are excessively broad as to duration, geographic scope or activity, it is expressly agreed that this covenant not to compete shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such over broad provisions shall be deemed, without further action on the part of any person, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in such jurisdiction.

3.00 OBLIGATIONS TO NOT DISCLOSE

3.01 The Trust covenants and agrees with the Corporation that:
     (a) the business connections, customers, Client Files, marketing, sales techniques, financial statements, employee lists or names, procedures and operations, and other intangible assets and aspects of the Business have been established and maintained by the Corporation at great expense and are protected as confidential information and trade secrets, and are of great value to the Corporation (the "Confidential Information"); and
     (b) the Corporation would suffer great loss and injury if the Confidential Information were disclosed or used in any way to the detriment of the Corporation.
     Therefore, the Trust shall not, directly or indirectly, use or disclose, or cause or allow to be used or disclosed, to the Corporation's detriment, any Confidential Information, secret, or proprietary information of the
     Corporation. The foregoing limitation shall not apply to any Confidential Information or proprietary information which has been voluntarily disclosed to the public by the Corporation, independently developed and disclosed by others, or otherwise enters the public domain through lawful means, not in violation of the provisions of this subsection. In addition, the Trust hereby covenants and agrees with the Corporation that upon demand by the Corporation for the same, the Trust shall forthwith return any and all Confidential Information in his possession to the Corporation.

3.02 The obligations contained in paragraph 3.01 shall survive the termination of any discussions, negotiations or contractual relations between the Trust and the Corporation.

3.03 In the event that a dispute shall arise as to whether or not certain information is Confidential Information, then the Trust shall have the burden of proving that such information is not Confidential Information.

4.00 MISCELLANEOUS

4.01 If  any  covenant  or  provision   herein  is  determined  to  be  void  or
     unenforceable in whole or in part, it shall not be deemed to affect or impair the enforceability or validity of any other covenant or provision of this Agreement or any part thereof.

4.02 The Parties to this Agreement agree that a breach by the Trust of any of the covenants herein contained would result in damages to the Corporation for which the Corporation could not adequately compensated by a monetary award. Accordingly, the Trust agrees that in the event of any such breach, in addition to, and not in substitution of, all other remedies available to the Corporation at law or in equity, the Corporation shall be entitled as a matter of right to apply to a Court of competent jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate to ensure compliance with the provisions of this Agreement and the Trust shall be liable to the Corporation for all losses, costs, legal fees, damages and expenses whatsoever which the Corporation may sustain, pay or incur as result of or in connection with the Trust's failure to keep, observe or perform, from and after the dates hereof, the covenants to be kept, observed and performed by the Trust under this Agreement.

4.03 The Parties agree that all restrictions in this Agreement are necessary and are fundamental to the protection of the Business of the Corporation and are reasonable and valid and all defences to the strict enforcement thereof by the Corporation are hereby waived by the Trust.

4.04 This Agreement shall enure to the benefit and shall be binding upon the parties hereto together with any of their respective shareholders, directors, officers, managers, employees, successors and assigns and where applicable, their respective heirs, executors and administrators.

4.05 The Trust shall not assign, or otherwise transfer, its rights or delegate its duties or obligations under this Agreement without the prior written consent of the Corporation. This Agreement shall be fully assignable by the Corporation.

4.06 This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of California.

4.07 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions of the parties, whether oral or written, pertaining to the subject matter hereof.

4.08 No amendment or variation of the terms, conditions, warranties, covenants, agreements and undertakings set forth herein shall be of any force or effect unless the same shall be reduced to writing duly executed by all Parties hereto in the same manner and with the same formality as this Agreement is executed.

4.09 Each Party to this Agreement shall be responsible for the payment of all costs, expenses, legal fees and disbursements incurred or to be incurred by it in negotiation and preparing this Agreement and all documents required to be delivered pursuant to this Agreement and in otherwise performing the transactions contemplated by this Agreement, unless otherwise stated herein.

4.10 No provision of this Agreement shall be deemed to be waived unless a waiver is in writing. Any waiver of any default committed by any of the Parties hereto in the observance or performance of any part of this Agreement shall not extend to or be taken in any manner to effect any other default.

4.11 This Agreement may be signed or executed in separate counterparts and the signing or execution of a counterpart shall have the same effect as the signing or executing of an original.

4.12 Each Party shall, at the request of any Party, from time to time and at all times hereafter, execute and deliver all deed, documents in writing and do all acts and things as may be required to carry out the true intended meaning of this Agreement.

4.13 All communications or notices given pursuant to this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to a party by personal delivery, commercial courier or telephone facsimile transmission accompanied by a telephonic facsimile receipt followed by a hard copy by United States mail or two (2) business days after being deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, and addressed as follows, unless and until any of such parties notifies the other in accordance with this subsection of a change of address:
     If to the Trust:                           25 Wali Trail
                                                Novato, California, 94947
     If to Addison York Insurance Brokers LTD:  10333 Southport Rd. SW,
                                                Suite 355
                                                Calgary, AL T2W 3X6, Canada
                                                Attn: Primo Podorieszach

4.14 The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

4.15 The Trust acknowledges that it has reviewed this Agreement and understands the term and conditions hereof.





IN WITNESS WHEREOF THE PARTIES HERETO have caused these presents to be executed as of the date first above mentioned.



ADDISON YORK INSURANCE BROKERS, LTD.


Per: /s/ P. Podorieszach
     ------------------------


KABAKER FAMILY TRUST OF JULY 1998


Per:  /s/ John W. Kabaker
     ------------------------
     John W. Kabaker (trustee)

Per:  /s/ Theolyn Kabaker
     ------------------------
     Theolyn Kabaker (trustee)

                               NON-DISCLOSURE and
                            NON-COMPETITION AGREEMENT

THIS AGREEMENT MADE effective this 1st day of October, 2003.

BETWEEN:

                       ADDISON YORK INSURANCE BROKERS LTD.
               a body corporate incorporated pursuant to the laws
                            of the State of Delaware,
                 (hereinafter referred to as the "Corporation")

                                     - and -

                                 JOHN W. KABAKER
                  an individual residing in the City of Novato,
                           in the State of California,
                     (hereinafter referred to as "Kabaker")

WHEREAS the Corporation has requested an obligation of secrecy and non-competition from Kabaker as a condition of agreeing to the purchase of certain assets (the "Purchased Assets") from DKWS Enterprises, Inc. ("DKWS") and the Kabaker Family Trust of July 1998 ("KFT") in accordance with the terms and conditions of an agreement for the sale and purchase of assets dated as of the 1st day of October, 2003 (hereinafter referred to as the "Purchase Agreement");

AND WHEREAS Kabaker has access to Confidential Information regarding the Purchased Assets and the Business;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and mutual covenants herein contained and in consideration of the sum of FIVE ($5.00) DOLLARS now paid by the Corporation to Kabaker (receipt of and sufficiency of which is hereby acknowledged) and for other good and valuable consideration the parties hereto and hereby agree as follows:

1.00 DEFINITIONS

1.01 Defined terms used in this Agreement and not otherwise defined herein shall have the same meaning as is ascribed to such terms in the Purchase Agreement.

1.02 "Agreement" means this Non-Disclosure and Non-Competition Agreement and all amendments in writing made hereto.

1.03 "Territory" means the United States of America.

1.04 In this Agreement words importing the singular shall include the plural and words importing the masculine shall include the feminine or neuter, or vice versa, as the context, or the number of or gender of the parties, from time to time so requires. Words importing persons shall include corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

2.00 OBLIGATION TO NOT COMPETE

2.01 Kabaker hereby covenants and agrees that for a period of five (5) years after Kabaker is not employed by the Corporation, Kabaker will not, directly or indirectly, within the Territory:
     (a)  solicit for employment any employees of the Corporation;
     (b) solicit insurance-related business from any of the Corporation's customers; or
     (c) own, operate, be engaged in the operation of, or have any financial interest in, any business operations whether a proprietorship, partnership, joint venture or private company, or otherwise, carry on or be engaged in any venture similar to the Business of the Corporation.
2.02 The parties intend that the covenants contained in paragraph 2.01 shall be construed as separate covenants, one for each subdivision to which the covenant applies. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained above. In the event a court of competent jurisdiction determines that the provisions of this covenant not to compete are excessively broad as to duration, geographic scope or activity, it is expressly agreed that this covenant not to compete shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such over broad provisions shall be deemed, without further action on the part of any person, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in such jurisdiction.

3.00 OBLIGATIONS TO NOT DISCLOSE

3.01 Kabaker covenants and agrees with the Corporation that:
     (a) the business connections, customers, Client Files, marketing, sales techniques, financial statements, employee lists or names, procedures and operations, and other intangible assets and aspects of the Business have been established and maintained by the Corporation at great expense and are protected as confidential information and trade secrets, and are of great value to the Corporation (the "Confidential Information"); and
     (b) the Corporation would suffer great loss and injury if the Confidential Information were disclosed or used in any way to the detriment of the Corporation.
     Therefore, Kabaker shall not, directly or indirectly, use or disclose, or cause or allow to be used or disclosed, to the Corporation's detriment, any Confidential Information, secret, or proprietary information of the
     Corporation. The foregoing limitation shall not apply to any Confidential Information or proprietary information which has been voluntarily disclosed to the public by the Corporation, independently developed and disclosed by others, or otherwise enters the public domain through lawful means, not in violation of the provisions of this subsection. In addition, Kabaker hereby covenants and agrees with the Corporation that, upon Kabaker termination of employment with the Corporation for any reason whatsoever, or upon demand by the Corporation for the same,

     Kabaker shall forthwith return any and all Confidential Information in his possession to the Corporation.

3.02 The obligations contained in paragraph 3.01 shall survive the termination of any discussions, negotiations or contractual relations between Kabaker and the Corporation.

3.03 In the event that a dispute shall arise as to whether or not certain information is Confidential Information, then Kabaker shall have the burden of proving that such information is not Confidential Information.

4.00 MISCELLANEOUS

4.01 If  any  covenant  or  provision   herein  is  determined  to  be  void  or
     unenforceable in whole or in part, it shall not be deemed to affect or impair the enforceability or validity of any other covenant or provision of this Agreement or any part thereof.

4.02 The Parties to this Agreement agree that a breach by Kabaker of any of the covenants herein contained would result in damages to the Corporation for which the Corporation could not adequately compensated by a monetary award. Accordingly, Kabaker agrees that in the event of any such breach, in addition to, and not in substitution of, all other remedies available to the Corporation at law or in equity, the Corporation shall be entitled as a matter of right to apply to a Court of competent jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate to ensure compliance with the provisions of this Agreement and Kabaker shall be liable to the Corporation for all losses, costs, legal fees, damages and expenses whatsoever which the Corporation may sustain, pay or incur as result of or in connection with Kabaker failure to keep, observe or perform, from and after the dates hereof, the covenants to be kept, observed and performed by Kabaker under this Agreement.

4.03 The Parties agree that all restrictions in this Agreement are necessary and are fundamental to the protection of the Business of the Corporation and are reasonable and valid and all defences to the strict enforcement thereof by the Corporation are hereby waived by Kabaker.

4.04 This Agreement shall enure to the benefit and shall be binding upon the parties hereto together with any of their respective shareholders, directors, officers, managers, employees, successors and assigns and where applicable, their respective heirs, executors and administrators.

4.05 Kabaker shall not assign, or otherwise transfer, his rights or delegate his duties or obligations under this Agreement without the prior written consent of the Corporation. This Agreement shall be fully assignable by the Corporation.

4.06 This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of California.

4.07 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions of the parties, whether oral or written, pertaining to the subject matter hereof.

4.08 No amendment or variation of the terms, conditions, warranties, covenants, agreements and undertakings set forth herein shall be of any force or effect unless the same shall be reduced to writing duly executed by all Parties hereto in the same manner and with the same formality as this Agreement is executed.

4.09 Each Party to this Agreement shall be responsible for the payment of all costs, expenses, legal fees and disbursements incurred or to be incurred by it in negotiation and preparing this Agreement and all documents required to be delivered pursuant to this Agreement and in otherwise performing the transactions contemplated by this Agreement, unless otherwise stated herein.

4.10 No provision of this Agreement shall be deemed to be waived unless a waiver is in writing. Any waiver of any default committed by any of the Parties hereto in the observance or performance of any part of this Agreement shall not extend to or be taken in any manner to effect any other default.

4.11 This Agreement may be signed or executed in separate counterparts and the signing or execution of a counterpart shall have the same effect as the signing or executing of an original.

4.12 Each Party shall, at the request of any Party, from time to time and at all times hereafter, execute and deliver all deed, documents in writing and do all acts and things as may be required to carry out the true intended meaning of this Agreement.

4.13 All communications or notices given pursuant to this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to a party by personal delivery, commercial courier or telephone facsimile transmission accompanied by a telephonic facsimile receipt followed by a hard copy by United States mail or two (2) business days after being deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, and addressed as follows, unless and until any of such parties notifies the other in accordance with this subsection of a change of address:
     If to Kabaker:                              25 Wali Trail
                                                 Novato, California, 94947
     If to Addison York Insurance Brokers LTD:   10333 Southport Rd. SW,
                                                 Suite 355
                                                 Calgary, AL T2W 3X6, Canada
                                                 Attn: President

4.14 The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

4.15 Kabaker acknowledges that he has read this Agreement and understands the term and conditions hereof.

IN WITNESS WHEREOF THE PARTIES HERETO have caused these presents to be executed as of the date first above mentioned.

ADDISON YORK INSURANCE BROKERS LTD.


Per: /s/ P. Podorieszach
     ------------------------


/s/ Melvin I. Gilbert                       /s/ John W. Kabaker
--------------------------                  --------------------------
Witness                                     JOHN W. KABAKER

Melvin I. Gilbert
--------------------------
[print name of witness]

State of California
County of San Francisco


On October 17, 2003 before me, the undersigned, a Notary Public in and for the said State, personally appeared John W. Kabaker (proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


Signature  /s/ Michael David Glenn
           --------------------------
Name        Michael David Glenn
           --------------------------
             (typed or printed)

                                           [NOTARIAL SEAL
                                                MICHAEL DAVID GLENN
                                                Commission #1263248
                                                Notary Public - California
                                                San Francisco County
                                                My Comm. Expires May 11, 2004]

                               NON-DISCLOSURE and
                            NON-COMPETITION AGREEMENT

THIS AGREEMENT MADE effective this 1st day of October, 2003.

BETWEEN:

                       ADDISON YORK INSURANCE BROKERS LTD.
               a body corporate incorporated pursuant to the laws
                            of the State of Delaware,
                 (hereinafter referred to as the "Corporation")

                                     - and -

                                 THEOLYN KABAKER
                  an individual residing in the City of Novato,
                           in the State of California,
                     (hereinafter referred to as "Kabaker")

WHEREAS the Corporation has requested an obligation of secrecy and non-competition from Kabaker as a condition of agreeing to the purchase of certain assets (the "Purchased Assets") from DKWS Enterprises, Inc. ("DKWS") and the Kabaker Family Trust of July 1998 ("KFT") in accordance with the terms and conditions of an agreement for the sale and purchase of assets dated effective as of the 1st day of October, 2003 (hereinafter referred to as the "Purchase Agreement");

AND WHEREAS Kabaker has access to Confidential Information regarding the Purchased Assets and the Business;

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and mutual covenants herein contained and in consideration of the sum of FIVE ($5.00) DOLLARS now paid by the Corporation to Kabaker (receipt of and sufficiency of which is hereby acknowledged) and for other good and valuable consideration the parties hereto and hereby agree as follows:

1.00 DEFINITIONS

1.01 Defined terms used in this Agreement and not otherwise defined herein shall have the same meaning as is ascribed to such terms in the Purchase Agreement.

1.02 "Agreement" means this Non-Disclosure and Non-Competition Agreement and all amendments in writing made hereto.

1.03 "Territory" means the United States of America.

1.04 In this Agreement words importing the singular shall include the plural and words importing the masculine shall include the feminine or neuter, or vice versa, as the context, or the number of or gender of the parties, from time to time so requires. Words importing persons shall include corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

2.00 OBLIGATION TO NOT COMPETE

2.01 Kabaker hereby covenants and agrees that for a period of five (5) years after Kabaker is not employed by the Corporation, Kabaker will not, directly or indirectly, within the Territory:
     (a)  solicit for employment any employees of the Corporation;
     (b) solicit insurance-related business from any of the Corporation's customers; or
     (c) own, operate, be engaged in the operation of, or have any financial interest in, any business operations whether a proprietorship, partnership, joint venture or private company, or otherwise, carry on or be engaged in any venture similar to the Business of the Corporation.
2.02 The parties intend that the covenants contained in paragraph 2.01 shall be construed as separate covenants, one for each subdivision to which the covenant applies. Except for geographic coverage, each such separate covenant shall be deemed identical in terms to the covenant contained above. In the event a court of competent jurisdiction determines that the provisions of this covenant not to compete are excessively broad as to duration, geographic scope or activity, it is expressly agreed that this covenant not to compete shall be construed so that the remaining provisions shall not be affected, but shall remain in full force and effect, and any such over broad provisions shall be deemed, without further action on the part of any person, to be modified, amended and/or limited, but only to the extent necessary to render the same valid and enforceable in such jurisdiction.

3.00 OBLIGATIONS TO NOT DISCLOSE

3.01 Kabaker covenants and agrees with the Corporation that:
     (a) the business connections, customers, Client Files, marketing, sales techniques, financial statements, employee lists or names, procedures and operations, and other intangible assets and aspects of the Business have been established and maintained by the Corporation at great expense and are protected as confidential information and trade secrets, and are of great value to the Corporation (the "Confidential Information"); and
     (b) the Corporation would suffer great loss and injury if the Confidential Information were disclosed or used in any way to the detriment of the Corporation.
     Therefore, Kabaker shall not, directly or indirectly, use or disclose, or cause or allow to be used or disclosed, to the Corporation's detriment, any Confidential Information, secret, or proprietary information of the
     Corporation. The foregoing limitation shall not apply to any Confidential Information or proprietary information which has been voluntarily disclosed to the public by the Corporation, independently developed and disclosed by others, or otherwise enters the public domain through lawful means, not in violation of the provisions of this subsection. In addition, Kabaker hereby covenants and agrees with the Corporation that, upon Kabaker termination of employment with the

     Corporation for any reason whatsoever, or upon demand by the Corporation for the same, Kabaker shall forthwith return any and all Confidential Information in his possession to the Corporation.

3.02 The obligations contained in paragraph 3.01 shall survive the termination of any discussions, negotiations or contractual relations between Kabaker and the Corporation.

3.03 In the event that a dispute shall arise as to whether or not certain information is Confidential Information, then Kabaker shall have the burden of proving that such information is not Confidential Information.

4.00 MISCELLANEOUS

4.01 If  any  covenant  or  provision   herein  is  determined  to  be  void  or
     unenforceable in whole or in part, it shall not be deemed to affect or impair the enforceability or validity of any other covenant or provision of this Agreement or any part thereof.

4.02 The Parties to this Agreement agree that a breach by Kabaker of any of the covenants herein contained would result in damages to the Corporation for which the Corporation could not adequately compensated by a monetary award. Accordingly, Kabaker agrees that in the event of any such breach, in addition to, and not in substitution of, all other remedies available to the Corporation at law or in equity, the Corporation shall be entitled as a matter of right to apply to a Court of competent jurisdiction for such relief by way of restraining order, injunction, decree or otherwise, as may be appropriate to ensure compliance with the provisions of this Agreement and Kabaker shall be liable to the Corporation for all losses, costs, legal fees, damages and expenses whatsoever which the Corporation may sustain, pay or incur as result of or in connection with Kabaker failure to keep, observe or perform, from and after the dates hereof, the covenants to be kept, observed and performed by Kabaker under this Agreement.

4.03 The Parties agree that all restrictions in this Agreement are necessary and are fundamental to the protection of the Business of the Corporation and are reasonable and valid and all defences to the strict enforcement thereof by the Corporation are hereby waived by Kabaker.

4.04 This Agreement shall enure to the benefit and shall be binding upon the parties hereto together with any of their respective shareholders, directors, officers, managers, employees, successors and assigns and where applicable, their respective heirs, executors and administrators.

4.05 Kabaker shall not assign, or otherwise transfer, his rights or delegate his duties or obligations under this Agreement without the prior written consent of the Corporation. This Agreement shall be fully assignable by the Corporation.

4.06 This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of California.

4.07 This Agreement constitutes the entire agreement between the parties pertaining to the subject matter hereof, and supersedes all prior and contemporaneous agreements, understandings, negotiations, and discussions of the parties, whether oral or written, pertaining to the subject matter hereof.

4.08 No amendment or variation of the terms, conditions, warranties, covenants, agreements and undertakings set forth herein shall be of any force or effect unless the same shall be reduced to writing duly executed by all Parties hereto in the same manner and with the same formality as this Agreement is executed.

4.09 Each Party to this Agreement shall be responsible for the payment of all costs, expenses, legal fees and disbursements incurred or to be incurred by it in negotiation and preparing this Agreement and all documents required to be delivered pursuant to this Agreement and in otherwise performing the transactions contemplated by this Agreement, unless otherwise stated herein.

4.10 No provision of this Agreement shall be deemed to be waived unless a waiver is in writing. Any waiver of any default committed by any of the Parties hereto in the observance or performance of any part of this Agreement shall not extend to or be taken in any manner to effect any other default.

4.11 This Agreement may be signed or executed in separate counterparts and the signing or execution of a counterpart shall have the same effect as the signing or executing of an original.

4.12 Each Party shall, at the request of any Party, from time to time and at all times hereafter, execute and deliver all deed, documents in writing and do all acts and things as may be required to carry out the true intended meaning of this Agreement.

4.13 All communications or notices given pursuant to this Agreement shall be in writing and shall be deemed to have been given at the earlier of the date when actually delivered to a party by personal delivery, commercial courier or telephone facsimile transmission accompanied by a telephonic facsimile receipt followed by a hard copy by United States mail or two (2) business days after being deposited in the United States mail, certified or registered mail, postage prepaid, return receipt requested, and addressed as follows, unless and until any of such parties notifies the other in accordance with this subsection of a change of address:
     If to Kabaker:                              25 Wali Trail
                                                 Novato, California, 94947
     If to Addison York Insurance Brokers LTD:   10333 Southport Rd. SW,
                                                 Suite 355
                                                 Calgary, Alberta, T2W 3X6
                                                 Attn: President

4.14 The headings herein contained are for reference only and shall not affect the meaning or interpretation of any provision of this Agreement.

4.15 Kabaker acknowledges that he has read this Agreement and understands the term and conditions hereof.


IN WITNESS WHEREOF THE PARTIES HERETO have caused these presents to be executed as of the date first above mentioned.

ADDISON YORK INSURANCE BROKERS LTD.


Per: /s/ P. Podorieszach
     ------------------------


/s/ Melvin I. Gilbert                       /s/ Theolyn Kabaker
--------------------------                  --------------------------
Witness                                     THEOLYN KABAKER

Melvin I. Gilbert
--------------------------
[print name of witness]

State of California
County of San Francisco


On October 17, 2003 before me, the undersigned, a Notary Public in and for the said State, personally appeared Theolyn Kabaker (proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her authorized capacity, and that by her signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.


Signature  /s/ Michael David Glenn
           --------------------------
Name        Michael David Glenn
           --------------------------
             (typed or printed)

                                           [NOTARIAL SEAL
                                                MICHAEL DAVID GLENN
                                                Commission #1263248
                                                Notary Public - California
                                                San Francisco County
                                                My Comm. Expires May 11, 2004]

                                  SCHEDULE "G"

                              EMPLOYMENT AGREEMENTS



1.  JWK
2.  TK

                              EMPLOYMENT AGREEMENT

THIS AGREEMENT MADE effective this 1st day of October, 2003.

BETWEEN:

                       ADDISON YORK INSURANCE BROKERS LTD.
                    a body corporate duly incorporated under
                the laws of the State of Delaware and carrying on
                    business in the United States of America
                   (hereinafter referred to as the "Employer")

                                     - and -

                                 JOHN W. KABAKER
                  an individual, resident in the City of Novato
                           in the State of California
                       (hereinafter called the "Employee")

WHEREAS Employer is in the business of providing financial services usual and customary to insurance, risk management, employee benefits, life and securities and desires to engage the services of Employee to manage and direct all United States operations; and

WHEREAS Employer desires to retain the services of Employee and Employee is willing to accept employment by Employer, on the terms and subject to the conditions set forth in this Agreement, and

WHEREAS Employer, DKWS Enterprises, Inc., Theolyn. Kabaker, the Employee and the Kabaker Family Trust of July 1998 ("KFT") have made, executed and delivered a certain Asset Purchase Agreement dated as of October 1, 2003 (the "APA"); and

WHEREAS pursuant to the terms of the APA, the Employer provided a Promissory Note and a Final Note (as more particularly described in the APA and as set forth in Schedules "O" and "Q" of the APA) and a Security Agreement (as set forth in Schedule "U" of the APA) to KFT (all of the foregoing hereinafter collectively referred to as the "Debt Agreements");

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the parties hereto hereby agree as follows:

1.00 DEFINITIONS

1.01 In this Agreement and in any amendment hereto, the following terms shall have the following meanings:

     a) "Clients" mean any and all past, present or prospective customers of the Employer;
     b)   "Commencement Date" means the 1st day of October, 2003;

     c) "Owned Commission Revenue" means the commission revenue actually received by the Employer from insurance companies in respect of the sales of general insurance policies by the business, but does not include any:
          i)   Contingency Revenues in excess of $50,000.00;
          ii) revenues derived by the Employer from those persons or agencies set forth on Schedule "A" attached hereto or any revenues derived by the Employer from similar joint venture or revenue processing agreements which the Employer may enter into either before or after the Commencement Date;
          iii) life insurance revenues;
          iv)  interest income; or
          v)   finance charges;
     d) "Contingency Revenue" means those commissions generated by the business and paid to the Employer by insurance companies based upon the volume, growth and or profitability of insurance business placed with such insurance companies by the Employer and from the business;
     e) "EBITDA" means earnings before income taxes, depreciation and amortization as determined by Canadian Generally Accepted Accounting principles; and
     f) "Vista Division" means that business and those assets purchased by the Employer from DKWS Enterprises, Inc. and the Kabaker Family Trust of July 1998 pursuant to an Asset Purchase Agreement dated October 1st, 2003.

1.02 Unless otherwise indicated, all dollar amounts referred to in this Agreement or in the Schedules are in United States funds.

2.00 EMPLOYMENT

2.01 During the term of this Agreement, the Employee agrees to be employed by and to serve the Employer as President. The Employer agrees to employ and retain the Employee in such capacities and the Employee accepts and agrees to such employment, subject to the general supervision, advice and direction of the Employers's Chief Operating Officer ("COO") and Board of Directors. The Employee shall perform such duties as are customarily performed by an Employee in a similar position and agrees to perform on behalf of the Employer all such reasonable duties as may from time to time be authorized and directed by the COO (the "Services"). The Employee shall devote his full business time to the affairs of the Employer to perform the duties of his position.

3.00 REMUNERATION

3.01 Subject to the terms of paragraph 3.02, as compensation for the Services provided by the Employee under this Agreement, the Employer will pay the Employee a salary of three hundred fifty thousand dollars ($350,000) per year (the "Base Salary), payable in bi-monthly installments of $14,583.00 each on the 15th and last days of each month during the Term hereof. Upon termination of this Agreement, payments under this paragraph shall cease, provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.

3.02 In the event that annual Owned Commission Revenue attributable to the Vista Division falls below $3,000,000 per annum during the Term hereof, then the amount of the Base Salary shall be reduced for the next 12 months by an amount equal to $1.00 of Base Salary for each $8.55 that the Owned
     Commission Revenue attributable to the Vista Division falls below $3,000,000 (the "Base Salary Adjustment"). For greater clarification, the Base Salary Adjustment cannot have the effect of increasing the Base Salary, the Base Salary Adjustment can only lower the Base Salary, and in no case will the Base Salary be greater than $350,000.

3.03 If, at the fiscal year end of the Employer (March 31) during the Term hereof, commencing with the Commencement Date, the Employer's EBITDA from the Vista Division has increased in excess of THIRTY (30%) PERCENT over the previous fiscal period, then the Employee shall receive from the Employer and the Employer shall pay to the Employee a bonus of FIFTY (50%) percent of that portion of the EBITDA which is in excess of THIRTY (30%) PERCENT (the "EBITDA Bonus"). The EBITDA Bonus, if any, shall be determined by the Employer and be paid to the Employee on or before 120 days from the fiscal year end of the Employer. When determining the EBITDA of the Employer from the Vista Division, the Employer shall take into account only the Owned Commission Revenue of the Vista Division plus all Contingency Revenues received as a result of the operations of the Vista Division (notwithstanding the exclusion of or any restrictions placed upon Contingency Revenues in the definition of Owned Commission Revenues).

3.04 If, at the fiscal year end of the Employer (March 31) during the Term hereof, the Employer's EBITDA from its business, excluding the EBITDA from the Vista Division, has increased in excess of THIRTY (30%) PERCENT over the previous fiscal period, then the Employee shall receive from the Employer and the Employer shall pay to the Employee a bonus of FIFTY (50%) percent of that portion of the EBITDA which is in excess of THIRTY (30%) PERCENT (the "CORPORATE EBITDA Bonus"). The CORPORATE EBITDA Bonus, if any, shall be determined by the Employer and be paid to the Employee on or before 120 days from the fiscal year end of the Employer. When determining the EBITDA of the Employer from its business, the Employer shall take into account only the Owned Commission Revenue of the Employer minus the Owned Commission Revenue from the Vista Division plus all Contingency Revenues received as a result of the operations of the Employer (notwithstanding the exclusion of or restrictions placed upon Contingency Revenues in the definition of Owned Commission Revenues) minus any Contingency Revenues from the Vista Division.

3.05 The remuneration provided in Section 3.00 herein shall be subject to payroll deductions for income tax and for any and all other employee deductions or remittances required by law and imposed upon the Employer to collect and remit to any level of government or regulatory authority.

3.06 Employer shall reimburse Employee for such "out-of-pocket" expenses as the Board of Directors determines, in its sole discretion, to be necessary to the performance of his duties to the Employer.

3.07 Employee shall be entitled to medical and dental insurance coverage and such additional benefits as Employer provides to its Employees, and on the terms provided to its employees.

3.08 The Employer shall, during the Term hereof and when presented with proper third party invoices therefor, contribute up to $10,000.00 per annum to be applied towards the premiums of a Long Term Disability insurance policy for the benefit of the Employee, with such total Long Term Disability coverage not to exceed the sum of $1,750,000.00 under the policy.

3.09 The Employer shall, during the Term hereof and when presented with proper third party invoices therefor, contribute up to $10,000.00 per annum to be applied towards the premiums of a Life Insurance policy for the benefit of the Employee, with such total Life Insurance coverage not to exceed the sum of $1,750,000.00 under the policy.

4.00 TERM

4.01 This Agreement is deemed to have commenced on the Commencement Date. Unless otherwise terminated in accordance with the terms hereof, this Agreement is a contract for employment for a period of five (5) years beginning on the Commencement Date and ending on September 30, 2008 (the "Term"). Employer agrees to continue the Employee's employment, and the Employee agrees to remain employed by Employer, from the Commencement Date until the date when the Employee's employment terminates pursuant to the provisions of this Agreement.

5.00 DUTIES AND OBLIGATIONS OF THE EMPLOYEE

5.01 The Employee shall well and faithfully serve the Employer during the continuance of his employment and he shall devote substantially his whole time and attention to these duties and the provision of the Services and shall not directly or indirectly engage in or be concerned in or interested in any other business of any kind which may interfere, restrict or conflict with his duties hereunder or the provision by him of the Services.

5.02 The Employee shall use his best efforts to market, service, promote and sell the products and services of the Employer.

5.03 The Employee shall take all reasonable steps to promote the Employer's good name and goodwill and shall not, under any circumstances, take any steps or allow through inaction, the Employer's good name to be brought into disrepute.

5.04 The Employee shall continue to be bound by all of the Employer's policies in effect to date, or as amended from time to time with reasonable notice to the Employee.

5.05 Subject to the terms and conditions of this Agreement, all fees, compensation, money and other things of value received or realized as a result of the Employee's rendering of the Services, be they sales, supervisory, managerial or otherwise, and all income generated by the Employee shall belong to the Employer, whether paid directly to the Employee or to the Employer, if such income stems from the Business of the Employer.

5.06 Employee shall be based at the principal offices of Employer, located in Novato, California.

5.07 The Employee shall hold and maintain in good standing any and all such qualifications, professional designations, licenses and permits as may be required, necessary or desirable for the provision of the Services to the Employer and its Clients.

6.00 DUTIES AND OBLIGATIONS OF THE EMPLOYER

6.01 The Employer shall  remunerate the Employee in accordance with the terms of
     Article 3.00 hereof.

6.02 Subject to the terms and conditions governing the Employer, and all other applicable laws, regulations and rules of court, the Employer shall have the power to:
     a)   assign Clients to the Employee;
     b)   review all work and Services performed by the Employee;
     c)   modify or cancel such work;
     d)   require the Employee to revise such work;
     e)   determine the time and manner of performance of all work; and
     f) determine the standards of performance and, within reason, the necessary hours of work.

7.00 VACATION, HOLIDAYS AND SICK LEAVE

7.01 Employee shall accrue vacation on a monthly basis (at the rate of 1.667 days per month). Employee shall thereby be entitled to twenty (20) days of paid vacation for each year of employment. Employee is ineligible to accrue vacation benefits while Employee is absent without pay including, but not limited to, unpaid leaves of absence. The purpose of paid vacation is to provide time for recreation and relaxation. Employer encourages all of its employees to take accrued vacation each year. Accordingly, the maximum vacation time Employee will be permitted to accrue is twenty (20) days in addition to all normal scheduled holidays as are accustomed in the insurance and financial services industry. Once this cap on the accrual of vacation has been reached, no additional vacation will accrue until Employee has reduced the balance of his unused vacation time accrued to less than twenty (20) days. Thereafter, vacation will accrue on a prospective basis as long as Employee's total accrual remains under the cap. Employer reserves the right to compensate Employee for earned, unused vacation time at any time in its sole discretion.

7.02 All times for holidays shall be agreed to by both parties, acting reasonably and in a business and professional like manner.

7.03 Employee shall be entitled to holidays with pay during each calendar year consistent with the holiday schedule applicable to management Employees of Employer generally.

7.04 Employee shall accrue sick/personal business leave on a monthly basis (at the rate of 1.667 days per month). Employee shall thereby be entitled to twenty 20) days of paid sick/personal business leave for each year of employment, after the first three (3) months of employment. Sick leave may not be accumulated from year to year and Employee will not be paid for accrued but unused sick/personal business leave upon employment termination. If Employee is unable to work for more than twenty (20) days because of sickness or total disability, Employee's unused vacation time may be applied to such absence. All requests for sick days and personal days off shall be made by Employee in accordance with Employer policies in effect from time to time.

8.00 EMPLOYMENT RELATIONSHIP

8.01 The Employee agrees that he is an employee of the Employer and shall not be deemed to be an independent contractor at any time.

8.02 There shall be no agency established in any form or manner.

8.03 The Employer is to have control of the manner, method and details of the performance of the Services provided by the Employee at all material times and, the Employee shall comply with all reasonable requests of the Employer with respect to the Services, the location of performance of the Services, and method of performance of the Services.

8.04 The Employee shall not, without the express written consent of the Employer, take any action that would bind the Employer to any agreement outside the normal day-to-day operations of the Employer or any agreement in excess of $5,000.00.

8.05 The Employee, at all times, and for the purposes of this Agreement, shall personally fulfil the performance of the Services, and shall not permit or allow any other person to fulfil such Services at any time, without the express consent of the Employer.

8.06 Any and all Clients found, solicited or discovered by the Employee and all information received by the Employee while providing the Services to the Employer as set out in this Agreement shall remain the property of the Employer.

8.07 The Employee shall, upon the request of the Employer and at any time, execute any form of confidentiality agreement then being used by the Employer.

8.08 Employee agrees to comply with all of the rules and regulations of Employer.

8.09 Nothing contained herein shall be construed to give the Employee an interest in the tangible or intangible assets of the Employer.

9.00 TERMINATION

9.01 In this  Section  9.00,  the  following  terms  shall  have  the  following meanings:
     i) "Termination Other Than For Cause" shall mean termination of the Employee's employment by the Employer other than in a termination made in accordance with the terms of paragraphs 9.02, 9.03 or 9.04;
     ii) "Voluntary Termination" shall mean termination by action of Employee of Employee's employment by Employer; and
     iii) A "Demotion" shall mean (i) any reduction of Employee's then current Base Salary other than in accordance with the terms of this Agreement;
          (ii) any material reduction in the package of benefits and incentives provided to Employee or any action by Employer which would materially and adversely affect Employee's participation or reduce Employee's benefits under any such plans, except to the extent that such benefits and incentives of all other officers of Employer are similarly reduced; (iii) any material diminution of Employee's duties, responsibilities, or authority; or (iv) any requirement that Employee relocate to a work site that would increase Employee's one-way commute distance to more than fifty (50) miles from Employee's principal residence. Notwithstanding the foregoing, any downsizing of the operations by the Employer or any reduction in personnel (except the Employee) in the Vista Division or otherwise shall not be deemed to be a Demotion.

9.02 The Employer and the Employee agree that the Employer shall and hereby does reserve the right to immediately terminate of the Employee for just cause. Just cause being at the sole discretion of the Employer, acting reasonably, and, includes, without restricting the generality of the foregoing, the
     Employee:
     a) being responsible for persistent willful breaches of the material terms of this Agreement;
     b)   performing the Services in an unsatisfactory or unprofessional manner;
     c) conducting himself in such a manner that the retention of a Client is jeopardized, a Client, is lost, or the goodwill of the Employer is harmed in any way whatsoever;
     d) being convicted of a felony involving moral turpitude, persistent dishonesty or fraud,
     e) failing or refusing to comply with the policies and standards and regulations from time to time established by the Employer;
     f) committing fraud, being dishonest or committing other misconduct in the performance of services rendered on behalf of the Employer;
     g) habitually neglecting the performance of the duties which he is required to perform hereunder; or
     h) having a deficiency in any trust account of the Employer for which the Employee is directly responsible for.

9.03 This Agreement shall immediately terminate upon:
     a)   death of the Employee;
     b)   the Employee becoming insolvent or being adjudged bankrupt;
     c) the failure of Employee to become bonded or continue to remain bonded during the term of this Agreement;
     d) the Employee being elected to hold office or accepting employment which by operation of law places restrictions or limitations upon his continued performance of the Services; or
     e) the Employee becoming, without having obtained the Employer's consent, a shareholder, an officer, director, agent or employee of another Employer in a related business to that of the Employer;
     f) the failure of Employee to hold and maintain in good standing any and all licences, permits, professional designations or qualifications necessary or required by the Employee in order to provide the Services hereunder;
     g) the Employee becoming permanently disabled and no longer able to perform the essential functions of his position with reasonable accommodation by Employer. It being acknowledged that the Employer shall not be required to provide any accommodation that would produce an undue hardship on the operation of the Employer's business; or
     h)   the end of the Term hereof.

9.04 This Agreement shall immediately terminate: (i) if there should be a default by the Employer pursuant to the terms of the Debt Agreements; and
     (ii) KFT exercises its rights under the Debt Agreements.

9.05 If this Agreement is terminated in accordance with paragraphs 9.02, 9.03 or 9.04, then the Employee shall be paid any accrued salary, any vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plan of Employer in which Employee is a participant to the full extent of Employee's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination, but Employee shall not be paid any other compensation or reimbursement of any kind, including without limitation, severance compensation.

9.06 Notwithstanding anything else in this Agreement, Employer may effect a Termination Other Than For Cause at any time upon giving sixty (60) days written notice to Employee of such termination. Upon any Termination Other Than For Cause, Employee shall be paid any accrued salary, any bonus compensation to the extent earned, any deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of Employer in which Employee is a participant to the full extent of Employee's rights under such plans, any accrued vacation pay, any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination, and any severance compensation provided in paragraph 9.08, but no other compensation or reimbursement of any kind.

9.07 Employee may effect a Voluntary  Termination  at any time upon giving sixty
     (60) days notice to Employer. In the event of a Voluntary Termination, Employer shall pay any accrued salary, any bonus compensation to the extent earned, any vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of Employer in which Employee is a participant to the full extent of Employee's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Employee in connection with his duties hereunder, all to the date of termination, but no other compensation or reimbursement of any kind, including without limitation, severance compensation.

9.08 In the event of (i) the termination of the Employee's employment by Employer other than a termination made in accordance with paragraphs 9.02,
     9.03 or 9.04; or (ii) a Demotion, then in each such case Employee shall be paid as severance compensation an amount equal to the total Base Salary that would be required to be paid to the Employee from the date of termination through the end of the Term hereof, absent any termination of Employee's employment, based on Employee's then-applicable annual Base Salary, in addition to and not in lieu of commissions or other benefits to which Employee may be entitled.

9.09 Upon termination of this Agreement, Employee shall deliver all property (including keys, records, notes, lists, data, memoranda, models, and equipment) that is in Employee's possession or under the Employee's control that is Employer's property or related to Employer's business, notwithstanding various personal articles or items that consist of art work on loan to the Employer.

10.00 INDEMNITY

10.01 Employer hereby agrees to hold harmless and indemnify Employee to the full extent authorized or permitted by law, as such may be amended from time to time, and by the Bylaws of Employer, as such may be amended. In the event that Employer chooses to purchase and maintain a policy or policies of directors' and officers' liability insurance, to cover liabilities which may be incurred by its officers or directors in the performance of their obligations to Employer, Employer shall include Employee within such policy.

11.00 MISCELLANEOUS

11.01 This Agreement contains the entire agreement of the parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties. This Agreement may be modified or amended, only if the amendment is made in writing and is signed by both parties. This agreement cannot be altered in any way by any oral statement(s) made to Employee. It is further understood, however, that Employer's policies, procedures and rules may be amended or changed at any time by Employer.

11.02 This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of California.

11.03 No provision of this agreement shall be deemed to be waived unless a waiver is in writing. Any waiver of any default committed by any of the parties hereto in the observance or performance of any part of this agreement shall not extend to or be taken in any manner to effect any other default.

11.04 The parties hereto, and each of them, covenant and agree that each of them shall and will, upon reasonable request of the other party, make, do, execute or cause to be made, done or executed, all such further and other lawful acts, deeds, things, devices and assurances whatsoever for the better or more perfect and absolute performance of the terms and conditions of this agreement.

11.05 In this agreement words importing the singular shall include the plural and words importing the masculine shall include the feminine or neuter, or vice versa, as the context, or the number of or gender of the parties, from time to time so requires. Words importing persons shall include corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

11.06 The headings of the clauses contained in this agreement have been inserted for convenience of reference only and shall not affect the interpretation of this agreement.

11.07 If any provision(s) of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision(s) of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid or enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

11.08 This agreement and its terms shall not be assigned by the Employee to any other person, firm, corporation, or entity.

11.09 All notices,   requests,   demands,  elections  and  other  communications
     hereunder shall be in writing and shall be deemed to have been duly given only if delivered:

         TO:               THE EMPLOYER
                           355, 10333 Southport Road, SW
                           Calgary, Alberta, T2W 3X6
                           Attn: Primo Podorieszach
         TO:               THE EMPLOYEE

                           25 Wali Trail
                           Novato, California, 94947

     Either party may change its address for the notice by a notice given as herein provided. A notice which is mailed will be considered as having been given at such time as it would in the ordinary course of mail be received by the party to which it is directed.

11.10 This agreement may be executed in any number of counterparts by any one or more of the parties. Each executed counterpart shall be deemed to be an original and such counterpart shall together constitute one and the same agreement.


IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective signatures and this agreement is delivered all as of the date first above written.

ADDISON YORK INSURANCE BROKERS LTD.



Per: /s/ P. Podorieszach
     ------------------------


/s/ [illegible]                             /s/ John W. Kabaker
----------------------------------          -----------------------------
Witness                                     JOHN W. KABAKER

SCHEDULE "A"


The firms or individuals that represent Joint Venture business are as follows (including year to date revenues as of September 30, 2003):



1.   Wade Hansen, Novato, California;
2.   Sullivan Company, Greenville, South Carolina;
3.   Philip Lehman Company, New Jersey & New York;
4.   Malone & McCulley, Torrance, CA; and
5.   Boyer Insurance Services, West Los Angeles, CA.

                              EMPLOYMENT AGREEMENT

THIS AGREEMENT MADE effective this 1st day of October, 2003.

BETWEEN:

                       ADDISON YORK INSURANCE BROKERS LTD.
                    a body corporate duly incorporated under
                the laws of the State of Delaware and carrying on
                    business in the United States of America
                   (hereinafter referred to as the "Employer")

                                     - and -

                                 THEOLYN KABAKER
                  an individual, resident in the City of Novato
                           in the State of California
                       (hereinafter called the "Employee")


WHEREAS Employer is in the business of providing financial services usual and customary to insurance, risk management, employee benefits, life and securities and desires to engage the services of Employee to administer the Employers Vista Division; and

WHEREAS Employer desires to retain the services of Employee and Employee is willing to accept employment by Employer, on the terms and subject to the conditions set forth in this Agreement, and

WHEREAS Employer, DKWS Enterprises, Inc., John W. Kabaker, the Employee and the Kabaker Family Trust of July 1998 ("KFT") have made, executed and delivered a certain Asset Purchase Agreement dated as of October 1, 2003 (the "APA"); and

WHEREAS pursuant to the terms of the APA, the Employer provided a Promissory Note and a Final Note (as more particularly described in the APA and as set forth in Schedules "O" and "Q" of the APA) and a Security Agreement (as set forth in Schedule "U" of the APA) to KFT (all of the foregoing hereinafter collectively referred to as the "Debt Agreements");

NOW, THEREFORE, in consideration of the premises and the covenants contained herein, the parties hereto hereby agree as follows:

1.00 DEFINITIONS

1.01 In this Agreement and in any amendment hereto, the following terms shall have the following meanings:
     a) "Clients" mean any and all past, present or prospective customers of the Employer;
     b)   "Commencement Date" means the 1st day of October, 2003;

     c) "Owned Commission Revenue" means the commission revenue actually received by the Employer from insurance companies in respect of the sales of general insurance policies by the Vista Division, but does not include any:
          i)   Contingency Revenues in excess of $50,000.00;
          ii) revenues derived by the Employer from those persons or agencies set forth on Schedule "A" attached hereto or any revenues derived by the Employer from similar joint venture or revenue processing agreements which the Employer may enter into either before or after the Commencement Date;
          iii) life insurance revenues; iv) interest income; or v) finance charges;
     d) "Contingency Revenue" means those commissions generated by the Vista Division and paid to the Employer by insurance companies based upon the volume, growth and or profitability of insurance business placed with such insurance companies by the Employer and from the Vista Division; and
     e) "Vista Division" means that business and those assets purchased by the Employer from DKWS Enterprises, Inc. and the Kabaker Family Trust of July 1998 pursuant to an Asset Purchase Agreement dated October 1st, 2003.

1.02 Unless otherwise indicated, all dollar amounts referred to in this Agreement or in the Schedules are in United States funds.

2.00 EMPLOYMENT

2.01 During the term of this Agreement, the Employee agrees to be employed by and to serve the Employer as the Chief Office Administrator of the Employer's Vista Division. The Employer agrees to employ and retain the Employee in such capacities and the Employee accepts and agrees to such employment, subject to the general supervision, advice and direction of the Employers's President and Board of Directors. The Employee shall perform such duties as are customarily performed by an Employee in a similar position and agrees to perform on behalf of the Employer all such reasonable duties as may from time to time be authorized and directed by the President (the "Services"). The Employee shall devote her full business time to the affairs of the Employer to perform the duties of his position.

3.00 REMUNERATION

3.01 Subject to the terms of paragraph 3.02, as compensation for the Services provided by the Employee under this Agreement, the Employer will pay the Employee a salary of $85,000 per year (the "Base Salary), payable in bi-monthly installments of $3,541.66 each on the 15th and last days of each month during the Term hereof. Upon termination of this Agreement, payments under this paragraph shall cease, provided, however, that the Employee shall be entitled to payments for periods or partial periods that occurred prior to the date of termination and for which the Employee has not yet been paid.

3.02 In the event that Owned Commission Revenue falls below $3,000,000 per annum during the Term hereof, then the amount of the Base Salary shall be reduced for the next 12 months by an amount equal to $1.00 of Base Salary for each $8.55 that the Owned Commission Revenue falls below $3,000,000.00 (the "Base Salary Adjustment"). For greater clarification, the Base Salary Adjustment cannot have the effect of increasing the Base Salary, the Base Salary Adjustment can only lower the Base Salary, and in no case will the Base Salary be greater than $85,000 nor lower than $61,000.00.

3.03 The remuneration provided in Section 3.00 herein shall be subject to payroll deductions for income tax and for any and all other employee deductions or remittances required by law and imposed upon the Employer to collect and remit to any level of government or regulatory authority.

3.04 Employer shall reimburse Employee for such "out-of-pocket" expenses as the Board of Directors determines, in its sole discretion, to be necessary to the performance of her duties to the Employer.

3.05 Employee shall be entitled to medical and dental insurance coverage and such additional benefits as Employer provides to its Employees, and on the terms provided to its employees.

4.00 TERM

4.01 This Agreement is deemed to have commenced on the Commencement Date. Unless otherwise terminated in accordance with the terms hereof, this Agreement is a contract for employment for a period of five (5) years beginning on the Commencement Date and ending on September 30, 2008 (the "Term"). Employer agrees to continue the Employee's employment, and the Employee agrees to remain employed by Employer, from the Commencement Date until the date when the Employee's employment terminates pursuant to the provisions of this Agreement.

5.00 DUTIES AND OBLIGATIONS OF THE EMPLOYEE

5.01 The Employee shall well and faithfully serve the Employer during the continuance of her employment and she shall devote substantially her whole time and attention to these duties and the provision of the Services and shall not directly or indirectly engage in or be concerned in or interested in any other business of any kind which may interfere, restrict or conflict with her duties hereunder or the provision by her of the Services.

5.02 The Employee shall use her best efforts to market, service, promote and sell the products and services of the Employer.

5.03 The Employee shall take all reasonable steps to promote the Employer's good name and goodwill and shall not, under any circumstances, take any steps or allow through inaction, the Employer's good name to be brought into disrepute.

5.04 The Employee shall continue to be bound by all of the Employer's policies in effect to date, or as amended from time to time with reasonable notice to the Employee.

5.05 Subject to the terms and conditions of this Agreement, all fees, compensation, money and other things of value received or realized as a result of the Employee's rendering of the Services, be they sales, supervisory, managerial or otherwise, and all income generated by the Employee shall belong to the Employer, whether paid directly to the Employee or to the Employer, if such income stems from the Business of the Employer.

5.06 Employee shall be based at the principal offices of Employer, located in Novato, California.

5.07 The Employee shall hold and maintain in good standing any and all such qualifications, professional designations, licenses and permits as may be required, necessary or desirable for the provision of the Services to the Employer and its Clients.

6.00 DUTIES AND OBLIGATIONS OF THE EMPLOYER

6.01 The Employer shall  remunerate the Employee in accordance with the terms of
     Article 3.00 hereof.

6.02 Subject to the terms and conditions governing the Employer, and all other applicable laws, regulations and rules of court, the Employer shall have the power to:
     a)   assign Clients to the Employee;
     b)   review all work and Services performed by the Employee;
     c)   modify or cancel such work;
     d)   require the Employee to revise such work;
     e)   determine the time and manner of performance of all work; and
     f) determine the standards of performance and, within reason, the necessary hours of work.

7.00 VACATION, HOLIDAYS AND SICK LEAVE

7.01 Employee shall accrue vacation on a monthly basis (at the rate of 1.667 days per month). Employee shall thereby be entitled to twenty (20) days of paid vacation for each year of employment. Employee is ineligible to accrue vacation benefits while Employee is absent without pay including, but not limited to, unpaid leaves of absence. The purpose of paid vacation is to provide time for recreation and relaxation. Employer encourages all of its employees to take accrued vacation each year. Accordingly, the maximum vacation time Employee will be permitted to accrue is twenty (20) days in addition to all normal scheduled holidays as are accustomed in the insurance and financial services industry. Once this cap on the accrual of vacation has been reached, no additional vacation will accrue until Employee has reduced the balance of her unused vacation time accrued to less than twenty (20) days. Thereafter, vacation will accrue on a prospective basis as long as Employee's total accrual remains under the cap. Employer reserves the right to compensate Employee for earned, unused vacation time at any time in its sole discretion.

7.02 All times for holidays shall be agreed to by both parties, acting reasonably and in a business and professional like manner.

7.03 Employee shall be entitled to holidays with pay during each calendar year consistent with the holiday schedule applicable to Employees of Employer generally.

7.04 Employee shall accrue sick/personal business leave on a monthly basis (at the rate of 1.667 days per month). Employee shall thereby be entitled to twenty 20) days of paid sick/personal business leave for each year of employment, after the first three (3) months of employment. Sick leave may not be accumulated from year to year and Employee will not be paid for accrued but unused sick/personal business leave upon employment termination. If Employee is unable to work for more than twenty (20) days because of sickness or total disability, Employee's unused vacation time may be applied to such absence. All requests for sick days and personal days off shall be made by Employee in accordance with Employer policies in effect from time to time.

8.00 EMPLOYMENT RELATIONSHIP

8.01 The Employee agrees that she is an employee of the Employer and shall not be deemed to be an independent contractor at any time.

8.02 There shall be no agency established in any form or manner.

8.03 The Employer is to have control of the manner, method and details of the performance of the Services provided by the Employee at all material times and, the Employee shall comply with all reasonable requests of the Employer with respect to the Services, the location of performance of the Services, and method of performance of the Services.

8.04 The Employee shall not, without the express written consent of the Employer, take any action that would bind the Employer to any agreement.

8.05 The Employee, at all times, and for the purposes of this Agreement, shall personally fulfil the performance of the Services, and shall not permit or allow any other person to fulfil such Services at any time, without the express consent of the Employer.

8.06 Any and all Clients found, solicited or discovered by the Employee and all information received by the Employee while providing the Services to the Employer as set out in this Agreement shall remain the property of the Employer.

8.07 The Employee shall, upon the request of the Employer and at any time, execute any form of confidentiality agreement then being used by the Employer.

8.08 Employee agrees to comply with all of the rules and regulations of Employer.

8.09 Nothing contained herein shall be construed to give the Employee an interest in the tangible or intangible assets of the Employer.

9.00 TERMINATION

9.01 In this  Section  9.00,  the  following  terms  shall  have  the  following meanings:
     a) "Termination Other Than For Cause" shall mean termination of the Employee's employment by the Employer other than in a termination made in accordance with the terms of paragraphs 9.02, 9.03 or 9.04;
     b) "Voluntary Termination" shall mean termination by action of Employee of Employee's employment by Employer; and
     c) A "Demotion" shall mean (i) any reduction of Employee's then current Base Salary other than in accordance with the terms of this Agreement;
          (ii) any material reduction in the package of benefits and incentives provided to Employee or any action by Employer which would materially and adversely affect Employee's participation or reduce Employee's benefits under any such plans, except to the extent that such benefits and incentives of all other officers of Employer are similarly reduced; (iii) any material diminution of Employee's duties, responsibilities, or authority; or (iv) any requirement that Employee relocate to a work site that would increase Employee's one-way commute distance to more than fifty (50) miles from Employee's principal residence. Notwithstanding the foregoing, any downsizing of the operations by the Employer or any reduction in personnel (except the Employee) in the Vista Division or otherwise shall not be deemed to be a Demotion.

9.02 The Employer and the Employee agree that the Employer shall and hereby does reserve the right to immediately terminate of the Employee for just cause. Just cause being at the sole discretion of the Employer, acting reasonably, and, includes, without restricting the generality of the foregoing, the Employee:
          a) being responsible for persistent willful breaches of the material terms of this Agreement;
          b) performing the Services in an unsatisfactory or unprofessional manner;
          c) conducting herself in such a manner that the retention of a Client is jeopardized, a Client, is lost, or the goodwill of the Employer is harmed in any way whatsoever;
          d) being convicted of a felony involving moral turpitude, persistent dishonesty or fraud,
          e)   failing or refusing to comply with the policies and standards and regulations from time to time established by the Employer;
          f)   committing fraud,  being dishonest or committing other misconduct in the performance of services rendered on behalf of the Employer; or
          g) habitually neglecting the performance of the duties which she is required to perform hereunder.

     9.03 This Agreement shall immediately terminate upon:
          a)   death of the Employee;
          b)   the Employee becoming insolvent or being adjudged bankrupt;
          c) the failure of Employee to become bonded or continue to remain bonded during the term of this Agreement;
          d) the Employee being elected to hold office or accepting employment which by operation of law places restrictions or limitations upon her continued performance of the Services; or
          e) the Employee becoming, without having obtained the Employer's consent, a shareholder, an officer, director, agent or employee of another Employer in a related business to that of the Employer;
          f) the failure of Employee to hold and maintain in good standing any and all licences, permits, professional designations or qualifications necessary or required by the Employee in order to provide the Services hereunder;
          g) the Employee becoming permanently disabled and no longer able to perform the essential functions of her position with reasonable accommodation by Employer. It being acknowledged that the Employer shall not be required to provide any accommodation that would produce an undue hardship on the operation of the Employer's business; or
          h)   the end of the Term hereof.

9.04 This Agreement shall immediately terminate (i) if there should be a default by the Employer pursuant to the terms of the Debt Agreements; and (ii) KFT exercises its rights under the Debt Agreements.

9.05 If this Agreement is terminated in accordance with paragraphs 9.02, 9.03 or 9.04, then the Employee shall be paid any accrued salary, any vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plan of Employer in which Employee is a participant to the full extent of Employee's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Employee in connection with her duties hereunder, all to the date of termination, but Employee shall not be paid any other compensation or reimbursement of any kind, including without limitation, severance compensation.

9.06 Notwithstanding anything else in this Agreement, Employer may effect a Termination Other Than For Cause at any time upon giving sixty (60) days written notice to Employee of such termination. Upon any Termination Other Than For Cause, Employee shall be paid any accrued salary, any bonus compensation to the extent earned, any deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of Employer in which Employee is a participant to the full extent of Employee's rights under such plans, any accrued vacation pay, any appropriate business expenses incurred by Employee in connection with her duties hereunder, all to the date of termination, and any severance compensation provided in paragraph 9.08, but no other compensation or reimbursement of any kind.

9.07 Employee may effect a Voluntary  Termination  at any time upon giving sixty
     (60) days notice to Employer. In the event of a Voluntary Termination, Employer shall pay any accrued salary, any bonus compensation to the extent earned, any vested deferred compensation (other than pension plan or profit sharing plan benefits which will be paid in accordance with the applicable plan), any benefits under any plans of Employer in which Employee is a participant to the full extent of Employee's rights under such plans, any accrued vacation pay and any appropriate business expenses incurred by Employee in connection with her duties hereunder, all to the date of termination, but no other compensation or reimbursement of any kind, including without limitation, severance compensation.

9.08 In the event of (i) the termination of the Employee's employment by Employer other than a termination made in accordance with paragraphs 9.02,
     9.03 or 9.04; or (ii) a Demotion, then in each such case Employee shall be paid as severance compensation an amount equal to the total Base Salary that would be required to be paid to the Employee from the date of termination through the end of the Term hereof, absent any termination of Employee's employment, based on Employee's then-applicable annual Base Salary, in addition to and not in lieu of commissions or other benefits to which Employee may be entitled.

9.09 Upon termination of this Agreement, Employee shall deliver all property (including keys, records, notes, lists, data, memoranda, models, and equipment) that is in Employee's possession or under the Employee's control that is Employer's property or related to Employer's business.

10.00 INDEMNITY

10.01Employer hereby agrees to hold harmless and indemnify Employee to the full extent authorized or permitted by law, as such may be amended from time to time, and by the Bylaws of Employer, as such may be amended.


11.00 MISCELLANEOUS

11.01This Agreement contains the entire agreement of the parties and there are no other promises or conditions in any other agreement whether oral or written. This Agreement supersedes any prior written or oral agreements between the parties. This Agreement may be modified or amended, only if the amendment is made in writing and is signed by both parties. This agreement cannot be altered in any way by any oral statement(s) made to Employee. It is further understood, however, that Employer's policies, procedures and rules may be amended or changed at any time by Employer.

11.02This Agreement and the rights and obligations hereunder shall be governed by and construed in accordance with the laws of the State of California.

11.03No provision of this agreement shall be deemed to be waived unless a waiver is in writing. Any waiver of any default committed by any of the parties hereto in the observance or performance of any part of this agreement shall not extend to or be taken in any manner to effect any other default.

11.04The parties hereto, and each of them, covenant and agree that each of them shall and will, upon reasonable request of the other party, make, do, execute or cause to be made, done or executed, all such further and other lawful acts, deeds, things, devices and assurances whatsoever for the better or more perfect and absolute performance of the terms and conditions of this agreement.

11.05In this  agreement  words  importing the singular  shall include the plural and words importing the masculine shall include the feminine or neuter, or vice versa, as the context, or the number of or gender of the parties, from time to time so requires. Words importing persons shall include corporations, companies, partnerships, syndicates, trusts and any number or aggregate of persons.

11.06The headings of the clauses contained in this agreement have been inserted for convenience of reference only and shall not affect the interpretation of this agreement.

11.07If any provision(s) of this Agreement shall be held to be invalid or unenforceable for any reason, the remaining provisions shall continue to be valid and enforceable. If a court finds that any provision(s) of this Agreement is invalid or unenforceable, but that by limiting such provision it would become valid or enforceable, then such provision shall be deemed to be written, construed, and enforced as so limited.

11.08This agreement and its terms shall not be assigned by the Employee to any other person, firm, corporation, or entity.

11.09All  notices,   requests,   demands,  elections  and  other  communications
     hereunder shall be in writing and shall be deemed to have been duly given only if delivered:
     TO:               THE EMPLOYER
                       355, 10333 Southport Road, SW
                       Calgary, Alberta, T2W 3X6
                       Attn: Primo Podorieszach
     TO:               THE EMPLOYEE
                       25 Wali Trail
                       Novato, California, 94947
     Either party may change its address for the notice by a notice given as herein provided. A notice which is mailed will be considered as having been given at such time as it would in the ordinary course of mail be received by the party to which it is directed.

11.10This agreement may be executed in any number of counterparts by any one or more of the parties. Each executed counterpart shall be deemed to be an original and such counterpart shall together constitute one and the same agreement.


IN WITNESS WHEREOF the parties hereto have hereunto affixed their respective signatures and this agreement is delivered all as of the date first above written.

Per: /s/ P. Podorieszach
     ------------------------


/s/ [illegible]                             /s/ Theolyn Kabaker
----------------------------------          -----------------------------
Witness                                     THEOLYN KABAKER

SCHEDULE "A"


The firms or individuals that represent Joint Venture business are as follows (including year to date revenues as of September 30, 2003):


1.   Wade Hansen, Novato, California;
2.   Sullivan Company, Greenville, South Carolina;
3.   Philip Lehman Company, New Jersey & New York;
4.   Malone & McCulley, Torrance, CA; and
5.   Boyer Insurance Services, West Los Angeles, CA.

                                  SCHEDULE "H"

                             PERMITTED ENCUMBRANCES

Those UCC filings as listed below:


File Number                 File Date               Secured Party
-----------                 ---------               -------------
9907860785                  03/11/99                Liberty Leasing Company

01121C0373                  04/25/01                Wells Fargo Bank MN, NA

0026960362                  09/18/00                Discovery Office Systems

0031360790                  10/30/00                Premier Capital Group Inc.

0110860370                  04/10/01                Premier Capital Group Inc.

0226360465                  09/20/02                Premier Capital Group Inc.

                                  SCHEDULE "I"

                   TAX RETURNS AND OTHER TAX MATTERS OF VENDOR

                                  SCHEDULE "J"

                  VOLUME REPORTS AND SUMMARY PRODUCTION REPORTS

                                  SCHEDULE "K"

                               VENDOR'S INSURANCE


1. Business Package including (i) Commercial General Liability; (ii) Business Personal Property; (iii) EDP; (iv) Crime; (v) Hired and Non-Owned Auto Liability; and Umbrella. The total limits inclusive of Primary and Excess are $6,000,000.00 (except Crime which is $500,000.00) Coverage includes Employee Benefits Liability. St. Paul Insurance provides the coverage;
2. Statutory Workers Compensation and Employers Liability at $1,000,000.00 in coverage supplied by St. Paul Insurance;
3. Employment Practices Liability at $1,000,000.00 in coverage supplied by Markel Insurance Company; and
4.   Professional  Liability at  $5000,000.00  in coverage  supplied by Firemans
     Fund.

                                  SCHEDULE "L"

                                ESCROW AGREEMENT





                                ESCROW AGREEMENT

THIS ESCROW AGREEMENT ("Agreement") is made as of the ____ day of October, 2003.

BETWEEN:

                      ADDISON YORK INSURANCE BROKERS, LTD.
               a body corporate incorporated pursuant to the laws
                            of the State of Delaware,
                   (hereinafter referred to as the "Addison")

                                       and

                             DKWS ENTERPRISES, INC.
                          a body corporate incorporated
                 pursuant to the laws of the State of California
                       (hereinafter referred to as "DKWS")

                                       and

                        KABAKER FAMILY TRUST OF JULY 1998
         a trust formed pursuant to the laws of the State of California,
                    (hereinafter referred to as the "Trust")

                                       and

                      DEMIANTSCHUK MILLEY BURKE & HOFFINGER
                      a partnership formed pursuant to the
                         Laws of the Province of Alberta
                              (the "Escrow Agent")

WHEREAS Addison, DKWS, the Trust, John W. Kabaker and Theolyn Kabaker have made, executed and delivered an Asset Purchase Agreement dated effective as of the 1st day October, 2003 (the "APA"), a copy of which has been delivered to the Escrow Agent for reference purposes.

AND WHEREAS the terms of the Asset Purchase Agreement provide that on the Closing Date, among other things, Addison shall deliver to the Escrow Agent: 1) a Promissory Note in accordance with Schedule "O" of the APA; and 2) a Final
Note in accordance Schedule "Q" of the APA.

AND WHEREAS Addison, DKWS and the Trust have made, executed and delivered an Agency Agreement dated effective as of the1st day October, 2003 (the "Agency Agreement"), a copy of which has been delivered to the Escrow Agent for reference purposes.

AND WHEREAS the terms of the Agency Agreement provide that on the Closing Date, among other things, the Trust shall deliver to the Escrow Agent a fully completed and executed Securities Pledge Agreement along with share certificates fully endorsed for transfer all in accordance with Schedule "D" of the Agency Agreement.

NOW,  THEREFORE,  in  consideration  of  the  mutual  promises,   covenants  and
agreements contained herein and in the Asset Purchase Agreement, the parties hereto agree as follows:

1.00 Interpretation
-------------------

1.01 Any word, term or phrase that is defined in the APA and not otherwise defined herein shall, when used as a defined term in this Agreement, have the same meaning that each respectively has when used as a defined term in the APA.

2.00 Appointment of the Escrow Agent.
-------------------------------------

2.01 Addison, DKWS and the Trust hereby constitute and appoint the Escrow Agent as, and the Escrow Agent hereby agrees to assume and perform the duties of, the Escrow Agent under and pursuant to this Agreement. The Escrow Agent also acknowledges receipt of an executed copy of the APA, the Agency Agreement and the Securities Pledge Agreement.

3.00 Delivery of Documents to the Escrow Agent
----------------------------------------------

3.01 The Escrow Agent acknowledges that Addison has delivered the following items to the Escrow Agent:
     a) a properly completed and duly executed Promissory Note in accordance with the terms of the APA and in the same form as is set forth in Schedule "O" of the APA; and
     b) a properly completed (save as is expressly otherwise set forth herein) and duly executed Final Note in accordance with the terms of the APA and in the same form as is set forth in Schedule "Q" of the APA.

3.02 The Escrow Agent acknowledges that the Trust has delivered the following items to the Escrow Agent:
     a) a duly executed Securities Pledge Agreement in accordance with the terms of the Agency Agreement and in the same form as is set forth in Schedule "D" of the Agency Agreement; and
     b) those share certificates fully endorsed for transfer as more particularly described in Schedule "A" of the Securities Pledge Agreement.

3.03 The Escrow Agent acknowledges that DKWS has delivered to it a duly executed Directors Resolution in the same form as is set forth in Schedule "C" of the Agency Agreement.

4.00 Escrow Agent's Obligations In Respect of the Promissory Note and the Final Note
--------------------------------------------------------------------------------

4.01 The Escrow Agent shall hold and deal with the Promissory Note in accordance with the following terms::

     (a) within 5 days after the amount of the First Adjustment has been determined (in accordance with the terms of paragraph 3.04(a) of the
          APA) and communicated to the Escrow Agent the Escrow Agent shall proceed as follows:
          (i) if after the First Adjustment is determined, there is no reduction in the Purchase Price, then there shall be no changes made to the Promissory Note by the Escrow Agent; and
          (ii) if after the First Adjustment is determined, there is a reduction in the Purchase Price, then the Escrow Agent shall amend the Promissory Note by reducing the Principal Amount (and, after taking into account any and all sums paid to the Trust pursuant to the Promissory Note up to and including the date of the First Adjustment, any amortization schedules related thereto) by the amount of the First Adjustment; and
     (b) within 5 days after the amount of the Second Adjustment has been determined (in accordance with the terms of paragraph 3.04(e) of the
          APA) and communicated to the Escrow Agent the Escrow Agent shall proceed as follows:
          (i) if after the Second Adjustment is determined, there is no reduction in the Purchase Price, then there shall be no changes made to the Promissory Note by the Escrow Agent and the Escrow Agent shall deliver the Promissory Note to the Trust;
          (ii) if after the Second Adjustment is determined, there is a reduction in the Purchase Price, then the Escrow Agent shall amend the Promissory Note by reducing the Principal Amount (and, after taking into account any and all sums paid to the Trust pursuant to the Promissory Note up to and including the date of the Second Adjustment, any amortization schedules related thereto) by the amount of the Second Adjustment as determined in accordance with paragraph 3.04(e) and once done shall deliver the amended Promissory Note to the Trust; or
     (c) if there has been a default in the payment or performance of the Promissory Note (the "Default") prior to the date of delivery thereof to the Trust (in accordance with the terms of paragraph 4.01(b)(ii) hereof) and the Trust has delivered a written notice of the Default to the Escrow Agent, then the Escrow Agent shall, subject to the terms of paragraph 4.05 hereof, deliver the Promissory Note to the Trust.

4.02 The Escrow Agent shall make the First Adjustment and the Second Adjustment to the Promissory Note pursuant to or in accordance with: (i) a written authorization signed by Addison and the Trust delivered to the Escrow Agent, which authorization shall set forth the amount of the First Adjustment or the Second Adjustment, as the case may be; or (ii) if no written authorization is received, a certified copy of a final judgment of a court of competent jurisdiction, provided, however, that a certified copy of a final judgment shall serve as a valid determination only if the time for appeal has expired and no appeal has been perfected or all appeals have been exhausted or no further right of appeal exists.

4.03 The Escrow Agent shall hold and deal with the Final Note in accordance with the following terms: within 5 days after the amount of the Remaining Balance of the Purchase Price has been determined (in accordance with the terms of paragraph 3.05(b) of the APA) and communicated to the Escrow Agent the Escrow Agent shall complete the Final Note by filling in the principal amount thereof with such number as is equal to the Remaining Balance of the Purchase Price and shall attach the appropriate amortization schedule thereto (calculated in accordance with the terms of the Final Note and once done, the Escrow Agent shall then deliver the Final Note to the Trust.

4.04 The Escrow Agent shall insert the Remaining Balance of the Purchase Price as the principal amount of the Final Note pursuant to or in accordance with: (i) a written authorization signed by Addison and the Trust delivered to the Escrow Agent, which authorization shall set forth the amount of the Remaining Balance of the Purchase Price; or (ii) if no written authorization is received, a certified copy of a final judgment of a court of competent jurisdiction, provided, however, that a certified copy of a final judgment shall serve as a valid determination only if the time for appeal has expired and no appeal has been perfected or all appeals have been exhausted or no further right of appeal exists.

4.05 If there has been a Default of the Promissory Note, then the Escrow Agent shall deliver the Promissory Note to the Trust in accordance with: (i) a written authorization signed by the Trust delivered to the Escrow Agent, which authorization shall set forth that there has been a Default in the Promissory Note and the nature or amount of the Default; or (ii) if Addison is disputing the Default and has notified the Escrow Agent in writing that it has or intends to submit the dispute to a court of competent jurisdiction, a certified copy of a final judgment of a court of competent jurisdiction, provided, however, that a certified copy of a final judgment shall serve as a valid determination only if the time for appeal has expired and no appeal has been perfected or all appeals have been exhausted or no further right of appeal exists.

5.00 Escrow Agent's Obligations In Respect of the Securities Pledge Agreement and the Directors Resolution
--------------------------------------------------------------------------------

5.01 The Escrow Agent shall hold and deal with the Securities Pledge Agreement (along with any share certificates delivered therewith) and the Directors Resolution in accordance with the following terms:
     (a) if Addison notifies the Escrow Agent that DKWS is in default of the performance of its obligations as set forth in the Agency Agreement (the "Default") and demands in writing that the Securities Pledge Agreement and Directors Resolution be released to it, then, subject to the terms of paragraph 5.02 hereof, the Escrow Agent shall forthwith deliver the Securities Pledge Agreement and the Directors Resolution to Addison, and once delivered, the Escrow Agent shall be released from any and all obligations concerning the Securities Pledge Agreement and the Directors Resolution; or
     (b) upon the termination of the Agency Agreement (in accordance with the terms thereof) and if no notice of default has been received by the Escrow Agent from Addison in accordance with the terms of paragraph 5.01(a), then the Escrow Agent shall deliver the Securities Pledge Agreement and the Directors Resolution to the Trust and DKWS (as the case may be) and once delivered, the Escrow Agent shall be released from any and all obligations concerning the Securities Pledge Agreement and the Directors Resolution.

5.02 If there has been a Default of the Agency Agreement, then the Escrow Agent shall deliver the Securities Pledge Agreement and the Directors Resolution to Addison in accordance with: (i) a written authorization signed by the Addison delivered to the Escrow Agent, which authorization shall set forth that there has been a Default in the Agency Agreement and the nature or amount of the Default; or (ii) if DKWS is disputing the Default and has notified the Escrow Agent in writing that it has or intends to submit the dispute to a court of competent jurisdiction, a certified copy of a final judgment of a court of competent jurisdiction, provided, however, that a certified copy of a final judgment shall serve as a valid determination only if the time for appeal has expired and no appeal has been perfected or all appeals have been exhausted or no further right of appeal exists.

6.00 Fees and Expenses.
-----------------------

6.01 The Escrow Agent shall be entitled to fees for its services under this Escrow Agreement and to reimbursement for all reasonable costs, charges and expenses (including reasonable attorney fees) incurred by it in connection therewith. Addison shall be responsible for the payment of such fees, costs, charges and expenses as and when incurred.

7.00 Limitations on Duties and Liabilities of the Escrow Agent.
---------------------------------------------------------------

7.01 Unless otherwise expressly provided in this Agreement, the Escrow Agent shall:
     a) not be held liable for any action taken or omitted under this Agreement so long as it shall have acted in good faith and without negligence;
     b) have no responsibility to inquire into or determine the genuineness, authenticity, or sufficiency of any securities, checks, or other documents or instruments submitted to it in connection with its duties under and pursuant to this Agreement; and
     c) be entitled to deem (unless it has actual knowledge to the contrary) the signatories of any documents or instruments submitted to it pursuant to this Agreement as being those purported to be authorized to sign such documents or instruments on behalf of the parties to this Agreement and shall be entitled to rely (unless it has actual knowledge to the contrary) upon the genuineness of the signatures of such signatories without inquiry and without requiring substantiating evidence of any kind.

8.00 Resignation and Removal of the Escrow Agent.
-------------------------------------------------

8.01 The Escrow Agent may resign as such thirty (30) days following the giving of prior written notice thereof to Addison, DKWS and the Trust. Similarly, the Escrow Agent may be removed and replaced following the giving of thirty
     (30) days' prior written notice to the Escrow Agent by Addison, DKWS and the Trust. Notwithstanding the foregoing, no such resignation or removal shall be effective until a successor Escrow Agent has acknowledged its appointment as such as provided in paragraph 8.03 below. In either event, upon the effective date of such resignation or removal, the Escrow Agent shall deliver the items delivered to the Escrow Agent in accordance with the terms of Article 3.00 hereof to (the "Property") a successor Escrow Agent appointed by Addison, DKWS and the Trust as evidenced by a written notice executed by Addison, DKWS and the Trust and filed with the Escrow Agent.

8.02 If Addison, DKWS and the Trust are unable to agree upon a successor Escrow Agent, or shall have failed to appoint a successor Escrow Agent prior to the expiration of thirty (30) days following the date of the notice of such resignation or removal, the then acting Escrow Agent may petition any court of competent jurisdiction for the appointment of a successor Escrow Agent, or other appropriate relief, and any such resulting appointment shall be binding upon all of the parties to this Agreement.

8.03 Upon acknowledgment by any successor Escrow Agent appointed in accordance with the foregoing provisions of this Section 8.00 of the receipt of the Property, the then acting Escrow Agent shall be fully released and relieved of all duties, responsibilities, and obligations under this Agreement.

9.00 Indemnification of the Escrow Agent.
-----------------------------------------

9.01 Addison, DKWS and the Trust, or their respective successors and assigns, jointly and severally agree to indemnify and save and hold harmless the Escrow Agent and its successors and assigns of, from and against all losses, costs and expenses that the Escrow Agent shall sustain or incur as a result of the Escrow Agent's involvement as a party thereto in any litigation commenced prior to the termination of this Agreement, arising from the performance by the Escrow Agent of its duties and responsibilities under and pursuant to this Agreement that is not attributable in any manner, or to any extent, to any action taken, or omitted, by the Escrow Agent in connection with this Agreement in respect of which the Escrow Agent shall have been adjudged to have been negligent.

10.00 Termination of Escrow Fund.
---------------------------------

10.01 This Agreement (other than Sections 6.00 and 9.00) shall automatically terminate when all of the Property held by the Escrow Agent shall have been distributed, or otherwise disposed of, at any time while this Agreement remains in effect by the Escrow Agent in accordance with the terms of this Agreement.

11.00 Notices.
--------------

11.01 Any notice or other communication required or permitted hereunder shall be in writing and shall be considered delivered in all respects when it has been delivered by hand or overnight courier, by acknowledged facsimile transmission followed by the original mailed by certified mail, return receipt requested, or three (3) days after it is mailed by certified mail, return receipt requested, first class postage prepaid, addressed as follows:
TO ADDISON:                           Attn: Primo Podorieszach
                                      355, 10333 Southport Road, SW
                                      Calgary, Alberta, T2W 3X6
                                      Fax: (250) 376-1782
TO DKWS and Trust                     25 Wali Trail
                                      Novato, California, 94947
                                      Attn: John W. Kabaker
TO THE ESCROW AGENT:                  Demiantschuk Milley Burke & Hoffinger
                                      1200, 1015 - 4th Street, SW
                                      Calgary, Alberta, T2R 1J4
                                      Attn: Thomas Milley
                                      Fax: (403) 263-8529
     or such other addresses as shall be similarly furnished in writing by such party.

12.00 Continuance of Agreement.
-------------------------------

12.01 This Agreement shall be binding upon the parties hereto and their respective successors and assigns.

13.00 Applicable Law.
---------------------

13.01 This Agreement shall be governed by and construed under and in accordance with the laws of the Province of Alberta and the parties hereto agree to attorn and submit all disputes arising hereunder to the jurisdiction of the Court of Queen's Bench of Alberta. .

14.00 Counterparts.
-------------------

14.01 This Agreement may be exercised in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement. Each of the parties to this Agreement agrees that a signature affixed to a counterpart of this Agreement and delivered by facsimile by any person is intended to be its, his or her signature and shall be valid, binding and enforceable against such person.


IN WITNESS WHEREOF, the parties hereto has executed this Agreement as of the date and year first above written.

ADDISON YORK INSURANCE BROKERS LTD.


Per: /s/ P. Podorieszach
     ------------------------



DKWS ENTERPRISES, INC.


Per:  /s/ John W. Kabaker
     ------------------------


KABAKER FAMILY TRUST OF JULY 1998


Per:  /s/ John W. Kabaker
     ------------------------
     John W. Kabaker (trustee)

Per:  /s/ Theolyn Kabaker
     ------------------------
     Theolyn Kabaker (trustee)


DEMIANTSCHUK MILLEY BURKE & HOFFINGER


Per: /s/ Thomas Milley
     ------------------------
     Thomas Milley

                                  SCHEDULE "M"

                             JOINT VENTURE AGENCIES

                                  SCHEDULE "N"

        VENDOR'S EXISTING CARRIER APPOINTMENTS WITH A B+ OR HIGHER RATING

                                  SCHEDULE "O"

                                 PROMISSORY NOTE



                                 PROMISSORY NOTE
                                 ---------------


FOR VALUE RECEIVED the undersigned Promissor, ADDISON YORK INSURANCE BROKERS, LTD., a Delaware corporation, promises to pay to the KABAKER FAMILY TRUST OF JULY 1998 ("KFT"), the sum of THREE MILLION FIVE HUNDRED FIFTEEN THOUSAND ($3,515,000.00) DOLLARS (hereinafter called the "Principal Amount") together with interest thereon at the rate of SEVEN (7%) PERCENT interest per annum, calculated and compounded annually, not in advance, both before and after maturity. Subject to the terms hereof, the Principal Amount along with the accrued interest thereon as aforesaid shall be repaid in monthly installments (the "Installments") in accordance with the amortization schedule attached as Schedule "A" hereto and forming a part hereof (the "Amortization Schedule") beginning on the 31st day of October, 2003, to and until the 30th day of September, 2013 (the "Maturity Date") when all amounts outstanding shall become due and payable.

KFT acknowledges and agrees that, the Principal Amount is subject to Adjustment as is more particularly set forth in Article 3.00 of the Asset Purchase Agreement dated effective the 1st day of October, 2003, and made between the Promissor, DKWS Enterprises, Inc. ("DKWS"), John W. Kabaker, Theolyn Kabaker and KFT.

KFT acknowledges and agrees that any charge against the assets of the Promissor which may be created by this instrument is subject to the terms of a Subordination Agreement dated effective the 1st day of October, 2003 and made between the Promissor, DKWS and KFT and is, inter alia, subordinate to all present and future Senior Debt (as defined in the Subordination Agreement) of the Promissor.

KFT acknowledges and agrees that the Promissor may discontinue making Installments in accordance with the Amortization Schedule or at all if the paying of an Installment or Installments would at any time, or from time to time, cause the monthly consolidated cash balance (excluding any monthly consolidated trust account balances) of Anthony Clark International Insurance Brokers Ltd. ("Anthony Clark"), the parent company of the Promissor, to fall below the sum of $500,000.00 after the servicing of all Senior Debt of the Promissor and Anthony Clark. In addition, KFT acknowledges that: (i) it is the sole shareholder of DKWS; (ii) the Promissor has provided a loan to DKWS in the principal amount of $150,000.00 (the "Loan"), which Loan is evidenced by a promissory note dated October 10, 2003 (the "Note"); and (iii) the Loan was used by DKWS to reduce the trust account deficiencies of DKWS. In accordance with the foregoing, KFT acknowledges and agrees that: (i) so long as the Installments to be made hereunder are current to within 365 days of the payments to be made in accordance with the Amortization Schedule, then there shall be no default under this instrument and (ii) when determining whether or not the Instalments to be made hereunder are current to within 365 days of the payments to be made in accordance with the Amortization Schedule, any and all amounts owing to the Promissor pursuant to the Note shall be taken into account.

KFT acknowledges and agrees that, at the option of the Promissor, the Principal Amount (or any part thereof) along with all accrued interest thereon are repayable without notice or bonus at any time prior to the Maturity Date. The Promissor waives presentment for payment, notice of protest, demand for payment and notice of non-payment.


DATED at the City of Calgary, in the Province of Alberta this 1st day of October, 2003.

ADDISON YORK INSURANCE BROKERS, LTD.


Per:  ________________________________

                                  SCHEDULE "P"

                                AGENCY AGREEMENT



THIS AGENCY AGREEMENT IS MADE EFFECTIVE THE 1st DAY OF October, 2003

BETWEEN:

                       ADDISON YORK INSURANCE BROKERS LTD.
                  a body corporate incorporated pursuant to the
                          laws of the State of Delaware
                       (hereinafter referred to as "AYI")

                                     - and -

                             DKWS ENTERPRISES, INC.
                       (hereinafter referred to as "DKWS")

                                     - and -

                       KABAKER FAMILY TRUST OF JULY 1998 a
                trust formed pursuant to the laws of the State of
                                   California,
                    (hereinafter referred to as the "Trust")


WHEREAS AYI, DKWS, John W. Kabaker, Theolyn Kabaker and the Trust have made, executed and delivered a certain Asset Purchase Agreement dated as of October 1, 2003 (the "APA").

AND WHEREAS as at the date of the APA, AYI may not have obtained all of the necessary regulatory approvals to operate as an insurance broker or agent in the State of California and AYI has not obtained all of the Carrier Appointments from those carriers listed in Schedule "N" of the APA.

AND WHEREAS pursuant to the terms of the APA, DKWS has agreed to enter into this Agency Agreement in order to allow AYI to process its clients insurance policies through DKWS, whereby AYI shall receive all revenues therefrom and shall pay all of DKWS's reasonable out of pocket expenses and costs associated therewith in accordance with the terms hereof.

AND WHEREAS the Trust has agreed to enter into this Agency Agreement and the Securities Pledge Agreement (attached as Schedule "D" hereto) as additional security for the performance of DKWS's obligations to AYI under the Agency Agreement.

NOW,  THEREFORE,  in  consideration  of  the  mutual  promises,   covenants  and
agreements contained herein and in the APA, the parties hereto agree as follows:

1.00 DEFINITIONS

1.01 Any word, term or phrase that is defined in the APA and not otherwise defined herein shall, when used as a defined term in this Agreement, have the same meaning that each respectively has when used as a defined term in the APA.

1.02 The following are the Schedules which are to be attached to and are incorporated into this Agreement by reference and are deemed to be a part hereof:
     a)   Schedule "A" Budget;
     b)   Schedule "B" Bank Accounts;
     c)   Schedule "C" Director's Resolution;
     d)   Schedule "D" Securities Pledge Agreement;
     e)   Schedule "E" Employees; and
     f)   Schedule "F" Real Property Leases

2.00 WARRANTIES AS TO LICENCE

2.01 DKWS for the benefit of AYI represents, warrants and covenants that:
     a) DKWS holds all the licenses and permits required for an agent and an agency in the State of California and in each and every other State of the United States of America including the District of Columbia;
     b) the employees of DKWS hold all applicable licenses and permits required for the performance of their duties as insurance brokers or otherwise;
     c) DKWS and its employees will maintain in good standing throughout the Term of this Agreement, all the licenses and permits referred to in paragraphs 2.01(a) and (b);
     d) DKWS will not knowingly or negligently do, or omit to do, anything that results in, or is likely to result in, the suspension or revocation of such licenses or permits, during the Term of this Agreement;
     e) DKWS shall maintain the appropriate trust accounts and account balances all in accordance with the laws, rules and regulations governing the operation of an insurance agency and brokerage in the State of California; and
     f) DKWS shall maintain in good standing its Carrier Appointment Contracts with those insurance carriers or wholesalers set forth on Schedule "N" of the APA and any other carrier or wholesaler appointments acquired during the Term hereof.

3.00 WORKING RELATIONSHIP OF DKWS AND AYI

3.01 Except as otherwise specifically authorized by AYI in writing, DKWS shall, for the sole and exclusive benefit of AYI and for the benefit of no other person(s) whatsoever, market, sell, distribute, place and write general, health and life insurance products to those persons set forth in the Client Files and to any and all other potential customers who may wish to purchase general, health and life insurance products.

3.02 Subject to the terms and conditions set forth herein and to AYI's prior approval of all new office space, if any, DKWS shall, during the Term of this Agreement, provide all necessary office space required for the administration and functioning of DKWS as an agent or broker and shall, as soon as possible and in any event prior to the termination of this agreement, use its best efforts to have the leases (the "Leases") identified on Schedule "F" attached hereto assigned to AYI. In order to secure the better performance of this agreement by DKWS, DKWS hereby grants AYI a security interest in the Leases. However, the last day of the term of any lease, oral or written, or any agreement therefor, now held or hereafter acquired by DKWS, shall be excepted from the security interest hereby granted, but DKWS shall stand possessed of such one day remaining, upon trust to assign and dispose of the same as AYI shall direct. If any such lease or agreement therefor contains a provision which provides in effect that such lease or agreement may not be assigned, sub-leased, charged or encumbered without the leave, license, consent or approval of the lessor, the application of the security interest created hereby to any such lease or agreement shall be conditional upon such leave, license, consent or approval having been obtained.

3.03 AYI shall, during the Term of this Agreement, and to the extent required to enable DKWS to function as an agent or broker, provide without charge to DKWS, the office equipment, required for the administration of functioning of DKWS as an agent or broker. AYI shall not be required to furnish the same for the conduct of any other business of DKWS than the business of an insurance agent or broker pursuant to the terms of this agreement.

3.04 Subject to the terms and conditions set forth herein and to AYI's prior approval of all staffing levels, salaries and benefits, DKWS shall, during the Term of this Agreement, provide all necessary insurance sales and brokerage, clerical and stenographic services, required for the administration and functioning of DKWS as an agent or broker.

3.05 DKWS shall assure that all files, computer records, and accounting records kept by DKWS and all other internal operating systems of DKWS are marked or designated to indicate which documents, matters and entries pertain to Client Files. DKWS shall maintain a software system that is capable of generating reports listing all of the Client Files and basic related information.

3.06 Upon the request of AYI, DKWS shall, in a timely fashion, provide to AYI any and all reports, financial statements, bank reconciliations, contracts, agreements, memorandums or other documents of any nature or kind whatsoever concerning the Business or Purchased Assets, including the monthly financial statements of the Business which shall be delivered to AYI within 15 days of the end of the month. In addition, DKWS shall permit AYI and its employees, agents, professional advisors, counsel and accountants or other representatives to have access to all of the books, accounts, records, agreements, contracts, documents, instruments and other data of DKWS (including, without limitation, all corporate, business and accounting records of DKWS) and DKWS shall furnish to AYI such financial and operating data, agreements, contracts, documents, instruments, and other materials and information with respect to DKWS or the Business and the Purchased Assets as AYI shall from time to time request.

3.07 AYI shall be responsible for the following reasonable and provable expenses of DKWS:

     a) all out of pocket expenses with respect to the operation of the Business;
     b) all of the costs and expenses incurred by DKWS in respect of those matters set forth in paragraph 3.02;
     c) all of the costs and expenses incurred by DKWS in respect of those matters set forth in paragraph 3.04;
     d) all required license fees and other required regulatory fees necessary to maintain DKWS's status as an insurance agency or brokerage under the laws of the State of California or under the rules of any professional or regulatory or licensing body having jurisdiction over the affairs of DKWS or an insurance agency or brokerage in general; and
     e) other reasonable and necessary operational expenses incurred in the normal day to day operation of the Business. All as set forth in the budget (the "Budget") attached as Schedule "A" hereto and forming a part hereof. DKWS warrants and agrees that it must obtain the written consent of AYI prior to making any capital expenditures in respect of the better operation of the Business or the servicing of the Client Files in excess of $5,000.00 for which it intends to hold AYI responsible for the payment thereof.

3.08 Notwithstanding the terms of paragraph 3.07, DKWS represents and warrants to AYI that DKWS receives at least $400,000.00 in annual commission revenues from Shamrock Materials Inc. et al ("Shamrock") and pays the sum of $24,000.00 per year ($2,000.00 per month) to Lee R. Ceccotti (the Chairman of Shamrock) in respect of those commission revenues. DKWS hereby agrees with AYI that if the Shamrock account is lost or if the commission revenues therefrom drop below the sum of $24,000.00 per annum, then DKWS shall be solely responsible for any and all payments to be made to Lee R. Ceccotti. For greater clarity, if the Shamrock account is lost or if the commission revenues therefrom drop below the sum of $24,000.00 per annum, then DKWS hereby agrees to indemnify and save harmless AYI for any costs or charges relating to any and all payments which may be owing by DKWS to Lee
     R. Ceccotti.

3.09 Notwithstanding the terms of paragraph 3.07, DKWS represents and warrants to AYI that it has entered into an employment agreement dated May 1, 2001 (the "EA"), with Jeffrey S. Rosentreter ("JR"). Pursuant to the terms set forth in paragraph 3 of the EA, DKWS has agreed, inter alia, to take out, carry and pay for key man insurance on JR (the "Policy"). DKWS hereby agrees with AYI that:
     a) DKWS shall be responsible for all tax payments or consequences flowing from the Policy and shall indemnify and save AYI harmless from such payments or consequences; and
     b) if JR should quit his employment with DKWS or if JR's employment with DKWS is terminated for just cause, then the premiums paid in respect of the Policy shall no longer form a part of the expenses to be paid by AYI pursuant to the terms hereof and DKWS shall indemnify and save AYI harmless from such payments or premiums.

3.10 DKWS represents and warrants to AYI that it will conduct its operations as an insurance agency or broker in accordance with the established norms and customs of the insurance industry and will operate the Business and service the Client Files as would a prudent operator handling such matters.

3.11 DKWS represents and warrants to AYI that it shall, process the revenues received by it and pay the expenses incurred from the Business and Client Files through its general and trust bank accounts as more fully described in Schedule "B" attached hereto and forming a part hereof (the "Accounts"). Subject to the normal and reasonable controls placed on such Accounts by the relevant banking institution, DKWS agrees that AYI shall have the right to impose its own controls over the Accounts, to designate the signing officers on the Accounts and to change the signing officers on the Account from time to time as AYI deems prudent and necessary. In order to give effect to the foregoing, DKWS further agrees to execute the directors resolution (the "Directors Resolution") attached as Schedule "C" hereto and forming a part hereof and deliver the same to the Escrow Agent.

3.11 The Trust hereby agrees to execute the Securities Pledge Agreement attached as Schedule "D" hereto and deliver the same to the Escrow Agent to be held by the Escrow Agent and dealt with by the Escrow Agent in accordance with the following terms:
     (a) if DKWS is in default of the performance of its obligations as set forth in this Agreement and AYI notifies the Escrow Agent of that default and demands in writing that the Securities Pledge Agreement and Directors Resolution be released to them, then the Escrow Agent shall forthwith deliver the Securities Pledge Agreement and the Directors Resolution to AYI, and once delivered, the Escrow Agent shall be released from any and all obligations concerning the Securities Pledge Agreement and the Directors Resolution; or
     (b) upon the termination of this Agreement and if no notice of default has been received by the Escrow Agent from AYI in accordance with the terms of sub-paragraph (a), then the Escrow Agent shall deliver the Securities Pledge Agreement and the Directors Resolution to the Trust and once delivered, the Escrow Agent shall be released from any and all obligations concerning the Securities Pledge Agreement and the Directors Resolution.


4.00 OWNERSHIP OF CLIENT FILES AND REVENUES THEREFROM

4.01 DKWS acknowledges and agrees that the Client Files and all associated tangible and intangible property, rights and choses in action associated therewith are and shall remain the sole and exclusive domain and personal property of AYI whether such files or documents therein or associated rights bear or include the name of DKWS or any other trade name or style of or associated with DKWS.

4.02 Subject to the interests of any joint venture agencies set forth in Schedule "M" of the APA and any new joint venture interests which may be agreed to by AYI after the date hereof, DKWS further acknowledges that any new client files or insurance business originated by DKWS or AYI or their personnel from and after the date hereof and all associated tangible and intangible property rights and choses in action shall be and will remain the sole and exclusive domain and personal property of AYI, whether such files or documents therein or associated rights bear or include the name of DKWS or any other trade name or style of or associated with DKWS and shall form part of the Client Files.

4.03 Any and all commissions, fees, interest income earned on the Accounts or otherwise, contingency fees or other revenues of any kind nature or description whatsoever received by DKWS in connection with any Client File or the Business shall be the sole and exclusive property of AYI (such commissions, fees, interest income, contingency fees or revenues of any kind nature or description whatsoever being referred to hereafter as the "Revenues".

4.05 DKWS shall, immediately upon the demand of AYI, pay to AYI any and all sums due and owing to AYI pursuant to the terms of this Agreement.

5.00 TERM OF AGREEMENT

5.01 This Agreement shall be terminated upon the occurrence of the earliest of the following events:
     a)   the date upon which AYI obtains:
          i) all of the necessary regulatory approvals to operate as an insurance broker or agent in the State of California;
          ii) all of the necessary regulatory approvals in respect of the Assignment of employees to AYI; and
          iii) all of the Carrier Appointments from those carriers listed in Schedule "P" of the APA (or such lesser number of Carrier Appointments which may be satisfactory to AYI in its sole and unfettered discretion); or
     b)   the 30th day of September, 2018; or
     c) the date that AYI delivers written notice to DKWS that it is terminating this Agreement; or
     d)   a default under the Promissory Note or the Final Note; (the "Term").

5.02 Immediately upon the termination of this Agreement (except in the event of a termination pursuant to paragraph 5.01(d)) DKWS hereby agrees to:
     a) assign all of its right title and interest in and to any and all employment agreements, non-competition agreements and confidentiality agreements which it may have with those employees set forth on Schedule "E" attached hereto and forming a part hereof and with any other employee not listed on Schedule "E" but who may be employed by DKWS at the time of termination of this Agreement. Notwithstanding the foregoing, AYI, in its sole and unfettered discretion, retains the right not to accept the assignment of any particular employee's agreement; and
     b) pay over to AYI any and all monies remaining in the Accounts which are or will become due and owing to AYI pursuant to the terms of this Agreement

5.03 It is further agreed by AYI and DKWS that after termination of this contract:

     a) AYI agrees to allow DKWS to retain copies from such files of those documents which by operation of law or in accordance with the regulatory requirements either of the insurance licensing agencies or of licensing or agency agreements with insurers, DKWS may be specifically obliged to retain; and
     b) DKWS further warrants that he will keep the files available and intact and in order for the Government and insurance industries prescribed time limits and that he will produce and make available all files, papers and information that he possesses, in order to assist AYI in any future query or disputes regarding the Client Files.


6.00     ERRORS AND OMISSIONS AND OTHER INSURANCE

6.01 During the Term hereof, DKWS represents and warrants that it shall place and will keep in effect and in good standing the following insurance coverages for the benefit of AYI:
          a)   an Errors & Omission  policy covering DKWS with such coverage and limits as shall be approved by AYI in its sole discretion;
          b)   proper and adequate coverage with respect to the Client Files and
               Fixed Assets of AYI with such coverage and limits as shall be approved by AYI in its sole discretion;
          c) proper and adequate coverage with respect to the Business, the Premises and the operations of an insurance agency thereon with such coverage and limits as shall be approved by AYI in its sole discretion; and
          d) any other forms of insurance which AYI may require from time to time in its sole discretion with such coverage and limits as shall be approved by AYI.

6.02 AYI shall be responsible for the payment of all costs and expenses related to the placement of the insurance matters set forth in paragraph 6.01

6.03 If after the date hereof and until the termination hereof, there is an errors or omissions ("E&O") claim made against DKWS in respect of the Client Files, then AYI shall pay all costs up to the deductible portion on DKWS's E&O policy, including any reasonable legal expenses incurred thereon.

6.04 DKWS shall notify AYI immediately of any possible claim or occurrence that could cause an E&O claim against DKWS.

6.05 Upon the termination of this Agreement (except in the event of a termination pursuant to paragraph 5.01(d)) AYI hereby agrees to purchase, at its cost and expense, `tail' or `extended reporting coverage' for a five year period from an insurance carrier acceptable to DKWS in an amount equal to the level of coverage maintained during the Term hereof in accordance with paragraph 6.01.

7.00 GENERAL

7.01 Notices to be given under this Agreement shall be given in writing to the Parties at the following respective addresses, namely:

     TO:               Addison York Insurance Brokers, Ltd.
                       355, 10333 Southport Road, SW
                       Calgary, Alberta, T2W 3X6
                       Attn: Primo Podorieszach
     TO:               DKWS Enterprises, Inc.
                       25 Wali Trail
                       Novato, California, 94947
                       Attn: John W. Kabaker
     TO:               Kabaker Family Trust Of July 1998
                       25 Wali Trail
                       Novato, California, 94947
                       Attn: John W. Kabaker
     or to such address as any Party may for itself stipulate by written notice in accordance with this paragraph 7.01, and any notice so sent by single, or double registered mail shall be deemed received on the seventh (7) day following such posting unless the contrary be proved, the burden of such proof being that of the person whose receipt of such notice in question.

7.02 This agreement shall be governed by, and be construed in accordance with, the laws of the State of California. In addition, the parties hereto waive trail by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Marin County, State of California.

7.03 The Recitals herein form part of this Agreement in as full and effective a manner as if incorporated herein as numbered clauses.

7.04 Should any clause or other portion of this Agreement be declared illegal, void, invalid, or inoperative by any competent Court, then this Agreement shall be read as if such impugned clause or portion had never been included in the Agreement, and so as to give the Agreement as full and forceful a reading as possible consistent with the deletion of such impugned clause or portion.

7.05 In this Agreement, the masculine shall include the feminine and vice versa, the personal the impersonal and vice versa, the individual the corporate and vice versa, and the singular the plural and vice versa, all as the context may require.

7.06 No purported amendment to, variation of, or departure from or indulgence of any term of, this Agreement shall be of any force or effect whatever unless and until evidence in writing and that writing executed by all the Parties hereto in the same fashion as the execution hereof.

7.07 This Agreement may not be assigned by DKWS or the Trust without the prior written consent of AYI, which consent may be unreasonably withheld.

7.08 Each Party agrees for the benefit of the other to do all things and to execute all documents which may reasonably be required in order to give effect to this Agreement.

IN WITNESS WHEREOF the Parties hereto have hereunder caused to be set hands and seals as at the date first above written.

ADDISON YORK INSURANCE BROKERS LTD.


Per: /s/ P. Podorieszach
     ------------------------




DKWS ENTERPRISES, INC.


Per:  /s/ John W. Kabaker
     ------------------------


KABAKER FAMILY TRUST OF JULY 1998


Per:  /s/ John W. Kabaker
     ------------------------
     John W. Kabaker (trustee)


Per:  /s/ Theolyn Kabaker
     ------------------------
     Theolyn Kabaker (trustee)

                                  SCHEDULE "A"

                                     BUDGET

                                  SCHEDULE "B"

                                  BANK ACCOUNTS

                                  SCHEDULE "C"

                              DIRECTORS RESOLUTION

                                  SCHEDULE "D"

                           SECURITIES PLEDGE AGREEMENT

                                  SCHEDULE "E"

                                EMPLOYEES OF DKWS

                                  SCHEDULE "F"

                                 Leased Premises



1. Lease dated June 30, 2000, made between DKWS (as Tenant) and Active Property Management (as Landlord) with respect to Suite 100, 1701 Novato Blvd., Novato, California, 94947;
2. Lease dated July 8, 2002, made between DKWS (as Tenant) and Active Property Management (as Landlord) with respect to Suite 107, 1701 Novato Blvd., Novato, California, 94947;
3. Sub-Lease dated April 10, 2003, made between DKWS (as Sub-Lessee) and New Israel Fund (as Sub-Lessor) with respect to Suite 205, 10350 Santa Monica Blvd., Los Angeles, California;
4. Sub-Lease dated July 1, 2002, made between DKWS (as Sub-Lessor) and 2nd Sight Software (as Sub-Lessee) with respect to Suite 107, 1701 Novato Blvd., Novato, California, 94947; and
5.   Sub-Lease  dated July 27, 2000, made between DKWS (as Sub-Lessor) and Susan
     B. Preston (as Sub-Lessee) with respect to Suite 100, 1701 Novato Blvd., Novato, California, 94947.

                                  SCHEDULE "Q"

                                   FINAL NOTE



                                 PROMISSORY NOTE
                                 ---------------



FOR VALUE RECEIVED the undersigned Promissor, ADDISON YORK INSURANCE BROKERS, LTD., a Delaware corporation, promises to pay to the KABAKER FAMILY TRUST OF JULY 1998 ("KFT"), the sum of _____________________________________________
($_________________) DOLLARS (hereinafter called the "Principal Amount") together with interest thereon at the rate of SEVEN (7%) PERCENT interest per annum, calculated and compounded annually, not in advance, both before and after maturity. Subject to the terms hereof, the Principal Amount along with the accrued interest thereon as aforesaid shall be repaid in monthly installments (the "Installments") in accordance with the amortization schedule attached as Schedule "A" hereto and forming a part hereof (the "Amortization Schedule") beginning on the ____ day of ___________, 2008, to and until the ____ day of ________________, 2018 (the "Maturity Date") when all amounts outstanding shall become due and payable.

KFT acknowledges and agrees that any charge against the assets of the Promissor which may be created by this instrument is subject to the terms of a Subordination Agreement dated the 1st day of October, 2003 and made between the Promissor and KFT and is, inter alia, subordinate to all present and future Senior Debt (as defined in the Subordination Agreement) of the Promissor.

KFT acknowledges and agrees that the Promissor may discontinue making Installments in accordance with the Amortization Schedule or at all if the paying of an Installment or Installments would at any time, or from time to time, cause the monthly consolidated cash balance (excluding any monthly consolidated trust account balances) of Anthony Clark International Insurance Brokers Ltd. ("Anthony Clark"), the parent company of the Promissor, to fall below the sum of $500,000.00 after the servicing of all Senior Debt of the Promissor and Anthony Clark. In addition, KFT acknowledges that: (i) it is the sole shareholder of DKWS; (ii) the Promissor has provided a loan to DKWS in the principal amount of $150,000.00 (the "Loan"), which Loan is evidenced by a promissory note dated October 10, 2003 (the "Note"); and (iii) the Loan was used by DKWS to reduce the trust account deficiencies of DKWS. In accordance with the foregoing, KFT acknowledges and agrees that: (i) so long as the Installments to be made hereunder are current to within 365 days of the payments to be made in accordance with the Amortization Schedule, then there shall be no default under this instrument and (ii) when determining whether or not the Instalments to be made hereunder are current to within 365 days of the payments to be made in accordance with the Amortization Schedule, any and all amounts owing to the Promissor pursuant to the Note shall be taken into account.

KFT acknowledges and agrees that, at the option of the Promissor, the Principal Amount (or any part thereof) along with all accrued interest thereon are repayable without notice or bonus at any time prior to the Maturity Date. The Promissor waives presentment for payment, notice of protest, demand for payment and notice of non-payment.

DATED at the City of Calgary, in the Province of Alberta this ____ day of _______________, 2008.



ADDISON YORK INSURANCE BROKERS, LTD.


Per: /s/ P. Podorieszach
     ------------------------

                                  SCHEDULE "R"

                  SUBORDINATION AGREEMENT AND POWER OF ATTORNEY





THIS SUBORDINATION AGREEMENT IS MADE EFFECTIVE THE 1st DAY OF October, 2003

BETWEEN:

                       ADDISON YORK INSURANCE BROKERS LTD.
                  a body corporate incorporated pursuant to the
                          laws of the State of Delaware
                       (hereinafter referred to as "AYI")

                                     - and -

                       KABAKER FAMILY TRUST OF JULY 1998 a
                trust formed pursuant to the laws of the State of
                                   California,
                    (hereinafter referred to as the "Trust")


WHEREAS AYI, DKWS, John W. Kabaker, Theolyn Kabaker and the Trust have made, executed and delivered a certain Asset Purchase Agreement dated as of October 1, 2003 (the "APA").

AND WHEREAS pursuant to the APA, the Trust is to receive two promissory notes (the "Notes") from AYI and AYI has agreed to provide a security interest to the Trust as security for the performance of AYI's obligations under the Notes;

AND WHEREAS AYI has agreed to execute and provide to the Trust a Security Agreement (in the same form as Schedule "U" to the APA;

AND WHEREAS pursuant to the terms of the APA, the Trust has agreed to subordinate the Notes and Security Agreement (collectively referred to herein as the "Security Documents") to any and all senior indebtedness, whether present or future, which has been or may be obtained by AYI now or at any time into the future

NOW THEREFORE THIS AGREEMENT WITNESSETH that in consideration of the premises and mutual covenants herein contained and in consideration of the sum of FIVE ($5.00) DOLLARS now paid by AYI to the Trust (receipt of and sufficiency of which is hereby acknowledged) and for other good and valuable consideration the parties hereto and hereby agree as follows:

1. Any word, term or phrase that is defined in the APA and not otherwise defined herein shall, when used as a defined term in this Agreement, have the same meaning that each respectively has when used as a defined term in the APA.

2.   "Senior Indebtedness" means the principal of and interest on any and all:
     (c)  operating lines of credit for AYI; or
     (d) financing for the purpose of growing and expanding AYI and to provide additional capital for brokerage acquisitions or other insurance related assets;

     which are, may be or may become required by AYI, at present or at any time into the future.

1. The Trust covenants and agrees that the Security Documents are secured obligations of AYI ranking subordinate to any and all Senior Indebtedness of AYI, present or future, whether secured or unsecured, and without limiting the generality of the foregoing, the Security Documents shall be subordinate to any and all Senior Indebtedness which may be or become required by AYI at present or at any time into the future. So long as no default shall have occurred in the Security Documents and be continuing, the Trust does hereby covenant and agree with AYI, that Primo Podorieszach (the Chief Executive Officer of AYI), acting reasonably and in good faith, is unconditionally and irrevocably authorized and empowered, without further authorization or direction from the Trust, to postpone and subordinate the Security Documents, to and in favour of AYI's principal lender providing Senior Indebtedness to AYI, from time to time, and the Trust hereby irrevocably nominates and appoints Primo Podorieszach as its agent and lawful Power of Attorney with respect to the execution, delivery and registration of any and all documents which may be or become required pursuant to the terms of this Agreement.

1. The Trust agrees to execute and deliver to AYI the Limited Irrevocable Power of Attorney (attached as Schedule "A" hereto and forming a part hereof) appointing Primo Podorieszach as its agent and lawful attorney to act in accordance with the terms hereof and thereof.

1. The Trust covenants and agrees that the payment of the principal and interest on the Notes is hereby expressly subordinated and subrogated in right of payment to the prior payment in full of all Senior Indebtedness of AYI.

1. Notices to be given under this Agreement shall be given in writing to the Parties at the following respective addresses, namely:
     TO:               Addison York Insurance Brokers, Ltd.
                       355, 10333 Southport Road, SW
                       Calgary, Alberta, T2W 3X6
                       Attn: Primo Podorieszach
     TO:               Kabaker Family Trust Of July 1998
                       25 Wali Trail
                       Novato, California, 94947
                       Attn: John W. Kabaker
     or to such address as any Party may for itself stipulate by written notice in accordance with this paragraph 6, and any notice so sent by single, or double registered mail shall be deemed received on the seventh (7) day following such posting unless the contrary be proved, the burden of such proof being that of the person whose receipt of such notice in question.

7. This agreement shall be governed by, and be construed in accordance with, the laws of the State of California. In addition, the parties hereto waive trail by jury and agree to submit to the personal jurisdiction and venue of a court of subject matter jurisdiction located in Marin County, State of California.

8. The Recitals herein form part of this Agreement in as full and effective a manner as if incorporated herein as numbered clauses.

9. Should any clause or other portion of this Agreement be declared illegal, void, invalid, or inoperative by any competent Court, then this Agreement shall be read as if such impugned clause or portion had never been included in the Agreement, and so as to give the Agreement as full and forceful a reading as possible consistent with the deletion of such impugned clause or portion.

10. In this Agreement, the masculine shall include the feminine and vice versa, the personal the impersonal and vice versa, the individual the corporate and vice versa, and the singular the plural and vice versa, all as the context may require.

11. No purported amendment to, variation of, or departure from or indulgence of any term of, this Agreement shall be of any force or effect whatever unless and until evidence in writing and that writing executed by all the Parties hereto in the same fashion as the execution hereof.

12. Each party shall, at the request of any party, from time to time and at all times hereafter, execute and deliver all deeds, documents in writing and do all acts and things as may be required to carry out the true intended meaning of this Agreement.


IN WITNESS WHEREOF the Parties hereto have hereunder caused to be set hands and seals as at the date first above written.

ADDISON YORK INSURANCE BROKERS LTD.



Per: /s/ P. Podorieszach
     ------------------------


KABAKER FAMILY TRUST OF JULY 1998


Per:  /s/ John W. Kabaker
     ------------------------
     John W. Kabaker (trustee)


Per:  /s/ Theolyn Kabaker
     ------------------------
     Theolyn Kabaker (trustee)

                            SPECIAL POWER OF ATTORNEY
                            -------------------------


KNOW ALL MEN BY THESE PRESENTS THAT THE UNDERSIGNED

THE KABAKER FAMILY TRUST OF JULY 1998 DOES HEREBY make, nominate, constitute and appoint Primo Podorieszach as the undersigned's True and Lawful Attorney for the undersigned and in the name, place and stead and for the sole use and benefit to act as agent for the undersigned as described and set out in the Subordination Agreement between it and Addison York Insurance Brokers, Ltd. dated the 1st day of October, 2003 and to take all steps as agent as required by the Subordination Agreement, including but not limited to, any postponements that need to be executed pursuant to Senior Indebtedness as set out in the Subordination Agreement.

And for all and every of the purposes aforesaid DO HEREBY GIVE AND GRANT unto Primo Podorieszach, the said Attorney, full and absolute power and authority to do and execute all acts, deeds, matters and things necessary to be done in and about the premises.


IN WITNESS WHEREOF the undersigned has hereunto set its trustees's hand and seal this 1st day of October, 2003.

KABAKER FAMILY TRUST OF JULY 1998


Per:  /s/ John W. Kabaker
     ------------------------
     John W. Kabaker (trustee)


Per:  /s/ Theolyn Kabaker
     ------------------------
     Theolyn Kabaker (trustee)

                                  SCHEDULE "S"

                                DKWS LIABILITIES

                                  SCHEDULE "T"

                                 EXCLUDED ASSETS


Certain artwork owned by John W. Kabaker and identified as follows:


1.   Howard Behrens;
2.   Leddy;
3.   Kostabi; and
4.   Charles Bragg.

                                  SCHEDULE "U"

                               SECURITY AGREEMENT






                               SECURITY AGREEMENT
                               ------------------

     This Security Agreement (the "Agreement") is entered into as of October __, 2003 by and between Addison York Insurance Brokers, Ltd. A Delaware corporation (the "Company"), and the Kabaker Family Trust of July 1998 (the "Trust" or "Creditor").

     WHEREAS, the Company, the Trust, John W. Kabaker ("JWK"), Theolyn Kabaker ("TK"), and DKWS Enterprises, Inc. ("DWKS") have executed that certain Asset Purchase Agreement (the "APA") dated effective the 1st day of October, 2003, pursuant to which the Company will be acquiring substantially all the assets of DWKS and the Trust, subject to the terms and conditions contained therein, and in exchange for the certain consideration described therein, including but not limited to the two promissory notes described therein (the "Notes"); and

     WHEREAS, it is a condition precedent to the Trust, JWK, TK, and DKWS consenting to the terms and conditions of the APA that the Company execute and deliver to Creditor a security agreement in substantially the form hereof, in order to secure the obligations of the Company represented by the Notes (the "Obligations"); and

     WHEREAS, the Company wishes to grant a security interest in favor of Creditor as herein provided,

     NOW, THEREFOR, in consideration of the promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


     1. Definitions. All capitalized terms used herein without definitions shall have the respective meanings provided therefor in the APA. The term "State", as used herein, means the State of Delaware. All terms defined in the Uniform Commercial Code of the State and used herein shall have the same definitions herein as specified therein. However, if a term is defined in Article 9 of the Uniform Commercial Code of the State differently than in another Article of the Uniform Commercial Code of the State, the term has the meaning specified in
Article 9. The term "Obligations' as used herein, means all of the indebtedness, obligations and liabilities of the Company to Creditor, individually or collectively, whether direct or indirect, joint or several, absolute or contingent, due or to become due, now existing or hereafter arising under or in respect of the APA or the Notes, or any other instruments executed in connection with this Agreement.

     2. Grant of Security Interest. The Company hereby grants to Creditor, to secure the payment and performance in full of all of the Obligations, a security interest in and so pledges and assigns to the Creditor the following properties, assets and rights of the Company, wherever located, whether now owned or hereafter acquired or arising, and all proceeds and products thereof (all of the same being hereinafter called the "Collateral"): all personal and fixture property of every kind and nature including without limitation all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts (including health-care-insurance receivables), chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights (whether or not the letter of credit is evidenced by a writing), commercial tort claims, securities and all other investment property, supporting obligations, any other contract rights or rights to the payment of money, insurance claims and proceeds, tort claims, and all general intangibles including, without limitation, all payment intangibles, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, software, engineering drawings, service marks, customer lists, goodwill, and all licenses, permits, agreements of any kind or nature pursuant to which the Company possesses, uses or has authority to possess or use property (whether tangible or intangible) of others or others possess, use or have authority to possess or use property (whether tangible or intangible) of the Company, and all recorded data of any kind or nature, regardless of the medium of recording including, without limitation, all software, writings, plans, specifications and schematics.

     3. Authorization to File Financing Statements. The Company hereby irrevocably authorizes Creditor at any time and from time to time to file in any Uniform Commercial Code jurisdiction any initial financing statements and amendments thereto (the "Financing Statements") that (a) identify the Collateral, and (b) contain any other information required by part 5 of Article 9 of the Uniform Commercial Code of the State for the sufficiency or filing office acceptance of any financing statement or amendment. A copy of the initial Financing Statement proposed to be filed by Creditor is attached as Exhibit "A" hereto.

     4. Other Actions. The Company further agrees to take any and all action reasonably requested by Creditor to insure the attachment and perfection of, and the ability of Creditor to enforce, Creditor's security interest in the Collateral including, without limitation, (a) executing, delivering and, where appropriate, filing financing statements and amendments relating thereto under the Uniform Commercial Code, to the extent, if any, that the Company's signature thereon is required therefor, (b) causing the Creditor's name to be noted as a secured party on any certificate of title if such notation is a condition to attachment or perfection of, or ability of Creditor to enforce, Creditor's security interest in the Collateral, (c) complying with any provision of any statute, regulation or treaty of the United States as to the Collateral if compliance with such provision is a condition to attachment or perfection of, or ability of Creditor to enforce, the Creditor's security interest in the Collateral, (d) obtaining governmental and other third party consents and approvals, (e) taking all actions required by any earlier versions of the Uniform Commercial Code or by other law, as applicable in any relevant Uniform Commercial Code jurisdiction, or by other law as applicable in any foreign jurisdiction.

     5. Representations and Warranties Concerning Legal Status. The Company represents and warrants to Creditor that:

     (a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business as a foreign corporation in all jurisdictions where the nature of its business and/or ownership of its assets makes such qualification necessary.

     (b) The Company has the requisite power and authority to own its properties and assets. All of the Company's properties and assets are located at its offices set forth on Exhibit "B" attached hereto and forming a part hereof, which are also the offices at which the Company keeps the records of its patents, patent applications, trademarks and trademark applications.

     (c) The Company has the power to execute deliver and perform this Agreement and the other agreements and documents referred to herein to which it is a party and to grant the security interests granted under or pursuant to the terms of this Agreement, all of which actions have been duly authorized by all necessary corporate action.

     (d) The Company's execution of and performance of all transactions contemplated by this Agreement do not and will not in any way materially and adversely affect the rights of the Company, violate or constitute a breach of any provision of law, any court or agency decree or judgment, rule or regulation applicable to the Company or the Company's certificate of incorporation or bylaws or be in conflict with or constitute a breach of any other agreement, contract or instrument or other binding commitment to which the Company is a party or by which it is bound.

     (e) This Agreement and each of the other documents executed by the Company and delivered to Creditor hereunder, when executed and delivered will constitute the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

     (f) The Company is not in default in the performance of any material obligation, undertaking or covenant contained in any contract or agreement to which it is a party or by which it, or any portion of the Collateral, is bound.

     (g) There is currently no action, suit or proceeding at law or in equity or by or before any governmental instrumentality or other agency or any investigation into the affairs of the Company or any of its properties or rights.

     6. Covenants Concerning Company's Legal Status. The Company covenants with Creditor that without providing at least 30 days prior written notice to Creditor, the Company will not change its name, its place of business or, if more than one, chief executive office, or its mailing address or organizational identification number, and the Company will not change its type of organization, jurisdiction of organization or other legal structure.

     7. Representations and Warranties Concerning Collateral. The Company further represents and warrants to Creditor as follows:

     (a) The Company is the owner of or has other rights in or power to transfer the Collateral, free from any adverse lien, security interest or other encumbrance, except for the security interest created by this Agreement, the security interest granted to Paragon Capital Corporation Ltd. (the "Paragon Interest") and other liens permitted by this Agreement, the APA and the exhibits and schedules thereto;

     (b) None of the account debtors or other persons obligated on any of the Collateral is a governmental authority subject to the Federal Assignment of Claims Act or like federal, state or local statute or rule in respect of such Collateral;

     (c) The Company holds no commercial tort claim except as indicated on Exhibit A; and,

     (d) The Company has at all times operated its business in compliance with all applicable provisions of the federal Fair Labor Standards Act, as amended, and with all applicable provisions of federal, state and local statutes and ordinances dealing with the control, shipment, storage or disposal of hazardous materials or substances and (1) all other information set forth on the Exhibit A pertaining to the Collateral is accurate and complete.

     8. Covenants Concerning Collateral. Etc. The Company further covenants with Creditor as follows:

     (a) The Collateral will be kept at the location agreed to by the parties and the Company will not remove the Collateral from such location, without providing at least 30 days prior written notice to Creditor;

     (b) Except for the security interest herein granted and liens permitted by the Security Agreement, the Paragon Interest and the APA, or exhibits thereto, the Company shall be the owner of the Collateral free from any lien, security interest or other encumbrance, and the Company shall defend the same against all claims and demands of all persons at any time claiming the same or any interests therein adverse to Creditor;

     (c) The Company will keep the Collateral in good order and repair and will not use the same in violation of law or any policy of insurance thereon;

     (d) The Company will pay promptly when due all taxes, assessments, governmental charges and levies upon the Collateral or incurred in connection with the use or operation of such Collateral or incurred in connection with this Agreement.

     9. Default. Each of the following constitutes an "Event of Default":

     (a) Company fails to pay all or any part of the accrued interest or unpaid principal on the Notes when and as the same becomes due and payable at maturity, upon prepayment, by acceleration or otherwise, except as nonpayment may otherwise be allowed by the terms of the Notes;

     (b) The Company fails to observe or perform in all material respects any covenant or agreement on its part contained in this Agreement or the Notes if such failure is not remedied within 10 days after written notice is given to Company by Creditor specifying such default, requiring that such default be remedied and stating that such notice is a "Notice of Default."

     (c) Any representation or warranty made in this Agreement or the Notes proves to have been false or misleading in any material respect;

     (d) Any action is taken establishing or seeking to establish a lien, charge or other right to any of the assets comprising the Collateral, or seeking to execute upon, seize or foreclose upon any such assets, and such action is not fully released, abandoned or dismissed within ten days after such action is first initiated.

     (e) The Company pursuant to or within the meaning of Bankruptcy Law:

          (i) commences a voluntary case;

          (ii) consents to the entry of an order for relief against it in an involuntary case;

          (iii) consents to the appointment of a Custodian of it for all or substantially all of the its property; or

          (iv) makes a general assignment for the benefit of its creditors; or

     (f) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

          (i) is for relief against Company in an involuntary case;

          (ii) appoints a Custodian for Company or for all or substantially all of its property; or

          (iii) orders the liquidation of Company;

and the order or decree remains unstayed and in effect for 60 consecutive days. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     10. Acceleration. If any Event of Default occurs and is continuing, Creditor, by written notice to Company may declare the principal of and accrued interest on the Notes to be immediately due and payable; provided that in the case of an Event of Default described in Section 9 (e) or (f), the Notes shall become due and payable without further action or notice.

     11. No Duty on Creditor. The powers conferred on Creditor hereunder are solely to protect its interests in the Collateral and shall not impose any duty upon Creditor to exercise any such powers. Creditor shall be accountable only for the amounts that it actually receives as a result of the exercise of such powers and neither it nor any of its officers, directors, employees or agents shall be responsible to the Company for any act or failure to act, except for Creditor's own gross negligence or willful misconduct.

     12. No Waiver by Creditors. Creditor shall not be deemed to have waived any of its rights upon or under the Obligations or the Collateral unless such waiver shall be in writing and signed by Creditor. No delay or omission on the part of Creditor in exercising any right shall operate as a waiver of such right or any other right. A waiver on any one occasion shall not be construed as a bar to or waiver of any right on any future occasion. All rights and remedies of Creditor with respect to the Obligations or the Collateral, whether evidenced hereby or by any other instrument or papers, shall be cumulative and may be exercised singularly, alternatively, successively or concurrently at such time or at such times as Creditor deems expedient.

     13. Governing Law: Consent to Jurisdiction. This Agreement shall be governed by, and construed in accordance with, the laws of the state of California. The Company agrees that any suit for the enforcement of this Agreement may be brought in the courts of the State of California or any federal court sitting therein and consents to the non-exclusive jurisdiction of such court and to service of process in any such suit being made upon the Company by mail at the address set forth in the APA.

     14. Miscellaneous. The headings of each section of this Agreement are for convenience only and shall not define or limit the provisions thereof. This Agreement and all rights and obligations hereunder shall be binding upon the Company and its respective successors and assigns, and shall inure to the benefit of Creditor and its successors and assigns. If any term of this Agreement shall be held to be invalid, illegal or unenforceable, the validity of all other terms hereof shall in no way be affected thereby, and this Agreement shall be construed and be enforceable as if such invalid, illegal or unenforceable term had not been included herein.


IN WITNESS WHEREOF, the Company and Creditor have duly executed this Security Agreement as of the ____ day of October, 2003.



                                        CREDITOR:


                                        KABAKER FAMILY TRUST OF JULY 1998


                                        By:  /s/ John W. Kabaker
                                             ------------------------
                                             John W. Kabaker (trustee)


                                        And by:  /s/ Theolyn Kabaker
                                                ------------------------
                                                Theolyn Kabaker (trustee)




                                        COMPANY:

                                        ADDISON YORK INSURANCE BROKERS, INC.


                                        By:  /s/ P. Podorieszach
                                             ------------------------

                                  SCHEDULE "V"

                        MUNICIPAL DESCRIPTION OF PREMISES



1.   Suite 100, 1701 Novato Blvd., Novato, California, 94947;
2.   Suite 107, 1701 Novato Blvd., Novato, California, 94947; and
3.   Suite 205, 10350 Santa Monica Blvd., Los Angeles, California.

                                  SCHEDULE "W"


        LIST OF CLIENTS OF THE VENDOR WHO PROVIDE COMMISSION REVENUES TO
                  THE VENDOR IN EXCESS OF $5,000.00 PER ANNUM